     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 1998


                                                       REGISTRATION NOS. 2-98755


                                                                        811-4350

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933                        [ ]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 19                      [X]
                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    [ ]
                                AMENDMENT NO. 20                             [X]

                            MARKET STREET FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              103 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 791-1700
                            ------------------------

        ADAM SCARAMELLA, ESQ.                         COPY TO:
       MARKET STREET FUND, INC.                STEPHEN E. ROTH, ESQ.
         1050 WESTLAKES DRIVE             SUTHERLAND, ASBILL & BRENNAN LLP
           BERWYN, PA 19312                1275 PENNSYLVANIA AVENUE, N.W.
    (NAME AND ADDRESS OF AGENT FOR              WASHINGTON, DC 20004
               SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX) [ ]IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485

[X]ON MAY 1, 1998 PURSUANT TO PARAGRAPH (b) OF RULE 485

[ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485
[ ] ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE 485

[ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

[ ] ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485


                  TITLE OF SECURITIES: SHARES OF COMMON STOCK


================================================================================

                   CROSS REFERENCE SHEET SHOWING LOCATION OF

                          INFORMATION IN PROSPECTUSES


                   (PART A AND PART B) REQUIRED BY FORM N-1A

                                     PART A


                     FORM N-1A ITEM                               PROSPECTUS CAPTION
                     --------------                               ------------------
 1.  Cover Page.....................................  Cover Page
 2.  Synopsis.......................................  Not Applicable
 3.  Financial Highlights...........................  Financial Highlights
 4.  General Description of Registrant..............  Introduction: Investment Objectives   and
                                                      Policies
 5.  Management of the Fund.........................  Management
 6.  Capital Stock and Other Securities.............  Description of the Fund's Shares
 7.  Purchase of Securities Being Offered...........  Description of the Fund's Shares
 8.  Redemption or Repurchase.......................  Description of the Fund's Shares
 9.  Legal Proceedings..............................  Not Applicable
                                             PART B
                     FORM N-1A ITEM                       STATEMENT OF ADDITIONAL INFORMATION
     -----------------------------------------------  -------------------------------------------
10.  Cover Page.....................................  Cover Page
11.  Table of Contents..............................  Table of Contents
12.  General Information and History................  General Information and History
13.  Investment Objectives and Policies.............  Investment Restrictions; Investment
                                                      Techniques and Risks
14.  Management of the Registrant...................  Management of the Fund
15.  Control Persons and Principal Holders of         General Information and History;
       Securities...................................  Management of the Fund
16.  Investment Advisory and Other Services.........  Investment Advisory and Other Services
17.  Brokerage Allocation and Other Practices.......  Portfolio Transactions and Brokerage
                                                      Allocation
18.  Capital Stock and Other Securities.............  Capital Stock
19.  Purchase, Redemption and Pricing of Securities
       Being Offered................................  Redemption of Shares
20.  Tax Status.....................................  Taxes
21.  Underwriters...................................  Other Services
22.  Calculation of Yield Quotations of Money Market
       Funds........................................  Not Applicable
23.  Financial Statements...........................  Financial Statements

--------------------------------------------------------------------------------

                            MARKET STREET FUND, INC.

                                   Prospectus
                                  May 1, 1998


    Market Street Fund, Inc. (the "Fund") is an open-end, diversified management investment company consisting of eleven separate investment portfolios (each a "Portfolio," together, the "Portfolios"), each of which has a different investment objective. This prospectus describes the following ten Portfolios:


        The Growth Portfolio seeks intermediate and long-term growth of capital. A reasonable level of income is an important secondary objective. This Portfolio pursues its objectives by investing primarily in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long term.

        The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity. This Portfolio pursues its objective by investing in high-quality money market instruments. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT AND THE FUND CANNOT ASSURE THAT IT WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

        The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk. This Portfolio pursues its objective by investing in a diversified portfolio of marketable debt securities.

        The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. This Portfolio pursues its objective by investing only in those types of securities that are permissible investments of the other Portfolios.

        The Aggressive Growth Portfolio seeks a high level of long-term capital appreciation. This Portfolio pursues its objective by investing in securities of new or unseasoned companies, or securities of companies in new or emerging industries.

        The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.


        All Pro Large Cap Growth Portfolio seeks to achieve long-term capital appreciation. The Portfolio pursues its objective by investing primarily in common stock and other equity securities of companies among the 750 largest by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings.



        All Pro Small Cap Growth Portfolio seeks to achieve long-term capital appreciation. The Portfolio pursues its objective by investing primarily in common stock and other equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings.


        All Pro Large Cap Value Portfolio seeks to provide long-term capital appreciation. The Portfolio attempts to achieve this objective by investing primarily in undervalued common stock and other equity securities of companies among the 750 largest by market capitalizations at the time of purchase that the Advisers believe offer above-average potential for growth in future earnings.

        All Pro Small Cap Value Portfolio seeks to provide long-term capital appreciation. The Portfolio pursues this objective by investing primarily in undervalued common stock and other equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the Advisers believe offer above-average potential for growth in future earnings.

    THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE OR OBJECTIVES.


    The Portfolios are available to the public only by purchasing certain variable life insurance policies or variable annuity contracts issued by separate accounts of Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, and National Life Insurance Company. This Prospectus should be read in conjunction with the separate prospectus for each separate account and its related policy or contract and should be retained for future reference.



    This prospectus briefly describes the information that investors should know before investing in the Fund, including the risks of investing in each Portfolio. A statement of additional information dated May 1, 1998, has been filed with the Securities and Exchange Commission and contains further information about the Fund. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Portfolios and the Fund. The statement of additional information is incorporated by reference into this Prospectus and is available without charge by writing or telephoning the Fund at 103 Bellevue Parkway, Wilmington, Delaware 19809, or (302) 791-1700.


    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE SHARES OF THE FUND INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

                            MARKET STREET FUND, INC.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Introduction................................................    3
Financial Highlights........................................    4
Investment Objectives and Policies..........................   10
     The Growth Portfolio...................................   10
     The Money Market Portfolio.............................   10
     The Bond Portfolio.....................................   11
     The Managed Portfolio..................................   12
     The Aggressive Growth Portfolio........................   12
     The International Portfolio............................   13
     The All Pro Portfolios.................................   14
          The All Pro Large Cap Growth Portfolio............   14
          The All Pro Small Cap Growth Portfolio............   15
          The All Pro Large Cap Value Portfolio.............   15
          The All Pro Small Cap Value Portfolio.............   16
Investment Techniques and Risks.............................   16
     Temporary Defensive Positions..........................   16
     Short-Term Trading.....................................   16
     Foreign Securities.....................................   16
     Lower Quality Debt Instruments.........................   18
     Repurchase Agreements..................................   18
     When-Issued Securities and Delayed Delivery
      Securities............................................   18
     Borrowing..............................................   19
     Reverse Repurchase Agreements..........................   19
     Covered Call Options...................................   19
Management..................................................   20
     Directors..............................................   20
     Advisers...............................................   20
     Compensation of Advisers...............................   23
     Portfolio Managers.....................................   24
     Expenses...............................................   27
     Brokerage Allocation...................................   27
     Administrative Services................................   27
Description of the Fund's Shares............................   27
     General................................................   27
     Determination of Net Asset Value.......................   28
     Offer, Purchase and Redemption of Shares...............   28
     Dividends, Distributions, and Taxes....................   29
Other Information...........................................   30
     Custodian, Transfer Agent and Dividend Disbursing
      Agent.................................................   30
Preparing for Year 2000.....................................   30

                                  INTRODUCTION


     Market Street Fund, Inc. is an open-end, diversified management investment company incorporated in the State of Maryland on March 21, 1985. The Fund consists of 11 separate investment portfolios, each of which is, in effect, a separate mutual fund. The Fund issues a separate class (or series) of common stock for each Portfolio representing fractional undivided interests in that Portfolio. An investor in a Portfolio is entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Portfolio. An investor also shares pro-rata in any losses of that Portfolio.



     Pursuant to separate investment advisory agreements with the Fund and subject to the authority of the Fund's board of directors, Providentmutual Investment Management Company ("PIMC") serves as investment adviser to the International Portfolio. PIMC also serves as investment adviser to the All Pro Small Cap Growth, All Pro Large Cap Growth, All Pro Small Cap Value, and All Pro Large Cap Value Portfolios (together, the "All Pro Portfolios"). Sentinel Advisors Company ("SAC") serves as investment adviser to the Growth, Money Market, Bond, Managed, and Aggressive Growth Portfolios. PIMC has engaged The Boston Company Asset Management, Inc. ("TBC") as the investment sub-adviser to provide day-to-day portfolio management for the International Portfolio. PIMC also employs several investment sub-advisers to provide day-to-day portfolio management for the All Pro Portfolios (See "Management--Advisers"). PIMC, SAC, TBC and the investment sub-advisers, including the investment management consultant, for the All Pro Portfolios are each referred to herein as the "Adviser" or together as the "Advisers," as appropriate.


     The Fund currently offers its shares to separate accounts of Provident Mutual Life Insurance Company ("Provident Mutual"), Providentmutual Life and Annuity Company of America ("PLACA"), and National Life Insurance Company ("NLIC") as funding vehicles for certain variable life insurance policies and variable annuity contracts. Each such separate account, like the Fund, is registered as an investment company with the Securities and Exchange Commission ("SEC"), and a separate prospectus, which accompanies this prospectus, describes each separate account and its related policy or contract. The Fund may, in the future, offer its shares to separate accounts of other insurance companies to fund variable life insurance policies and variable annuity contracts. The Fund does not offer its shares directly to the general public.


     Since shares of the Fund are sold to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and to separate accounts of different insurance companies, it is possible that material conflicts could arise between the interests of variable annuity contract holders and variable life insurance policy holders, or between the interests of holders of contracts or policies issued by different insurance companies. Such material conflicts could include, for example, differences in the federal income tax treatment of variable annuity contracts versus variable life insurance policies. The Fund does not currently foresee any disadvantage to variable annuity contract or variable life insurance policy holders arising from the fact that shares of the Fund might support both types of contracts or contracts of different insurance companies. However, the Fund's board of directors will continually monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken to resolve such conflicts. Such action may include redeeming the shares of the Fund held by separate accounts involved in any material irreconcilable conflict.



     The Fund will provide annual and semi-annual reports to all investors. The annual reports contain audited financial statements and other information about the Portfolios, including additional information on performance. Investors may request additional copies of any report, or make inquiries, by calling or writing the Fund. The toll-free number and the address of the Fund are set forth on the cover page of this prospectus.

                              FINANCIAL HIGHLIGHTS

     The following tables give information regarding income, expenses and capital changes in the Growth, Money Market, Bond, Managed, Aggressive Growth and International Portfolios attributable to a share of the class representing an interest in each Portfolio outstanding throughout the periods indicated. The Aggressive Growth Portfolio commenced operations on May 1, 1989, and the International Portfolio commenced operations on November 1, 1991. The information in the tables has been derived from the financial statements which have been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their report thereon which is included in the Statement of Additional Information. The Statement of Additional Information is available upon request. The information in the following tables should be read in conjunction with the financial statements and related notes. As of the date of this prospectus, the All Pro Portfolio had no operations.


     Selected data for a share of capital stock outstanding throughout the periods:


                                                                       GROWTH PORTFOLIO
                                  -------------------------------------------------------------------------------------------
                                  01/01/97(a)    01/01/96     01/01/95   01/01/94   01/01/93   01/01/92   01/01/91   01/01/90
                                      to            to           to         to         to         to         to         to
                                   12/31/97      12/31/96     12/31/95   12/31/94   12/31/93   12/31/92   12/31/91   12/31/90
                                  -----------   -----------   --------   --------   --------   --------   --------   --------
Net asset value, beginning of
  period........................    $18.10        $16.36       $14.00      $14.09     $13.73    $13.88     $12.08     $13.16
                                    ------        ------      -------    -------    -------     ------     ------     ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.........       .35           .46          .47        .43        .38        .46        .50        .55
  Net realized and unrealized
    gain (loss) on
    investments.................      3.49          2.54         3.41       (.10)       .94        .17       1.71       (.25)
                                    ------        ------      -------    -------    -------     ------     ------     ------
    Total from investment
      operations................      3.84          3.00         3.88        .33       1.32        .63       2.21        .30
                                    ------        ------      -------    -------    -------     ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from
    net investment income.......      (.38)         (.48)        (.46)      (.41)      (.39)      (.46)      (.41)      (.53)
  Dividends to shareholders from
    net capital gains...........     (2.10)         (.78)       (1.06)      (.01)      (.35)      (.32)      (.00)      (.85)
  Dividends to shareholders in
    excess of net investment
    income......................        --            --           --         --       (.22)        --         --         --
                                    ------        ------      -------    -------    -------     ------     ------     ------
    Total distributions.........     (2.48)        (1.26)       (1.52)      (.42)      (.96)      (.78)      (.41)     (1.38)
                                    ------        ------      -------    -------    -------     ------     ------     ------
Net asset value, end of
  period........................    $19.46        $18.10       $16.36      $14.00     $14.09    $13.73     $13.88     $12.80
                                    ======        ======      =======    =======    =======     ======     ======     ======
    Total Return................     24.32%        19.58%       30.39%      2.40%      9.43%      4.74%     18.50%      2.39%
RATIOS/SUPPLEMENTAL DATA:


  Net assets, end of period
    $(000)......................   267,389       198,948      161,899    115,191    109,534     82,881     55,357     35,658
  Ratios of expenses to average
    net assets(c)...............       .43%          .50%         .61%       .63%       .76%       .79%       .76%       .75%
  Ratios of net investment
    income to average net
    assets......................      2.01%         2.80%        3.20%      3.10%      2.86%      3.53%      3.91%      4.27%
  Portfolio turnover rate.......       108%           72%          61%        63%        51%        35%        28%        47%


  Average commission rate(d)....    $0.0600       $0.0600         N/A        N/A        N/A        N/A        N/A        N/A

                                     GROWTH PORTFOLIO
                                  ----------------------
                                  01/01/89(b)   01/01/88
                                      to           to
                                   12/31/89     12/31/88
                                  -----------   --------
Net asset value, beginning of
  period........................    $11.24       $ 9.99
                                    ------       ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.........       .51          .46
  Net realized and unrealized
    gain (loss) on
    investments.................      2.87         1.36
                                    ------       ------
    Total from investment
      operations................      3.38         1.82
                                    ------       ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from
    net investment income.......      (.53)        (.43)
  Dividends to shareholders from
    net capital gains...........      (.93)        (.14)
  Dividends to shareholders in
    excess of net investment
    income......................        --           --
                                    ------       ------
    Total distributions.........     (1.46)        (.57)
                                    ------       ------
Net asset value, end of
  period........................    $13.16       $11.24
                                    ======       ======
    Total Return................     30.45%       18.50%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    $(000)......................    25,954       14,287
  Ratios of expenses to average
    net assets(c)...............       .72%         .65%
  Ratios of net investment
    income to average net
    assets......................      4.26%        4.52%
  Portfolio turnover rate.......        60%          32%
  Average commission rate(d)....       N/A          N/A


---------------


(a) On May 1, 1997, the investment adviser was changed from Newbold's Asset Management, Inc. to Sentinel Advisors Company.


(b) On May 1, 1989, the investment adviser was changed from Providentmutual Investment Management Company to Newbold's Asset Management, Inc.


(c) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992,
    1991, 1990, 1989 and 1988 were as follows: 0.43%, 0.50%, 0.61%, 0.67%,
    0.76%, 0.82%, 0.98%, 1.01%, 1.13% and 1.25%, respectively.



(d) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the SEC for all financial statements with fiscal years beginning after September 1, 1995.


                See accompanying notes to financial statements.

     Selected data for a share of capital stock outstanding throughout the periods:

                                                                       MONEY MARKET PORTFOLIO
                                           ------------------------------------------------------------------------------
                                           01/01/97   01/01/96(A)    01/01/95      01/01/94      01/01/93      01/01/92
                                              TO          TO            TO            TO            TO            TO
                                           12/31/97    12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
                                           --------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period....     $1.00       $1.00           $1.00         $1.00         $1.00         $1.00
                                            ------      ------      -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.................       .05         .05             .05           .04           .03           .03
                                            ------      ------      -----------   -----------   -----------   -----------
    Total from investment operations....       .05         .05             .05           .04           .03           .03
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income...................      (.05)       (.05)           (.05)         (.04)         (.03)         (.03)
                                            ------      ------      -----------   -----------   -----------   -----------
    Total Distributions.................      (.05)       (.05)           (.05)         (.04)         (.03)         (.03)
                                            ------      ------      -----------   -----------   -----------   -----------
Net asset value, end of period..........     $1.00       $1.00           $1.00         $1.00         $1.00         $1.00
                                            ======      ======      ===========   ===========   ===========   ===========
    Total return........................      5.33%       5.15%           5.61%         3.81%         2.59%         3.18%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)......    64,339      54,197          34,615        21,040        12,506         8,138
  Ratios of expenses to average net
    assets(b)...........................       .39%        .44%            .50%          .55%          .65%          .65%
  Ratios of net investment income to
    average net assets..................      5.21%       5.03%           5.47%         3.86%         2.56%         3.12%

                                                         MONEY MARKET PORTFOLIO
                                          -----------------------------------------------------
                                           01/01/91      01/01/90      01/01/89      01/01/88
                                              TO            TO            TO            TO
                                           12/31/91      12/31/90      12/31/89      12/31/88
                                          -----------   -----------   -----------   -----------
Net asset value, beginning of period....       $1.00         $1.00         $1.00          $1.00
                                          -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.................         .06           .07           .08            .07
                                          -----------   -----------   -----------   -----------
    Total from investment operations....         .06           .07           .08            .07
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income...................        (.06)         (.07)         (.08)          (.07)
                                          -----------   -----------   -----------   -----------
    Total Distributions.................        (.06)         (.07)         (.08)          (.07)
                                          -----------   -----------   -----------   -----------
Net asset value, end of period..........       $1.00         $1.00         $1.00          $1.00
                                          ===========   ===========   ===========   ===========
    Total return........................        5.69%         8.00%         9.02%          7.19%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)......       7,047         5,411         4,632          4,219
  Ratios of expenses to average net
    assets(b)...........................         .53%          .50%          .55%           .65%
  Ratios of net investment income to
    average net assets..................        5.49%         7.72%         8.66%          7.03%


---------------

(a) On May 1, 1996 the investment adviser was changed from Providentmutual Investment Management Company to Sentinel Advisors Company.


(b) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992,
    1991, 1990, 1989 and 1988 were as follows: 0.39%, 0.44%, 0.50%, 0.59%,
    0.65%, 0.73%, 0.86%, 0.86%, 1.08% and 1.36%, respectively.


                See accompanying notes to financial statements.

     Selected data for a share of capital stock outstanding throughout the periods:

                                                                           BOND PORTFOLIO
                                         -----------------------------------------------------------------------------------
                                          01/01/97      01/01/96      01/01/95      01/01/94     01/01/93(A)      01/01/92
                                             TO            TO            TO            TO            TO              TO
                                          12/31/97      12/31/96      12/31/95      12/31/94      12/31/93        12/31/92
                                         -----------   -----------   -----------   -----------   -----------     -----------
Net asset value, beginning of
  period..............................   $     10.67   $     11.00   $      9.73   $     11.21   $    10.73      $     10.80
                                         -----------   -----------   -----------   -----------   -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............           .64           .63           .65           .62          .60              .64
  Net realized and unrealized gain
    (loss) on investments.............           .33          (.34)         1.27         (1.23)         .48             (.03)
                                         -----------   -----------   -----------   -----------   -----------     -----------
      Total from investment
        operations....................           .97           .29          1.92          (.61)        1.08              .61
                                         -----------   -----------   -----------   -----------   -----------     -----------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income.................          (.66)         (.62)         (.65)         (.60)        (.60)            (.68)
  Dividends to shareholders from net
    capital gains.....................          (.00)         (.00)         (.00)         (.27)        (.00)            (.00)
                                         -----------   -----------   -----------   -----------   -----------     -----------
      Total distributions.............          (.66)         (.62)         (.65)         (.87)        (.60)            (.68)
                                         -----------   -----------   -----------   -----------   -----------     -----------
Net asset value, end of period........   $     10.98   $     10.67   $     11.00   $      9.73   $    11.21      $     10.73
                                         ===========   ===========   ===========   ===========   ===========     ===========
      Total return....................          9.50%         2.86%        20.45%        (5.62)%      10.32%            5.95%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)....        23,350        17,087        14,402        10,098       10,160            6,710
  Ratios of expenses to average net
    assets(c).........................           .57%           56%          .60%          .68%         .75%             .75%
  Ratios of net investment income to
    average net assets................          6.24%         6.08%         6.36%         6.14%        5.53%            6.34%
  Portfolio turnover rate.............           105%          133%          206%          151%          71%               4%

                                                           BOND PORTFOLIO
                                        -----------------------------------------------------
                                         01/01/91      01/01/90     01/01/89(B)    01/01/88
                                            TO            TO            TO            TO
                                         12/31/91      12/31/90      12/31/89      12/31/88
                                        -----------   -----------   -----------   -----------
Net asset value, beginning of
  period..............................  $     10.04   $     10.09   $     9.89    $     10.02
                                        -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............          .77           .79          .82            .76
  Net realized and unrealized gain
    (loss) on investments.............          .57          (.05)         .20           (.13)
                                        -----------   -----------   -----------   -----------
      Total from investment
        operations....................         1.34           .74         1.02            .63
                                        -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income.................         (.58)         (.79)        (.82)          (.76)
  Dividends to shareholders from net
    capital gains.....................         (.00)         (.00)        (.00)          (.00)
                                        -----------   -----------   -----------   -----------
      Total distributions.............         (.58)         (.79)        (.82)          (.76)
                                        -----------   -----------   -----------   -----------
Net asset value, end of period........  $     10.80   $     10.04   $    10.09    $      9.89
                                        ===========   ===========   ===========   ===========
      Total return....................        13.93%         7.70%       10.57%          6.45%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)....        4,365         3,711        3,311          2,473
  Ratios of expenses to average net
    assets(c).........................          .63%          .60%         .62%           .65%
  Ratios of net investment income to
    average net assets................         7.58%         8.00%        8.28%          7.74%
  Portfolio turnover rate.............           32%           53%           9%           .13%


---------------

(a) On March 1, 1993, the investment adviser was changed from ProvidentMutual Management Company, Inc. to Sentinel Advisors Company.

(b) On May 1, 1989, the investment adviser was changed from Providentmutual Investment Management Company to Sigma Asset Management, Inc. (renamed ProvidentMutual Management Company, Inc.).


(c) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992,
    1991, 1990, 1989 and 1988 were as follows: 0.57%, 0.56%, 0.60%, 0.70%,
    0.75%, 0.81%, 0.93%, 0.96%, 1.16% and 1.36%, respectively.


                See accompanying notes to financial statements.

     Selected data for a share of capital stock outstanding throughout the periods:


                                                                        MANAGED PORTFOLIO
                                     ----------------------------------------------------------------------------------------
                                     01/01/97   01/01/96   01/01/95   01/01/94   01/01/93(A)   01/01/92   01/01/91   01/01/90
                                        TO         TO         TO         TO          TO           TO         TO         TO
                                     12/31/97   12/31/96   12/31/95   12/31/94    12/31/93     12/31/92   12/31/91   12/31/90
                                     --------   --------   --------   --------   -----------   --------   --------   --------
Net asset value, beginning of
  period...........................   $14.68     $14.19     $11.94     $13.27      $12.25       $11.40     $ 9.81     $11.37
                                      ------     ------     ------     ------      ------       ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............      .54        .51        .55        .53         .40          .44        .51        .57
  Net realized and unrealized gain
    (loss) on investments..........     2.49       1.07       2.28       (.77)       1.00          .88       1.47      (1.53)
                                      ------     ------     ------     ------      ------       ------     ------     ------
    Total from investment
      operations...................     3.03       1.58       2.83       (.24)       1.40         1.32       1.98       (.96)
                                      ------     ------     ------     ------      ------       ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from
    net investment income..........     (.53)      (.51)      (.57)      (.49)       (.38)        (.47)      (.39)      (.57)
  Dividends to shareholders from
    net capital gains..............     (.12)      (.58)      (.01)      (.60)       (.00)        (.00)      (.00)      (.03)
                                      ------     ------     ------     ------      ------       ------     ------     ------
    Total distributions............     (.65)     (1.09)      (.58)     (1.09)       (.38)        (.47)      (.39)      (.60)
                                      ------     ------     ------     ------      ------       ------     ------     ------
Net asset value, end of period.....   $17.06     $14.68     $14.19     $11.94      $13.27       $12.25     $11.40     $ 9.81
                                      ======     ======     ======     ======      ======       ======     ======     ======
    Total return...................    21.23%     11.88%     24.43%     (1.82)%     11.62%       11.96%     20.49%     (8.61)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    $(000).........................   56,068     43,431     36,002     29,363      28,984       15,946     12,564     10,197
  Ratios of expenses to average net
    assets(c)......................      .58%       .60%       .66%       .67%        .80%         .80%       .68%       .65%
  Ratios of net investment income
    to average net assets..........     3.47%      3.68%      4.22%      4.34%       3.36%        3.88%      4.74%      5.48%
  Portfolio turnover rate..........       99%       106%       130%        75%         89%          32%        51%        47%


  Average commission rate(d).......   $0.0600    $0.0600       N/A        N/A         N/A          N/A        N/A        N/A

                                       MANAGED PORTFOLIO
                                     ----------------------
                                     01/01/89(B)   01/01/88
                                         TO           TO
                                      12/31/89     12/31/88
                                     -----------   --------
Net asset value, beginning of
  period...........................    $10.63       $10.12
                                       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............       .59          .50
  Net realized and unrealized gain
    (loss) on investments..........       .89          .51
                                       ------       ------
    Total from investment
      operations...................      1.48         1.01
                                       ------       ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from
    net investment income..........      (.61)        (.50)
  Dividends to shareholders from
    net capital gains..............      (.13)        (.00)
                                       ------       ------
    Total distributions............      (.74)        (.50)
                                       ------       ------
Net asset value, end of period.....    $11.37       $10.63
                                       ======       ======
    Total return...................     14.65%       10.60%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    $(000).........................    10,028        8,015
  Ratios of expenses to average net
    assets(c)......................       .65%         .65%
  Ratios of net investment income
    to average net assets..........      5.74%        4.89%
  Portfolio turnover rate..........        23%          35%
  Average commission rate(d).......       N/A          N/A


---------------

(a) On March 1, 1993, the investment adviser was changed from ProvidentMutual Management Company, Inc. to Sentinel Advisors Company.

(b) On May 1, 1989, the investment adviser was changed from Providentmutual Investment Management Company to Sigma Asset Management, Inc. (renamed ProvidentMutual Management Company, Inc.).


(c) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992,
    1991, 1990, 1989 and 1988 were as follows: 0.58%, 0.60%, 0.66%, 0.73%,
    0.80%, 0.84%, 0.95%, 0.98%, 1.11% and 1.24%, respectively.



(d) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the SEC for all financial statements with fiscal years beginning after September 1, 1995.


                See accompanying notes to financial statements.

     Selected data for a share of capital stock outstanding throughout the periods:


                                                                       AGGRESSIVE GROWTH PORTFOLIO
                                                    ------------------------------------------------------------------
                                                    01/01/97   01/01/96   01/01/95   01/01/94   01/01/93(A)   01/01/92
                                                       TO         TO         TO         TO          TO           TO
                                                    12/31/97   12/31/96   12/31/95   12/31/94    12/31/93     12/31/92
                                                    --------   --------   --------   --------   -----------   --------
Net asset value, beginning of period..............   $18.52     $17.38     $15.45     $15.45      $14.72       $16.68
                                                     ------     ------     ------     ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........................      .17        .17        .20       (.01)       (.01)         .03
  Net realized and unrealized gain (loss) on
    investments...................................     3.72       3.03       1.86        .01         .77          .38
                                                     ------     ------     ------     ------      ------       ------
    Total from investment operations..............     3.89       3.20       2.06        .00         .76          .41
                                                     ------     ------     ------     ------      ------       ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment
    income........................................     (.18)      (.19)      (.00)      (.00)       (.03)        (.07)
  Dividends to shareholders from net capital
    gains.........................................     (.04)     (1.87)      (.13)      (.00)       (.00)       (2.30)
                                                     ------     ------     ------     ------      ------       ------
    Total distributions...........................     (.22)     (2.06)      (.13)      (.00)       (.03)       (2.37)
                                                     ------     ------     ------     ------      ------       ------
Net asset value, end of period....................   $22.19     $18.52     $17.38     $15.45      $15.45       $14.72
                                                     ======     ======     ======     ======      ======       ======
    Total return(c)...............................    21.21%     21.00%     13.48%         0%       5.20%        2.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)................   48,574     34,098     23,822     15,430      12,223        8,029
  Ratios of expenses to average net assets
    (annualized)(d)...............................      .63%       .68%       .76%       .86%        .90%         .90%
  Ratios of net investment income to average net
    assets (annualized)...........................      .95%      1.14%      1.32%      (.10)%      (.07)%        .37%
  Portfolio turnover..............................       37%        47%        89%        60%         60%          18%


  Average commission rate(e)......................   $0.0600    $0.0600       N/A        N/A         N/A          N/A

                                                       AGGRESSIVE GROWTH PORTFOLIO
                                                    ---------------------------------
                                                    01/01/91   01/01/90   05/01/89(B)
                                                       TO         TO          TO
                                                    12/31/91   12/31/90    12/31/89
                                                    --------   --------   -----------
Net asset value, beginning of period..............   $10.67     $ 9.87      $10.00
                                                     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........................      .08        .03         .09
  Net realized and unrealized gain (loss) on
    investments...................................     5.93       1.04         .25
                                                     ------     ------      ------
    Total from investment operations..............     6.01       1.07         .34
                                                     ------     ------      ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment
    income........................................     (.00)      (.03)       (.09)
  Dividends to shareholders from net capital
    gains.........................................     (.00)      (.24)       (.38)
                                                     ------     ------      ------
    Total distributions...........................     (.00)      (.27)       (.47)
                                                     ------     ------      ------
Net asset value, end of period....................   $16.68     $10.67      $ 9.87
                                                     ======     ======      ======
    Total return(c)...............................    56.33%     10.77%       8.31%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)................    2,751        772         568
  Ratios of expenses to average net assets
    (annualized)(d)...............................      .79%       .75%        .50%
  Ratios of net investment income to average net
    assets (annualized)...........................      .80%       .27%       1.00%
  Portfolio turnover..............................       95%        27%         32%
  Average commission rate(e)......................      N/A        N/A         N/A


---------------

(a) On March 31, 1993, the investment adviser was changed from ProvidentMutual Management Company, Inc. to Sentinel Advisors Company.

(b) Commencement of operations.

(c) Total returns for periods less than one year are annualized.


(d) Annualized expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990 and for the
    period ended December 31, 1989, were as follows: 0.63%, 0.68%, 0.76%, 0.89%,
    0.90%, 1.00%, 1.32%, 2.43% and 4.11%, respectively.



(e) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the SEC for all financial statements with fiscal years beginning after September 1, 1995.


                See accompanying notes to financial statements.

     Selected data for a share of capital stock outstanding throughout the periods:


                                                                               INTERNATIONAL PORTFOLIO
                                                    -----------------------------------------------------------------------------
                                                    01/01/97   01/01/96   01/01/95   01/01/94   01/01/93   01/01/92   11/01/91(A)
                                                       TO         TO         TO         TO         TO         TO          TO
                                                    12/31/97   12/31/96   12/31/95   12/31/94   12/31/93   12/31/92    12/31/91
                                                    --------   --------   --------   --------   --------   --------   -----------
Net asset value, beginning of period..............   $13.41     $12.86     $11.63     $11.87     $ 9.00      $9.74      $10.00
                                                     ------     ------     ------     ------     ------     -----       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........................      .11        .11        .16        .05        .06       .08          .01
  Net realized and unrealized gain (loss) on
    investments...................................     1.08       1.23       1.45       (.02)      3.09      (.81)        (.27)
                                                     ------     ------     ------     ------     ------     -----       ------
    Total from investment operations..............     1.19       1.34       1.61        .03       3.15      (.73)        (.26)
                                                     ------     ------     ------     ------     ------     -----       ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment
    income........................................     (.11)      (.16)      (.07)      (.03)      (.08)     (.00)        (.00)
  Dividends to shareholders from net capital
    gains.........................................     (.88)      (.63)      (.31)      (.24)      (.20)     (.01)        (.00)
                                                     ------     ------     ------     ------     ------     -----       ------
    Total distributions...........................     (.99)      (.79)      (.38)      (.27)      (.28)     (.01)        (.00)
                                                     ------     ------     ------     ------     ------     -----       ------
Net asset value, end of period....................   $13.61     $13.41     $12.86     $11.63     $11.87      $9.00      $ 9.74
                                                     ======     ======     ======     ======     ======     =====       ======
    Total return(b)...............................     9.66%     10.89%     14.31%       .26%     36.11%    (7.30)%      (2.80)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)................   62,513     50,955     36,642     26,212     13,682     6,727        4,979
  Ratios of expenses to average net assets(c).....     1.02%      1.05%      1.15%      1.32%      1.50%     1.50%        1.48%
  Ratios of net investment income to average net
    assets........................................     1.13%      1.08%      1.21%       .76%       .68%     1.05%         .26%
  Portfolio turnover..............................       37%        35%        45%        32%        37%       35%           1%


  Average commission rate(d)......................   $0.0234    $0.0376       N/A        N/A        N/A       N/A          N/A


---------------

(a) Commencement of operations.

(b) Total returns for periods less than one year are annualized.


(c) Annualized expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992 and the period ended
    December 31, 1991, were as follows: 1.02%, 1.05%, 1.15%, 1.32%, 1.50%, 2.65%
    and 3.40%, respectively.



(d) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the SEC for all financial statements with fiscal years beginning after September 1, 1995.


                See accompanying notes to financial statements.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each Portfolio has one or more investment objectives and related investment policies and uses various investment techniques to pursue these objectives and policies. THERE CAN BE NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS INVESTMENT OBJECTIVE OR OBJECTIVES. Investors should not consider any one Portfolio alone to be a complete investment program. Each of the Portfolios is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the Adviser to make changes in the portfolio composition of the Portfolio in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Portfolios.


     The different types of securities, investments, and investment techniques used by each Portfolio all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (financial risk). In addition, the value of debt instruments generally rises and falls inversely with prevailing current interest rates (market risk). As described below, an investment in certain of the Portfolios entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments, or securities of issuers in new or emerging industries.


     Certain types of investments and investment techniques common to one or more Portfolios are described in greater detail, including the risks of each, under "Investment Techniques and Risks" and in the statement of additional information ("SAI"). The Portfolios are also subject to certain investment restrictions that are described under the caption "Investment Restrictions" in the SAI. Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that under normal circumstances it invests at least 65% of its total assets in such securities.

     The investment objective or objectives of each Portfolio are fundamental and may not be changed unless authorized by the vote of a majority of the outstanding voting shares of the affected Portfolio. The investment policies of each Portfolio are not fundamental and may be changed by the Fund's board of directors without shareholder approval, unless otherwise stated in this Prospectus or the SAI.

THE GROWTH PORTFOLIO

     The investment objective of the Growth Portfolio is intermediate and long-term growth of capital. A reasonable level of income is an important secondary objective. The Growth Portfolio pursues its objective by investing primarily in common stocks of companies that the Adviser believes offer above-average intermediate and long-term growth potential. The Portfolio purchases securities only of companies that have a minimum level of sales/revenue of $50 million per year in at least one recent year and have profitable operations (as measured by having a net income before nonrecurring gains or losses). Generally, the Portfolio holds common stocks traded on national securities exchanges but it can hold up to 20% of its total assets in stocks traded primarily over-the-counter. The Portfolio may invest in convertible preferred stocks or convertible debt securities and nonconvertible debt obligations.

THE MONEY MARKET PORTFOLIO

     The investment objective of the Money Market Portfolio is to provide maximum current income consistent with capital preservation and liquidity. The Portfolio pursues this objective by investing in:

          U.S. Government Securities: These are obligations issued by or guaranteed as to interest and principal by the government of the United States or any agency or instrumentality thereof. They may include instruments that are supported by the full faith and credit of the United States, such as Treasury Bills, Notes and Bonds; instruments that are supported by the right of the issuer to borrow from the

     Treasury, such as Home Loan Bank securities; and securities that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.

          Bank Obligations: These are obligations (including certificates of deposit, time deposits, and bankers' acceptances) of: (1) domestic banks (including savings banks) and foreign branches of domestic banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") and have total assets of at least $1 billion; (2) domestic banks and foreign branches thereof and savings and loan associations that have less than $1 billion of total assets where the principal amount of the obligation is insured in full by the FDIC. No more than 10% of the Portfolio's assets may be invested in obligations of institutions in category (2).

          Repurchase Agreements: Repurchase agreements with (1) banks or (2) government securities dealers recognized as primary dealers by the Federal Reserve System, provided that:

             (a) at the time the repurchase agreement is entered into, and throughout the duration of the repurchase agreement, the collateral has a market value at least equal to the value of the repurchase agreement;

             (b) the collateral consists of government securities or instruments rated in the highest rating category by at least two nationally recognized statistical rating organizations; and

             (c) the maturity of the repurchase agreement does not exceed 30 days.

          Commercial Paper : Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.

          Other Corporate Debt Obligations: These are outstanding nonconvertible corporate debt obligations that were not issued as short-term obligations but have thirteen months or less remaining until maturity and which, at the date of investment, are rated AA or better by Standard & Poor's Corporation ("S&P") or Aa or better by Moody's Investors Service, Inc. ("Moody's").

     The Money Market Portfolio will only invest in instruments denominated in U.S. dollars that the Adviser, under the supervision of the board of directors of the Fund, determines present minimal credit risks and are, at the time of acquisition, either:

          (1) rated in the two highest rating categories by at least two nationally recognized statistical rating organizations as defined under Rule 2a-7, as amended, under the Investment Company Act of 1940 (an "NRSRO"), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument; or

          (2) in the case of an unrated instrument, determined by the Adviser under the supervision of the board of directors to be of comparable quality to the above; or

          (3) issued by an issuer that has received a rating of the type described in (1) above on other securities that are comparable in priority and security to the instrument.


     All of the Money Market Portfolio's money market instruments mature in 13 months or less. The average maturity of the Portfolio's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.


THE BOND PORTFOLIO


     The investment objective of the Bond Portfolio is to generate a high level of current income consistent with prudent investment risk. The Bond Portfolio pursues its investment objective by investing in a diversified portfolio of marketable debt securities.

     The Portfolio purchases securities issued by U.S. and foreign corporations and by U.S. and foreign governments and their agencies and instrumentalities. Securities of foreign issuers are only purchased if they are investment grade quality, denominated in U.S. dollars and income from such securities is paid in U.S. dollars. Investment in securities of foreign issuers entail certain risks not found in securities of domestic issuers. See "Foreign Securities."



     At least 75% of the value of the Bond Portfolio's total investment in corporate debt securities (other than commercial paper) is represented by securities rated, at the time of purchase, investment grade (Baa or higher by Moody's or BBB or higher by S&P) or determined by the Adviser to be of comparable quality to investment grade securities. (See Appendix A in the SAI for an explanation of ratings.) Unrated securities of a quality comparable to investment grade securities may nonetheless trade in the market at a discount from the price of comparable investment grade securities. The Portfolio may invest up to 25% of the value of its corporate debt securities (other than commercial paper) in securities rated Ba by Moody's or BB by S&P. Such securities generally provide higher yields than investment grade securities but entail greater market risk and financial risk. See "Investment Techniques and Risks" in the SAI.


     The Bond Portfolio may purchase corporate debt securities bearing fixed interest as well as those that carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stock (of the same or of a different issuer) or participations based on revenues, sales or profits. The Portfolio will not, however, exercise any such conversion, exchange or purchase right if, at the time, the value of all equity interests held by the Portfolio would exceed 10% of its total assets.

THE MANAGED PORTFOLIO


     The investment objective of the Managed Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Managed Portfolio pursues its investment objective by investing in those types of securities that are permissible investments of the other Portfolios. The Managed Portfolio may be invested solely in common stocks, solely in bonds, solely in money market instruments, or in a combination of these types of investments, in accordance with the complete, sole, and total discretion of the Adviser and the Fund's board of directors. At least 75% of the value of the Managed Portfolio's total investment in corporate debt securities (other than commercial paper) is represented by securities rated, at the time of purchase, investment grade (Baa or higher by Moody's or BBB or higher by S&P) or determined by the Adviser to be of comparable quality to investment grade securities. (See Appendix A in the SAI for an explanation of ratings.) Unrated securities of a quality comparable to investment grade securities may nonetheless trade in the market at a discount from the price of comparable investment grade securities. The Portfolio may invest up to 25% of the value of its corporate debt securities (other than commercial paper) in securities rated Ba by Moody's or BB by S&P. Such securities generally provide higher yields than investment grade securities but entail greater market risk and financial risk. See "Investment Techniques and Risks" in the SAI.


THE AGGRESSIVE GROWTH PORTFOLIO

     The investment objective of the Aggressive Growth Portfolio is to achieve a high level of long-term capital appreciation. The Aggressive Growth Portfolio pursues its investment objective by investing in:

          (1) securities being offered to the public for the first time (such investments being made through primary or secondary offerings and in the secondary market following the completion of such offerings);

          (2) securities of companies in new or emerging industries; and

          (3) securities of new or unseasoned companies that the Adviser believes have better than average earnings and appreciation potential.


     Substantially all of the Portfolio's assets consist of common stock or securities convertible into common stock. The Adviser selects such securities on the basis of their appreciation potential without restriction as to their type.

     Investment in securities with high capital growth potential, newly issued securities and securities of companies in new or emerging industries, generally entails above-average financial risk and market risk. In addition, pursuing an aggressive growth portfolio strategy may often result in a higher than average portfolio turnover rate. Higher portfolio turnover results in correspondingly increased brokerage expenses and other acquisition costs to the Portfolio.


THE INTERNATIONAL PORTFOLIO

     The investment objective of the International Portfolio is to achieve long-term growth of capital primarily through investments in a diversified portfolio of marketable equity securities of established non-United States companies. The Portfolio pursues its objective by investing primarily in equity and equity-related securities of companies that are organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") and that the Adviser believes have potential for long-term capital growth. The Portfolio also may invest in securities (1) of companies organized in the United States but having their principal activities and interests outside the United States, (2) denominated or quoted in foreign currency ("non-dollar securities"), and (3) issued by foreign governments or agencies or instrumentalities of foreign governments (also "foreign issuers").

     The International Portfolio is intended for investors who can accept the risks involved in investments in equity and equity-related securities of foreign issuers and in non-dollar securities. See "Foreign Securities."


     Under normal market conditions, the Portfolio invests at least 75% of its total assets in the securities of foreign issuers located (or, in the case of the securities, traded) in at least five different countries other than the United States. Nonetheless, under certain economic and business conditions the Portfolio may invest up to 35% of its total assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.



     The equity and equity-related securities in which the International Portfolio invests are common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock. The Portfolio also may invest in securities of foreign issuers in the form of sponsored and unsponsored American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), and global depositary receipts ("GDRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities of foreign corporate issuers. EDRs and GDRs are receipts issued by non-U.S. financial institutions evidencing arrangements similar to ADRs. Generally, ADRs are in registered form and are designed for trading in U.S. markets while EDRs are in bearer form and are designed for trading in European securities markets. GDRs are issued in either registered or bearer form and are designed for trading on a global basis. See "Foreign Securities."


     The International Portfolio also may, under normal market conditions, invest up to 35% of its total assets in dollar denominated and non-dollar denominated debt securities of foreign issuers and may on occasion, for temporary purposes to preserve capital, hold part or all of its assets in foreign currency or in non-dollar short-term debt securities. The Portfolio only invests in debt securities (including convertible debt securities) rated investment grade (Baa or higher by Moody's or BBB or higher by S&P) or determined by the Adviser to be of comparable quality to investment grade. (See Appendix A in the SAI for an explanation of ratings.)


     The International Portfolio may invest in the securities of issuers located in countries with emerging economies or securities markets. Investment in such countries involves certain risks that are not present in investments in more developed countries. See "Foreign Securities." The International Portfolio may make investments or engage in investment practices that involve special risks. These include: convertible securities, when-issued securities, delayed-delivery securities, illiquid or restricted securities, and repurchase agreements. These investment practices and attendant risks are described in "Investment Techniques and Risks" below and in "Investment Techniques and Risks" in the SAI.


     The International Portfolio may purchase or sell foreign currency and forward foreign currency exchange contracts to hedge against currency exchange rate fluctuations and to expedite settlement of transactions.

Such currency management techniques involve risks different from those associated with investing in dollar-denominated securities of U.S. issuers. To the extent that the Portfolio is fully invested in securities of foreign issuers or non-dollar securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolio's net currency positions may expose it to risks independent of its securities positions. See "Investment Techniques and Risks" in the SAI.

ALL PRO PORTFOLIOS


     All four All Pro Portfolios seek capital growth. They differ from the other Portfolios of the Fund in that they each have several investment sub-advisers, selected by PIMC, that manage a portion of their respective assets. The All Pro Portfolios differ from each other in that two pursue this investment objective through "value oriented" investments while the other two pursue this objective through "growth oriented" investments. Within each pair, one Portfolio principally invests in securities with relatively large market capitalizations while the other principally invests in securities with relatively small market capitalizations.


     Each All Pro Portfolio is designed to resemble a benchmark stock index created by Wilshire Associates Incorporated. The indices are: Quantum Large Growth Benchmark, Quantum Small Growth Benchmark, Quantum Large Value Benchmark and Quantum Small Value Benchmark. The securities in each index, taken as group, reflect a particular equity investment style; with the styles being defined according to both their growth orientation or value orientation and the range of market capitalization represented in the group.

     Value oriented investing involves seeking securities that: (1) have low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow), (2) that can be acquired for less than what a sub-adviser believes is the issuer's intrinsic value, or (3) appear attractive on a dividend discount model. Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to a sub-adviser to have strong potential for capital appreciation or securities of special situation companies. A special situation company is one that a sub-adviser believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets.


     Growth oriented investing involves seeking securities of issuers with above average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Generally, such securities are those of well-established issuers with a strong competitive position within their industry or a competitive position within a very strong industry. Because growth oriented investing involves the search for securities that are likely to increase in value, it entails identifying earnings growth potential that can be acquired for a reasonable price. One strategy for acquiring earnings growth potential is to acquire securities of companies that are in the early stages of establishing a competitive position within their industry. For some sub-advisers, growth oriented investing also may involve fundamental research about particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of their securities.



     PIMC selects two or more sub-advisers for each Portfolio who it believes can invest segments of the Portfolio in a manner such that the Portfolio will have similar characteristics and performance dynamics as its Quantum Benchmark index. To accomplish this, PIMC may select sub-advisers that specialize in one or more, but not all, of the types of securities comprising the Benchmark index. By using several such sub-advisers, PIMC can acquire the expertise that it believes will result in optimal performance for the Portfolio. PIMC has retained Wilshire Associates Incorporated to assist it in identifying potential sub-advisers and performing the quantitative analysis necessary to assess such sub-advisers' styles and performance.


ALL PRO LARGE CAP GROWTH PORTFOLIO


     The investment objective of the All Pro Large Cap Growth Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing primarily in common stock and other equity securities of companies among the 750 largest by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings. Equity securities consist of common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.


     At the current time, approximately 45% of the Portfolio's assets are managed by an investment sub-adviser that uses economic analysis, quantitative modeling, and securities analysis to identify securities of companies with potential for future earnings growth, and uses in-depth fundamental research to narrow this list and determine which securities will be purchased by the Portfolio.



     At the current time, approximately 45% of the Portfolio's assets are managed by an investment sub-adviser who uses financial quality, sustainable growth, and downside volatility screens to eliminate securities of issuers from consideration. Securities of the remaining issuers, which may be between 200-300 issuers, are purchased.



     At the current time, approximately 10% of the Portfolio's assets are managed by an investment sub-adviser investing in securities of 20 or fewer companies selected from industries that it believes will have earnings growth over a complete market cycle.


ALL PRO SMALL CAP GROWTH PORTFOLIO


     The investment objective of the All Pro Small Cap Growth Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing primarily in common stock and other equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings. Equity securities consist of common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.



     At the current time, approximately 40% of the Portfolio's assets are managed by an investment sub-adviser that seeks securities of companies with market capitalizations below $500 million that have established above average growth, superior business positions and strong management.



     At the current time, the remaining 60% of the Portfolio's assets are managed by an investment sub-adviser that attempts to identify changes in companies or industries that often signal earnings growth, and companies most likely to benefit from those changes. This sub-adviser seeks securities of companies with market capitalizations of less than $1 billion.


ALL PRO LARGE CAP VALUE PORTFOLIO


     The All Pro Large Cap Value Portfolio seeks to provide long-term capital appreciation. The Portfolio attempts to achieve this objective by investing primarily in undervalued common stock and other equity securities of companies among the 750 largest by market capitalization at the time of purchase that the Advisers believe offer above-average potential for growth in future earnings. Equity securities consist of common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.



     At the current time, approximately 45% of this Portfolio's assets are managed by an investment sub-adviser who attempts to identify and invest in securities of companies with low risk and solid long-term potential through an investment process that integrates quantitative analysis and fundamental research.



     At the current time, approximately 45% of the Portfolio's assets are managed by an investment sub-adviser that seeks to invest in companies through a value oriented process that targets undervalued or overlooked companies regardless of industry sector.



     At the current time, approximately 10% of the Portfolio's assets are managed by an investment sub-adviser that seeks securities of issuers within each market sector of the Quantum Large Value Benchmark, while maintaining beta and sector weightings of that benchmark. This investment sub-adviser attempts to identify the company characteristics currently being rewarded by the market.

ALL PRO SMALL CAP VALUE PORTFOLIO

     The investment objective of this Portfolio is to provide long-term capital appreciation. The Portfolio pursues this objective by investing primarily in undervalued common stock and other equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the Advisers believe offer above-average potential for growth in future earnings. Equity securities consist of common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.


     At the current time, approximately 40% of the Portfolio's assets are managed by an investment sub-adviser that selects securities with low price-to-operating earnings ratios that have strong prospect for future earnings growth. This investment sub-adviser generally avoids securities of (1) companies with price-to-operating earnings ratios less than the average ratio of securities listed on the New York Stock Exchange, (2) companies with market capitalizations of less than $25 million, and (3) companies with little or no operating earnings.



     At the current time, approximately 60% of the Portfolio's assets are managed by an investment sub-adviser that selects small capitalization stocks that have the potential for high returns.



                        INVESTMENT TECHNIQUES AND RISKS


TEMPORARY DEFENSIVE POSITIONS


     Notwithstanding their investment objective(s), each of the Portfolios may, for temporary defensive purposes to preserve capital, invest all or part of their assets in cash and/or money market instruments of the type in which the Money Market Portfolio may invest.


SHORT-TERM TRADING


     Except for the Bond and Managed Portfolios, the Portfolios do not expect to trade in securities for short-term gains. Notwithstanding this, an Adviser may, from time to time, make short-term investments when it believes that such investments will benefit a Portfolio and may dispose of any investment without regard to the length of time that the investment has been held.


FOREIGN SECURITIES

     Foreign Securities Generally. Investments in the securities of foreign issuers or investments in non-dollar securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States, and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.


     Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws, or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends. As discussed in the SAI, a Portfolio may purchase or sell foreign currency and forward foreign currency exchange contracts to hedge its foreign currency exposure; however, such techniques also entail certain risks. Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.


     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Portfolio, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.



     Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. The Bond Portfolio, the International Portfolio, the Managed Portfolio, and the All Pro Portfolios may invest in ADRs, EDRs and GDRs. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Portfolio acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the National Association of Securities Dealers national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.


     EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.


     Investments in Emerging Markets. The International Portfolio, the Managed Portfolio and the All Pro Portfolios may invest in securities of issuers located in countries with emerging economies and or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment, generally including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of these Portfolios' investments in those countries and the availability to the Portfolio of additional investments in those countries.



     The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the International, Managed or an All Pro Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of the International or Managed Portfolio to invest in securities of certain issuers located in those countries.


LOWER QUALITY DEBT INSTRUMENTS

     The Bond and Managed Portfolios may invest up to 25% of the respective Portfolio's total assets in lower quality debt instruments. These instruments include bonds rated BB or lower by S&P or Ba or lower by Moody's (or comparable unrated securities). Bonds with such ratings (or comparable unrated securities) are commonly called "junk bonds," are subject to market risk, and are considered speculative because of their financial risk. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. These bonds also may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits their use in connection with corporate reorganizations or limits their tax or other advantages. In addition, lower quality debt instruments are more likely to react to developments affecting market risk and financial risk than are higher quality debt instruments, which react primarily to movements in the general level of interest rates. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated BBB or higher by S&P or Baa or higher by Moody's). See the SAI for more information on the risks associated with these securities.

REPURCHASE AGREEMENTS


     All of the Portfolios may enter into repurchase agreements with member banks of the Federal Reserve system or with dealers in U.S. Government Securities under which a Portfolio purchases a security from a seller, with the understanding that the seller will repurchase the security at a mutually agreed upon price and date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount that reflects an agreed upon market interest rate for the term of the repurchase agreement. The primary risk is that, if the seller defaults, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by that Portfolio in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, that Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Portfolios have adopted standards for the parties with whom they will enter into repurchase agreements that they believe are reasonably designed to assure that the party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. No Portfolio will enter into a repurchase agreement with Provident Mutual, PLACA, NLIC, SAC or the sub-advisers to the Portfolios.


WHEN-ISSUED SECURITIES AND DELAYED DELIVERY SECURITIES

     Each Portfolio may purchase securities on a when-issued or delayed delivery basis in an amount up to 10% of such Portfolio's net assets. When-issued securities transactions arise when securities are purchased by a Portfolio with payment and delivery taking place on a future date determined at the time of entering into the transaction (transaction date) in order to secure what is considered to be an advantageous price and yield to the Portfolio on the transaction date. Once a Portfolio commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and thereafter reflects the daily value of such securities in determining its net asset value. Although a Portfolio will generally purchase when-issued securities with the intention of acquiring those securities for its portfolio, the Portfolio may dispose of a when-issued security prior to settlement if the Adviser deems it advantageous to do so. For all when-issued securities transactions, the Fund's custodian bank will hold and maintain in a segregated account until the settlement date, cash or fully liquid securities of the Portfolio with a market value, determined daily, equal to or greater than such commitments. If a Portfolio elects to dispose of the right to acquire a when-issued security prior to its acquisition, it could experience a gain or loss on the security due to market fluctuation.

BORROWING


     Each of the Portfolios may borrow from banks or through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed). Each Portfolio also may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, and may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and purchase securities on margin to the extent permitted by applicable law. No Portfolio will borrow money for leveraging purposes, and no Portfolio will purchase additional securities while its borrowings exceed the above specified limits. As required by the Investment Company Act of 1940, each Portfolio will maintain continuous asset coverage of at least 300% of the amount borrowed. In the event that a Portfolio's asset coverage falls below 300%, the Portfolio may be required to sell securities within three days to reduce the amount of its borrowing and restore the 300% asset coverage. Such sales of securities may occur at a time that is disadvantageous for a Portfolio.


REVERSE REPURCHASE AGREEMENTS


     The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. These agreements have the characteristics of borrowing and involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed upon date and price that reflects a rate of interest paid for the use of funds for the period. Such transactions are advantageous only if the Portfolios have the opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolios may be unable to realize a rate of return from the use of the proceeds equal to or greater than the interest expense of the repurchase agreement. Thus, the Portfolios intend to enter into such agreements only when it appears advantageous to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolios' investments. The Portfolios' custodian will maintain in a segregated account, fully liquid securities of each Portfolio that have a value equal to or greater than the respective Portfolio's commitments under reverse repurchase agreements. The value of securities subject to reverse repurchase agreements will not exceed 30% of the value of the respective Portfolio's total assets. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Provident Mutual, PLACA, NLIC or SAC or the sub-advisers to the Portfolios.


COVERED CALL OPTIONS


     The Growth, Aggressive Growth, Managed and All Pro Portfolios may engage in writing (selling) covered call option contracts. Covered call option contracts are option contracts where the Portfolio owns the securities subject to the option so long as the option is outstanding. Writing covered call options may generate income for the Portfolios. To the extent income is generated, writing covered call options generally will help to achieve the Growth Portfolio's secondary objective of a reasonable level of income, but does not further that Portfolio's primary objective of achieving intermediate and long-term growth of capital, except to the extent that it "hedges" against capital losses. The investment program for the Aggressive Growth Portfolio is expected to produce only modest current income, if any, and such income will not be a basic part of the

Portfolio's objective but will be merely incidental. The Portfolios may close out a position acquired through writing a call option by purchasing a call option on the same security with the same exercise price and expiration date as the call option previously written on the security. See the SAI for a further description of the risks and features of these instruments.

                                   MANAGEMENT

DIRECTORS

     The Fund's board of directors is responsible for the overall administration of the Fund's affairs including deciding matters of general policy and reviewing the actions of the Advisers, the custodian, and accounting and administrative services providers. Information about the directors and officers of the Fund is provided in the SAI.

ADVISERS


     Under the terms of each investment advisory agreement, the Advisers, at their own expense and subject to the supervision of the Fund's board of directors, provide the appropriate Portfolio(s) with investment advice and manage the investment and reinvestment of a Portfolio's assets. The Advisers also perform research services and evaluate statistical and financial data relevant to a Portfolio's investment policies, and provide the Fund's directors with regular reports as to a Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by a Portfolio. The compensation (as a percentage of each Portfolio's average daily net assets) paid monthly by the Fund to the Advisers is described in the table below.



     Growth, Money Market, Bond, Managed, and Aggressive Growth
Portfolios. Sentinel Advisors Company serves as investment adviser for the Growth, Money Market, Bond, Managed, and Aggressive Growth Portfolios pursuant to an investment advisory agreement with the Fund that became effective on March 1, 1993, with respect to the Bond, Managed and Aggressive Growth Portfolios, on April 25, 1996, with respect to the Money Market Portfolio, on May 1, 1997 and with respect to the Growth Portfolio. Prior to May 1, 1997, Newbold's Asset Management, Inc., served as investment adviser for the Growth Portfolio. SAC is a general partnership owned and controlled by Sentinel Advisors, Inc., an indirectly wholly-owned subsidiary of NLIC; Providentmutual Management Co., Inc., an indirectly wholly-owned subsidiary of Provident Mutual; HTK of Delaware, Inc., a wholly-owned subsidiary of The Penn Mutual Life Insurance Company ("Penn Mutual"); and Sentinel Management Company, a partnership of wholly-owned subsidiaries of NLIC, Provident Mutual and Penn Mutual, which is SAC's Managing General Partner. SAC is located at National Life Drive, Montpelier, Vermont 05604.


     International Portfolio. Providentmutual Investment Management Company ("PIMC") serves as investment adviser for the International Portfolio pursuant to an investment advisory agreement with the Fund that became effective on November 1, 1991. PIMC was incorporated in Pennsylvania on May 9, 1983 and is an indirect, wholly-owned subsidiary of Provident Mutual, an insurance company providing individual and group life insurance, annuities, and accident and health insurance. PIMC is located at 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

     Effective July 18, 1994, PIMC entered into an investment sub-advisory agreement with The Boston Company Asset Management, Inc., One Boston Place, Boston, MA 02108. Pursuant to the investment sub-advisory agreement, TBC, subject to monitoring by PIMC and supervision by the Fund's board of directors, manages the investment and reinvestment of the International Portfolio's assets. TBC is a Massachusetts corporation and a wholly-owned subsidiary of The Boston Company, Inc., which is a wholly-owned subsidiary of the Mellon Bank Corporation. TBC is compensated monthly by PIMC for serving as investment sub-adviser to the International Portfolio as indicated in the table below.

     All Pro Small Cap Growth, All Pro Large Cap Growth, All Pro Small Cap Value, and All Pro Large Cap Value Portfolios. PIMC serves as investment adviser for the All Pro Portfolios pursuant to separate investment advisory agreements on behalf of each All Pro Portfolio with the Fund effective May 1, 1998. PIMC uses a "manager of managers" approach for the All Pro Portfolios by which PIMC allocates each Portfolio's assets among one or more "specialist" investment sub-advisers. PIMC selects investment sub-advisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating investment sub-advisers, and therefore PIMC does not anticipate frequent changes in investment sub-advisers. Criteria for employment of investment sub-advisers includes, but is not limited to, proven discipline and thoroughness in pursuit of stated investment objectives, consistently above-average performance and an ability to conserve values in declining markets, and the expertise and level of service of the investment sub-adviser's staff and organization. Investment sub-advisers may have different investment styles and security selection disciplines.



     PIMC monitors the performance of each investment sub-adviser and of each All Pro Portfolio and, to the extent it deems appropriate to achieve a Portfolio's investment objective, reallocates Portfolio assets among individual sub-advisers or recommends that a Portfolio employ or terminate particular investment sub-advisers. The Fund and PIMC have requested an order of the SEC that would permit the Fund to employ particular investment sub-advisers without shareholder approval. The Fund will not employ any sub-adviser, other than those described herein, without shareholder approval unless such an order is granted.



     PIMC has retained Wilshire Associates Incorporated ("Wilshire") as an investment management consultant to assist it in identifying and evaluating the performance of potential sub-advisers for each of the All Pro Portfolios. Wilshire does not participate in the selection of portfolio securities for any Portfolio or in any way participate in the day-to-day management of the All Pro Portfolios or the Fund. Wilshire assists PIMC in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential sub-advisers. Wilshire also assists PIMC in performing similar ongoing quantitative analysis of the performance of each All Pro Portfolio's sub-advisers and in determining whether changes in a sub-adviser would be desirable for a Portfolio. As compensation for these services, PIMC pays Wilshire from PIMC's advisory fees, .05% of the average daily net assets of the All Pro Portfolios.


     Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica CA 90401.


     On behalf of the All Pro Portfolios, and after consultation with Wilshire, PIMC has selected, and has entered into investment sub-advisory agreements with each of the sub-advisers listed below. The table under "Compensation of Advisers" sets forth the maximum rate of compensation that PIMC will pay monthly to each sub-adviser pursuant to the relevant investment sub-advisory agreement.



SUB-ADVISERS TO THE ALL PRO SMALL CAP GROWTH PORTFOLIO.



The assets of the All Pro Small Cap Growth Portfolio are managed in part by Standish, Ayer and Wood ("SAW") and in part by Husic Capital Management ("Husic").



     SAW. SAW is located at One Financial Center, Boston, Massachusetts. It emphasizes companies under $500 million in market capitalization which have established a pattern of business success: above average growth, superior financial characteristics, superior business positions, and strong management. SAW has over $3.4 billion in equity assets under management.



     Husic. Husic, located at 555 California Street, Suite 2900, San Francisco, California, offers products across the market capitalization spectrum and is dedicated to growth style management. Husic manages more than $3.5 billion on behalf of institutions and individuals including $600 million in its small-cap product.



SUB-ADVISERS TO THE ALL PRO LARGE CAP GROWTH PORTFOLIO.



The assets of the All Pro Large Cap Growth Portfolio are managed in part by Cohen, Klingenstein & Marks, Inc. ("CKM"), in part by Geewax, Terker & Co. ("Geewax"), and in part by Oak Associates, Ltd. ("Oak").

     CKM. CKM is an expert in large-capitalization growth equity management. CKM offers no other products. CKM, which is located at 2112 Broadway, Suite 314, New York, New York, currently manages approximately $1.4 billion in assets.



     Geewax. Geewax has expertise in large-capitalization growth equity management. Geewax is located at 99 Starr St., Phoenixville, Pennsylvania and provides portfolio management for $2.6 billion in assets.



     Oak. Oak, located at 3875 Embassy Pky., Suite 250, Akron, Ohio provides portfolio management for over $8 billion in assets.



SUB-ADVISERS TO THE ALL PRO SMALL CAP VALUE PORTFOLIO.



As of the date of this prospectus, the assets of the All Pro Small Cap Value Portfolio are managed in part by 1838 Investment Advisors ("1838"), and in part by Denver Investment Advisors ("DIA").



     1838. 1838, located at 100 Matsonford Rd., Suite 320, Radnor, Pennsylvania, offers large core equity, fixed income, and international equity products in addition to its small capitalization equity strategy. The majority of 1838's clients are institutional, while others are high net worth individuals.



     DIA. DIA, located at 1225 17th Street, Denver, Colorado, offers a small Capitalization Value approach that focuses on owning small capitalization stocks that have the potential for high returns and on reducing risk in the portfolio. DIA provides portfolio management for $11.1 billion in assets.



SUB-ADVISERS TO THE ALL PRO LARGE CAP VALUE PORTFOLIO.



The assets of the All Pro Large Cap Value Portfolio are managed in part by Equinox Capital Management, Inc. ("Equinox"), in part by Harris Associates, Inc. ("Harris"), and in part by Mellon Equity Associates ("Mellon Equity").



     Equinox. Equinox is entirely dedicated to large-capitalization value style management. Equinox, which is located at 590 Madison Ave., 41st Floor, New York, New York, manages approximately $7 billion on behalf of institutions and individuals.



     Harris. Harris has over 20 years of experience in managing money for institutional clients and high net worth individuals. Harris, which is located at 2 North LaSalle St., Suite 500, Chicago, Illinois, currently manages over $17.7 billion in assets.



     Mellon Equity. Mellon Equity, which is located at 500 Grant Street, Suite 3700, Pittsburgh, Pennsylvania, is a wholly owned subsidiary of Mellon Bank and manages all of its research, portfolio management, marketing and client contact. Mellon Equity currently manages approximately $17 billion in assets.

COMPENSATION OF ADVISERS


                                                                                            MAXIMUM
                                                                  1997 ANNUAL RATE        ANNUAL RATE
                                                                  (AS % OF AVERAGE     (AS % OF AVERAGE
             PORTFOLIO                       ADVISER             DAILY NET ASSETS)*    DAILY NET ASSETS)
             ---------                       -------             ------------------    -----------------
Growth.............................            SAC                       .33%**             0.50%
Money Market.......................            SAC                       .25%               0.25%
Bond...............................            SAC                       .35%               0.35%
Managed............................            SAC                       .40%               0.40%
Aggressive Growth..................            SAC                       .47%               0.50%
International......................            PIMC                     .375%               0.75%
                                        TBC (sub-adviser)               .375%               0.375%
All Pro Small Cap Growth***........            PIMC                       N/A               0.90%
                                       Wilshire (investment
                                      management consultant)              N/A               0.05%
                                        SAW (sub-adviser)                 N/A               0.50%
                                       Husic (sub-adviser)                N/A               0.50%
All Pro Large Cap Growth***........            PIMC                       N/A               0.70%
                                       Wilshire (investment
                                      management consultant)              N/A               0.05%
                                        CKM (sub-adviser)                 N/A               0.35%
                                       Geewax (sub-adviser)               N/A               0.30%
                                        Oak (sub-adviser)                 N/A               0.35%
All Pro Small Cap Value***.........            PIMC                       N/A               0.90%
                                       Wilshire (investment
                                      management consultant)              N/A               0.05%
                                        1838 (sub-adviser)                N/A               0.55%
                                        DIA (sub-adviser)                 N/A               0.75%
All Pro Large Cap Value***.........            PIMC                       N/A               0.70%
                                       Wilshire (investment
                                      management consultant)              N/A               0.05%
                                      Equinox (sub-adviser)               N/A               0.30%
                                       Harris (sub-adviser)               N/A               0.65%
                                       Mellon (sub-adviser)               N/A               0.30%


---------------

  * With respect to each of the Portfolios except the Money Market Portfolio and the All Pro Portfolios, the fee payable by a Portfolio to PIMC or SAC is graduated so that increases in the respective Portfolio's net assets may result in a lower fee and decreases in the Portfolio's net assets may result in a higher fee. The fee payable by PIMC to TBC, Equinox, Harris and DIA also is graduated. The maximum annual rate payable to each Adviser is indicated by the right-hand column above. See "Management of the Fund" in the SAI for further information.



 ** From January 1, 1997 to May 1, 1997, Newbold's Asset Management, Inc.
    ("NAM") served as investment adviser for the Growth Portfolio. From May 1, 1997 to December 31, 1997 SAC served as investment adviser for the Growth Portfolio. Both NAM and SAC received the same percentage of average daily net assets as compensation for these services.



*** The All Pro Portfolios had not yet commenced operations in 1997.

PORTFOLIO MANAGERS


Growth, Managed, Money Market, Bond and Aggressive Growth Portfolios.



     Respecting the Growth, Money Market, Bond, Managed, and Aggressive Growth Portfolios, SAC employs a team approach in managing the Portfolios. The management teams are comprised of a lead portfolio manager, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Portfolios. Rodney A. Buck, Chief Executive Officer of SAC, is also Chairman and Chief Executive Officer of National Life Investment Management Company, Inc., and Senior Vice President and Chief Investment Officer of NLIC. Mr. Buck has been employed by SAC or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Richard A. Pender, Senior Vice President of SAC; an Equity Growth Team, headed by Robert L. Lee, Senior Vice President of SAC; and a Fixed Income Team, headed by David M. Brownlee, Senior Vice President of SAC.


     Each of Messrs. Buck, Pender, Lee and Brownlee is a Chartered Financial Analyst. Mr. Pender has been associated with SAC or its affiliates since 1986. Mr. Lee joined SAC in 1993. Prior to that time he was a Vice President at Shawmut National Corporation. Mr. Brownlee also joined SAC in 1993; prior to that he was a Managing Director at Aetna Life and Casualty.


     Growth Portfolio.  The Growth Portfolio is managed by Mr. Pender and Daniel
J. Manion, Vice President of SAC. Mr. Pender and Mr. Manion have been members of the Growth Portfolio management team since 1994, and have been the lead portfolio managers of the Portfolio since 1997. Mr. Manion, a Chartered Financial Analyst, has been associated with SAC since 1993; prior to that he was associated with Wright Investors' Service.



     Managed Portfolio. The Managed Portfolio is managed by a team consisting of Mr. Buck, Mr. Pender and Richard D. Temple, Vice President of SAC. Mr. Buck has been the Portfolio's portfolio manager since 1982. Mr. Temple is a fixed income portfolio manager who has been employed by SAC or its affiliates since 1969.


     Money Market Portfolio. The Money Market Portfolio is managed by Mr. Temple and Darlene Coppola, Money Market Trader of SAC. Ms. Coppola has been employed by SAC or its affiliates since 1974.

     Bond Portfolio. The Bond Portfolio is managed by Mr. Temple and William C. Kane, Vice President of SAC. Mr. Temple has been the lead portfolio manager of the Bond Portfolio since 1985. Mr. Kane is a Chartered Financial Analyst, and has been employed by SAC or its affiliates since 1992. Prior to joining SAC, Mr. Kane was employed by Chase Manhattan Bank.


     Aggressive Growth Portfolio. The Aggressive Growth Portfolio is managed by Scott T. Brayman, Vice President of SAC, and Mr. Lee. Mr. Brayman and Mr. Lee have been the lead portfolio managers of the Portfolio since 1997. Mr. Brayman is a Chartered Financial Analyst, and has been with SAC since 1995. He has been involved with the Aggressive Growth Portfolio since he joined SAC. Prior to joining SAC, he was associated with Argyle Capital Management, Inc.



     International Portfolio. Sandor Cseh, Senior Vice President and Director of International of TBC, has been the portfolio manager for the International Portfolio since 1991. Sandor Cseh has over 22 years experience in investment management.



All Pro Portfolios.



     Assets of each of the All Pro Portfolios are managed by two or more sub-advisers that have contracted with PIMC to bring a specific asset management strategy to the management of that Portfolio. The table below summarizes the background data with respect to each sub-adviser's portfolio managers that provide the day to day management of the All Pro Portfolio's assets.

All Pro Small Cap
Growth Portfolio:         SAW:   Nicholas S. Battelle, CFA, has served as
                                 portfolio manager to the All Pro Small Cap
                                 Growth Portfolio since May 1, 1998. Mr.
                                 Battelle graduated from Duke University,
                                 Columbia University Graduate School of
                                 Business, joined SAW in 1982 and began
                                 investment experience in 1970.



                        Husic: Husic's following investment professionals have served as portfolio managers to the All Pro Small Cap Growth Portfolio since May 1, 1998:
                                 Frank J. Husic, CFA: B.S. and M.S. in
                                 Industrial Administration, Carnegie-Mellon
                                 University; M.S. and Ph.D. in Economics,
                                 University of Pennsylvania; Joined Husic in
                                 1987, began investment experience in 1971; and
                                 (2) Ronald J. Leong, CFA: B.S. with High Honors in Banking and Finance (two degrees), San Francisco State University; Joined Husic in
                                             , began investment experience in
                                           .



All Pro Large Cap
Growth Portfolio:         CKM:   CKM's following investment professionals have
                                 served as portfolio managers to the All Pro
                                 Large Cap Growth Portfolio since May 1, 1998:
                                 (1) George M. Cohen: B.S. in Mathematics,
                                 Arizona State University; Joined CKM in 1981, began investment experience in 1974; (2) Thomas
                                 D. Klingenstein: B.A. in History, Williams
                                 College; and (3) Richard C. Marks: B.A. in
                                 Physics, Adelphi University; Joined CKM in
                                 1990, began investment experience in 1979.



                       Geewax: Geewax's following investment professionals have served as portfolio managers to the All Pro Large Cap Growth Portfolio since May 1, 1998: (1) John J. Geewax: B.S., M.B.A., J.D.,
                                 Ph.D. (ABD), University of Pennsylvania; Joined Geewax in 1982, began investment experience in 1980; and (2) Christopher P. Ouimet: B.S., Albright College; M.B.A., St. Joseph's University; Joined Geewax in 1994, began investment experience in 1998.



                          Oak: Oak's following investment professionals have served as portfolio managers to the All Pro Large Cap Growth Portfolio since May 1, 1998:
                                 (1) James D. Oelschlager: B.A. in Economics,
                                 Denison University; J.D. Northwestern
                                 University, Post-graduate coursework,
                                 University of Chicago; Joined Oak in 1984, began investment experience in 1968; (2) Donna
                                 L. Barton: B.S. in Finance, University of
                                 Akron; Joined Oak in 1984, began investment experience in 1978; (3) Margaret L. Ballinger:
                                 Studies in the School of Education, University of Akron; Joined Oak in 1984, began investment experience in 1975; and (4) Douglas S. MacKay:
                                 B.S. in Finance, Miami University (Ohio);
                                 M.B.A., Case Western Reserve University; Joined Oak in 1990, began investment experience in 1989.

All Pro Small Cap
Value Portfolio:          DIA:   Christianna Wood, CFA, Vice President and
                                 Portfolio Manager, has served as portfolio manager to the All Pro Small Cap Value
                                 Portfolio since May 1, 1998. Ms. Wood received a B.A. Cum Laude, Vassar College, and an
                                 M.B.A., New York University, joined DIA in
                                 1995, began investment experience in 1981.



                         1838: 1838's following investment professionals have served as portfolio managers to the All Pro Small Cap Value Portfolio since May 1, 1998:
                                 (1) Edwin B. Powell: B.S., University of
                                 Illinois; Joined 1838 in 1994, began investment experience in 1967; (2) Cynthia R. Axelrod:
                                 B.S. and M.B.A., Drexel University; Joined 1838 in 1995, began investment experience in 1988; and (3) J. Kelly Flynn: A.B., Harvard University and M.B.A., Wharton School; joined 1838 in 1997, began investment experience in 1997.



All Pro Large Cap
Value Portfolio:      Equinox:   Equinox's following investment professionals
                                 have served as portfolio managers to the All
                                 Pro Large Cap Value Portfolio since May 1,
                                 1998: (1) Ronald J. Ulrich: Degrees in
                                 Engineering and Business Administration, Lehigh
                                 University; M.B.A. in Corporate Finance, New
                                 York University; Joined Equinox in      , began
                                 investment experience in      ; and (2) Wendy
                                 D. Lee, CFA: Summa Cum Laude graduate from both
                                 Rutgers College and The University of Chicago
                                 Graduate School of Business with highest
                                 distinction in Economics, Finance and
                                 Accounting; joined Equinox in      , began
                                 investment experience in      .



            Harris Associates:   Harris Associate's following investment
                                 professionals have served as portfolio managers
                                 to the All Pro Large Cap Value Portfolio since
                                 May 1, 1998: (1) Robert H. Harper, CFA: B.S.,
                                 University of Illinois; M.B.A., Northwestern
                                 University; Joined Harris Associates in 1978,
                                 began investment experience in 1969; and (2)
                                 Michael J. Mangan, CPA, CFA: B.B.A., University
                                 of Iowa; M.B.A., Northwestern University;
                                 joined Harris Associates in      , began
                                 investment experience in      .



                Mellon Equity:   Mellon Equity's following investment
                                 professionals have served as portfolio managers
                                 to the All Pro Large Cap Value Portfolio since
                                 May 1, 1998: (1) William P. Rydell, CFA: Degree
                                 in Economics, Wabash College; M.B.A.,
                                 University of Michigan; Joined Mellon Equity in
                                 1986, began investment experience in 1972; (2)
                                 Robert A. Wilk, CFA: B.S. in Management and
                                 Electrical Engineering, M.I.T.; M.S. in
                                 Finance, M.I.T.; Joined Mellon Equity in      ,
                                 began investment experience in      ; (3) John
                                 R. O'Toole, CFA: B.A. in Economics, University
                                 of Pennsylvania; M.B.A. in Finance, University
                                 of Chicago; Joined Mellon Equity in 1989, began
                                 investment experience in 1978; (4) Ronald P.
                                 Gala, CFA: Degree in Business Administration,
                                 Duquesne University; M.B.A. in Finance,
                                 University of Pittsburgh; Joined Mellon Equity
                                 in      , began investment experience in      ;
                                 and (5) Stephen A. Falci, CFA: B.S. in
                                 Economics and M.B.A. in Finance, New York
                                 University; joined Mellon Equity in      ,
                                 began investment experience in      .

EXPENSES



     The Portfolios directly assume certain of their expenses and all expenses borne by the Fund, including the fees payable to the Advisers, are accrued daily. Expenses that are borne directly by a Portfolio include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering shares under Federal and state securities laws, interest, certain taxes, charges of the Portfolios' Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses which are allocated on the basis of size of the respective Portfolios include directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, SEC fees, accounting costs, pricing costs (including the daily calculation of net asset value), and other expenses properly payable by the Fund and allocable on the basis of size of the respective Portfolios. Depending upon the nature of a lawsuit, litigation costs may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. Provident Mutual reimburses the Fund for ordinary operating expenses, excluding investment advisory fees, in excess of an annual rate of 0.40% of the average daily net asset value of each of the Growth, Money Market, Bond, Managed, Aggressive Growth, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and All Pro Small Cap Value Portfolios, and in excess of an annual rate of 0.75% of the average daily net asset value of the International Portfolio. For fiscal year 1997, each Portfolio bore total expenses of the average daily net assets of the Portfolio, net of the reimbursement by Provident Mutual (and the fee waiver by the administrator for the International Portfolio), as follows: Growth Portfolio 0.43%; Money Market Portfolio 0.39%; Bond Portfolio 0.57%; Managed Portfolio 0.58%; Aggressive Growth Portfolio 0.63%; and International Portfolio 1.02%. The All Pro Portfolios had not commenced operations in 1997, and therefore no data is available with respect to the expenses actually incurred by such Portfolios in 1997.


BROKERAGE ALLOCATION


     The Advisers other than Wilshire place all portfolio orders on behalf of each Portfolio that they advise and attempt, in all cases, to obtain the most favorable prices and executions. The Advisers may place orders with brokers that are affiliated persons of the Fund pursuant to procedures established by the board of directors. However, in no event will persons affiliated with the Fund deal with the Fund as principal in the purchase and sale of the Fund's portfolio securities.


ADMINISTRATIVE SERVICES

     PFPC Inc. ("PFPC") provides certain administrative services to the Fund pursuant to an administration agreement between PFPC and the Fund. Such services include maintaining the Portfolios' books and records, preparing governmental filings, statements, returns, and stockholder reports, and computing net asset value and daily dividends. For such services, PFPC is paid a fee at an annual rate 0.10% on the first $175 million, 0.075% on the next $175 million, 0.05% on the next $175 million, and 0.03% in excess of $525 million, of each Portfolio's net assets, computed daily and paid monthly, with a minimum aggregate annual fee with respect to all Market Street Portfolios totaling $543,000. PFPC is a wholly-owned subsidiary of PNC Bank.

                        DESCRIPTION OF THE FUND'S SHARES

GENERAL

     Each of the Fund's Portfolios represents a separate class of shares of the Fund's common stock. The Fund may establish additional portfolios in the future and may allocate its shares to such new portfolios. Portfolio shares have equal rights with respect to voting, redemptions, dividends, distributions, and liquidations relating to that Portfolio. Portfolio shares, when issued, are fully paid and nonassessable and have no preference, preemptive conversion, exchange or similar rights. Fund shares have no cumulative voting rights.


     Based on current federal securities law requirements, the Fund expects that its insurance company shareholders will offer their life insurance policy holders and annuity contract holders the opportunity to instruct such shareholders as to how Fund shares allocable to their life insurance policies and annuity contracts will be voted regarding certain matters, such as the approval of investment advisory agreements. Fund shares not attributable to life insurance policies or annuity contracts, or for which no timely instructions are received by insurance company shareholders, are voted in the same proportion as the voting instructions that are received for all policies or contracts participating in each Portfolio. The voting instructions received from policy or contract holders may be disregarded in certain circumstances that are described in the prospectuses for the separate accounts that invest in the Fund.


     As a Maryland corporation, the Fund is not required to hold regular annual shareholder meetings. The Fund is, however, required to hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the Act, (2) changing fundamental investment objectives and investment restrictions of any Portfolio, and (3) filling vacancies on the board of directors in the event that less than a majority of the directors were elected by shareholders. The Fund has the obligation to assist in shareholder communications.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Portfolio is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time, on each day when the New York Stock Exchange is open for business, except as noted below. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Portfolio is computed by dividing the sum of the value of the Portfolio's securities, cash, and other assets, minus all liabilities, by the total number of outstanding shares of the Portfolio.

     The value of each Portfolio's securities and assets, except those of the Money Market Portfolio and certain short-term debt securities held by any of the other Portfolios, is determined on the basis of their market values. All of the securities and assets of the Money Market Portfolio and short-term debt securities having remaining maturities of sixty days or less held by any of the other Portfolios are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Fund's board of directors. See "Determination of Net Asset Value" in the SAI.

OFFER, PURCHASE AND REDEMPTION OF SHARES


     Shares of the Fund are not available directly to the public. Currently, shares of the Fund are sold, without sales charge, at each Portfolio's net asset value per share, only to variable life insurance and variable annuity separate accounts of Provident Mutual and PLACA; and to variable life insurance separate accounts of NLIC. In the future, the Fund may offer shares of one or more of the Portfolios (including new portfolios that might be added to the Fund) to other separate accounts of Provident Mutual, PLACA or NLIC to support variable life insurance policies or variable annuity contracts, or shares may also be sold to other insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. The price per share is based on the next daily calculation of net asset value after an order is placed.


     Pursuant to a distribution agreement with the Fund, 1717 Capital Management Company ("1717") serves as the principal underwriter for the Fund's shares. 1717 is located at 300 Continental Drive, Newark, Delaware 19713.

     Shares of the Portfolios are sold in a continuous offering and are authorized to be offered to insurance company separate accounts to support variable life insurance policies and variable annuity contracts. Net premiums or net purchase payments under the respective policy or contract are placed in one or more subaccounts of a separate account and the assets of each such separate account are invested in the shares of the Portfolio corresponding to that subaccount. A separate account purchases and redeems shares of the Portfolios for its subaccounts at net asset value without sales or redemption charges.

     On each day that a Portfolio's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares of the Portfolio(s) based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from policy owners, contract owners, annuitants, and beneficiaries that have been processed on that day. A separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the same day, although such purchases and redemptions may be executed the next morning. Money received by the Fund from a separate account for the purchase of shares of the International Portfolio may not be invested by that Portfolio until the day following the execution of such purchases.

     Please refer to the separate prospectus for each separate account and its related policy or contract for a more detailed description of the procedures whereby a policy owner, contract owner, annuitant, or beneficiary may allocate his or her interest in a separate account to a subaccount using the shares of one of the Portfolios as an underlying investment medium.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

     Each Portfolio intends to qualify and elect to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under those provisions, each Portfolio will not be subject to Federal income tax on that part of its investment company taxable income and realized net capital gains that it distributes to its shareholders. Therefore, the Fund intends to distribute substantially all of such income and gains to its shareholders to avoid any Federal income tax liability.

     Shares of the Portfolios are offered only to insurance company separate accounts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance policies or variable annuity contracts. Please refer to the appropriate tax disclosure in the respective prospectuses for a separate account and its related policy or contract for more information on the taxation of life insurance companies, separate accounts, as well as the tax treatment of variable life insurance policies and variable annuity contracts and the holders thereof.

     Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the Investment Company Act of 1940. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and because section 817(h) and the regulations thereunder treat each Portfolio's assets as assets of the related separate account, these limitations also apply to each Portfolio's assets that may be invested in securities of a single issuer. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the separate accounts, the insurance companies, the insurance policies and/or the annuity contracts, and tax consequences to the holders thereof, other than as described in the respective prospectuses for the policies and the annuity contracts.


     Dividends of investment income of the Growth, Bond, and Managed Portfolios will be declared and paid quarterly, and dividends of capital gains for those Portfolios will be declared and paid annually. For the Money Market Portfolio dividends of both investment income and capital gains will be declared daily and paid monthly. For the Aggressive Growth, International and the All Pro Portfolios, both dividends will be declared and paid annually. All paid dividends will be reinvested in full and fractional shares of the respective Portfolio unless the shareholder(s) elects to receive such distribution in cash.


     For more information about the tax status of the Fund, see "Taxes" in the SAI.

                               OTHER INFORMATION

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


     Pursuant to a custody agreement with the Fund, PNC Bank, N.A., located at 200 Stevens Drive, Lester PA 19113, serves as custodian of the Fund's assets. Citibank, N.A., located at 111 Wall Street, New York, New York 10043, serves as custodian of the foreign assets of the International Portfolio. Foreign securities acquired by the International Portfolio will be maintained in the sub-custody or either foreign banks or trust companies that are members of Citibank's Global Custody Network or foreign depositories used by such members. Pursuant to a transfer agency agreement with the Fund, PFPC, which is located at 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's transfer agent and dividend disbursing agent.



PREPARING FOR YEAR 2000



     In providing investment advisory services to the Portfolios, each Adviser utilizes systems that may be affected by Year 2000 transition issues. The Advisers and the Portfolios also rely on service providers, including banks, custodians, administrators, transfer agents and distributors, that also may be affected. Each of the Advisers has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers also are so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Advisers or the Portfolios. As of the date of this prospectus, it is not anticipated that a shareholder will experience negative effects on the shareholder's investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. However, there can be no assurance that the Advisers will be successful, or that interaction with other service providers will not impair the Fund's or an Adviser's services at that time.

--------------------------------------------------------------------------------

                            MARKET STREET FUND, INC.

                                   Prospectus
                                  May 1, 1998


     Market Street Fund, Inc. (the "Fund") is an open-end, diversified management investment company consisting of eleven separate investment portfolios (each a "Portfolio," together, the "Portfolios"), each of which has a different investment objective. This prospectus describes the following seven
Portfolios:


          The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity. This Portfolio pursues its objective by investing in high-quality money market instruments. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT AND THE FUND CANNOT ASSURE THAT IT WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

          The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk. This Portfolio pursues its objective by investing in a diversified portfolio of marketable debt securities.

          The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. This Portfolio pursues its objective by investing only in those types of securities that are permissible investments of the other Portfolios.

          The Aggressive Growth Portfolio seeks a high level of long-term capital appreciation. This Portfolio pursues its objective by investing in securities of new or unseasoned companies, or securities of companies in new or emerging industries.

          The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.

          The Growth Portfolio seeks intermediate and long-term growth of capital. A reasonable level of income is an important secondary objective. This Portfolio pursues its objectives by investing primarily in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long term.

          The Sentinel Growth Portfolio seeks long-term growth of capital. This Portfolio pursues its objective by investing in equity securities of companies having growth potential believed by its investment adviser to be more favorable than that of the U.S. economy as a whole.

     THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE OR OBJECTIVES.


     The Portfolios are available to the public only by purchasing certain variable life insurance policies or variable annuity contracts issued by separate accounts of Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, and National Life Insurance Company. This Prospectus should be read in conjunction with the separate prospectus for each separate account and its related policy or contract and should be retained for future reference.



     This prospectus briefly describes the information that investors should know before investing in the Fund, including the risks of investing in each Portfolio. A statement of additional information dated May 1, 1998, has been filed with the Securities and Exchange Commission and contains further information about the Fund. The statement of additional information is incorporated by reference into this Prospectus and is available without charge by writing or telephoning the Fund at 103 Bellevue Parkway, Wilmington, Delaware 19809 or (302) 791-1700. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Portfolios and the Fund.


     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE SHARES OF THE FUND INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                            MARKET STREET FUND, INC.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Introduction................................................    3
Financial Highlights........................................    4
Investment Objectives and Policies..........................   11
     The Money Market Portfolio.............................   11
     The Bond Portfolio.....................................   12
     The Managed Portfolio..................................   13
     The Aggressive Growth Portfolio........................   13
     The International Portfolio............................   14
     The Growth Portfolio...................................   15
     The Sentinel Growth Portfolio..........................   15
Investment Techniques and Risks.............................   15
     Temporary Defensive Positions..........................   15
     Short-Term Trading.....................................   15
     Foreign Securities.....................................   15
     Lower Quality Debt Instruments.........................   17
     Repurchase Agreements..................................   17
     When-Issued Securities and Delayed Delivery
      Securities............................................   18
     Borrowing..............................................   18
     Reverse Repurchase Agreements..........................   18
     Covered Call Options...................................   18
Management..................................................   19
     Directors..............................................   19
     Advisers...............................................   19
     Compensation of Advisers...............................   20
     Portfolio Managers.....................................   20
     Expenses...............................................   21
     Brokerage Allocation...................................   21
     Administrative Services................................   21
Description of the Fund's Shares............................   22
     General................................................   22
     Determination of Net Asset Value.......................   22
     Offer, Purchase and Redemption of Shares...............   22
     Dividends, Distributions, and Taxes....................   23
Other Information...........................................   24
     Custodian, Transfer Agent and Dividend Disbursing
      Agent.................................................   24
Preparing for Year 2000.....................................   24

                                  INTRODUCTION


     Market Street Fund, Inc. is an open-end, diversified management investment company incorporated in the State of Maryland on March 21, 1985. The Fund consists of eleven separate investment portfolios, each of which is, in effect, a separate mutual fund. The Fund issues a separate class (or series) of common stock for each Portfolio representing fractional undivided interests in that Portfolio. An investor in a Portfolio is entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Portfolio. An investor also shares pro-rata in any losses of that Portfolio.



     Pursuant to separate investment advisory agreements with the Fund and subject to the authority of the Fund's board of directors, Providentmutual Investment Management Company ("PIMC") serves as investment adviser to the International Portfolio; and Sentinel Advisors Company ("SAC") serves as investment adviser to the Money Market, Bond, Managed, Aggressive Growth, Growth, and Sentinel Growth Portfolios. PIMC has engaged The Boston Company Asset Management, Inc. ("TBC") as the investment sub-adviser to provide day-to-day portfolio management for the International Portfolio. PIMC, SAC, and TBC are each referred to herein as the "Adviser" or together as the "Advisers," as appropriate.


     The Fund currently offers its shares to separate accounts of Provident Mutual Life Insurance Company ("Provident Mutual"), Providentmutual Life and Annuity Company of America ("PLACA"), and National Life Insurance Company ("NLIC") as funding vehicles for certain variable life insurance policies and variable annuity contracts. Each such separate account, like the Fund, is registered as an investment company with the Securities and Exchange Commission ("SEC"), and a separate prospectus, which accompanies this prospectus, describes each separate account and its related policy or contract. The Fund may, in the future, offer its shares to separate accounts of other insurance companies to fund variable life insurance policies and variable annuity contracts. The Fund does not offer its shares directly to the general public.


     Since shares of the Fund are sold to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and to separate accounts of different insurance companies, it is possible that material conflicts could arise between the interests of variable annuity contract holders and variable life insurance policy holders, or between the interests of holders of contracts or policies issued by different insurance companies. Such material conflicts could include, for example, differences in the federal income tax treatment of variable annuity contracts versus variable life insurance policies. The Fund does not currently foresee any disadvantage to variable annuity contract or variable life insurance policy holders arising from the fact that shares of the Fund might support both types of contracts or contracts of different insurance companies. However, the Fund's board of directors will continually monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken to resolve such conflicts. Such action may include redeeming the shares of the Fund held by separate accounts involved in any material irreconcilable conflict.



     The Fund will provide annual and semi-annual reports to all investors. The annual reports contain audited financial statements and other information about the Portfolios, including additional information on performance. Investors may request additional copies of any report, or make inquiries, by calling or writing the Fund. The toll-free number and the address of the Fund are set forth on the cover page of this prospectus.

                              FINANCIAL HIGHLIGHTS


     The following tables give information regarding income, expenses and capital changes in the Money Market, Bond, Managed, Aggressive Growth, International, Growth and Sentinel Growth Portfolios attributable to a share of the class representing an interest in each Portfolio outstanding throughout the periods indicated. The Aggressive Growth Portfolio commenced operations on May 1, 1989; the International Portfolio commenced operations on November 1, 1991; the Sentinel Growth Portfolio commenced operations on March 10, 1996. The information in the tables has been derived from the financial statements which have been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their report thereon which is included in the Statement of Additional Information. The Statement of Additional Information is available upon request. The information in the following tables should be read in conjunction with the financial statements and related notes.


     Selected data for a share of capital stock outstanding throughout the periods:

                                                                     MONEY MARKET PORTFOLIO
                                    ----------------------------------------------------------------------------------------
                                    01/01/97    01/01/96(A)    01/01/95     01/01/94     01/01/93     01/01/92     01/01/91
                                       TO           TO            TO           TO           TO           TO           TO
                                    12/31/97     12/31/96      12/31/95     12/31/94     12/31/93     12/31/92     12/31/91
                                    ---------   -----------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of
  period..........................     $1.00         $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                       -----         -----        -----        -----        -----        -----        -----
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income...........       .05           .05          .05          .04          .03          .03          .06
                                       -----         -----        -----        -----        -----        -----        -----
    Total from investment
      operations..................       .05           .05          .05          .04          .03          .03          .06
LESS DISTRIBUTIONS:
  Dividends to shareholders from
    net investment income.........      (.05)         (.05)        (.05)        (.04)        (.03)        (.03)        (.06)
                                       -----         -----        -----        -----        -----        -----        -----
    Total Distributions...........      (.05)         (.05)        (.05)        (.04)        (.03)        (.03)        (.06)
                                       -----         -----        -----        -----        -----        -----        -----
Net asset value, end of period....     $1.00         $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                       =====         =====        =====        =====        =====        =====        =====
    Total return..................      5.33%         5.15%        5.61%        3.81%        2.59%        3.18%        5.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    $(000)........................    64,339        54,197       34,615       21,040       12,506        8,138        7,047
  Ratios of expenses to average
    net assets(b).................       .39%          .44%         .50%         .55%         .65%         .65%         .53%
  Ratios of net investment income
    to average net assets.........      5.21%         5.03%        5.47%        3.86%        2.56%        3.12%        5.49%

                                           MONEY MARKET PORTFOLIO
                                    ------------------------------------
                                     01/01/90     01/01/89     01/01/88
                                        TO           TO           TO
                                     12/31/90     12/31/89     12/31/88
                                    ----------   ----------   ----------
Net asset value, beginning of
  period..........................      $1.00        $1.00         $1.00
                                        -----        -----         -----
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income...........        .07          .08           .07
                                        -----        -----         -----
    Total from investment
      operations..................        .07          .08           .07
LESS DISTRIBUTIONS:
  Dividends to shareholders from
    net investment income.........       (.07)        (.08)         (.07)
                                        -----        -----         -----
    Total Distributions...........       (.07)        (.08)         (.07)
                                        -----        -----         -----
Net asset value, end of period....      $1.00        $1.00         $1.00
                                        =====        =====         =====
    Total return..................       8.00%        9.02%         7.19%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    $(000)........................      5,411        4,632         4,219
  Ratios of expenses to average
    net assets(b).................        .50%         .55%          .65%
  Ratios of net investment income
    to average net assets.........       7.72%        8.66%         7.03%


---------------

(a) On May 1, 1996 the investment adviser was changed from Providentmutual Investment Management Company to Sentinel Advisors Company.

(b) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992,
    1991, 1990, 1989 and 1988 were as follows: 0.39%, 0.44%, 0.50%, 0.59%,
    0.65%, 0.73%, 0.86%, 0.86%, 1.08% and 1.36%, respectively.


                See accompanying notes to financial statements.

     Selected data for a share of capital stock outstanding throughout the periods:

                                                          BOND PORTFOLIO
                                 ----------------------------------------------------------------
                                 01/01/97    01/01/96      01/01/95      01/01/94     01/01/93(a)
                                    TO          TO            TO            TO            TO
                                 12/31/97    12/31/96      12/31/95      12/31/94      12/31/93
                                 --------   -----------   -----------   -----------   -----------
Net asset value, beginning of
 period.......................    $10.67    $    11.00    $     9.73    $    11.21    $    10.73
                                  ------    -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income........       .64           .63           .65           .62           .60
 Net realized and unrealized
   gain (loss) on
   investments................       .33          (.34)         1.27         (1.23)          .48
                                  ------    -----------   -----------   -----------   -----------
     Total from investment
       operations.............       .97           .29          1.92          (.61)         1.08
                                  ------    -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS:
 Dividends to shareholders
   from net investment
   income.....................      (.66)         (.62)         (.65)         (.60)         (.60)
 Dividends to shareholders
   from net capital gains.....      (.00)         (.00)         (.00)         (.27)         (.00)
                                  ------    -----------   -----------   -----------   -----------
     Total distributions......      (.66)         (.62)         (.65)         (.87)         (.60)
                                  ------    -----------   -----------   -----------   -----------
Net asset value, end of
 period.......................    $10.98    $    10.67    $    11.00    $     9.73    $    11.21
                                  ======    ===========   ===========   ===========   ===========
     Total return.............      9.50%         2.86%        20.45%        (5.62)%       10.32%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
   $(000).....................    23,350        17,087        14,402        10,098        10,160
 Ratios of expenses to average
   net assets(c)..............       .57%           56%          .60%          .68%          .75%
 Ratios of net investment
   income to average net
   assets.....................      6.24%         6.08%         6.36%         6.14%         5.53%
 Portfolio turnover rate......       105%          133%          206%          151%           71%

                                                          BOND PORTFOLIO
                                -------------------------------------------------------------------
                                 01/01/92      01/01/91      01/01/90     01/01/89(b)    01/01/88
                                    TO            TO            TO            TO            TO
                                 12/31/92      12/31/91      12/31/90      12/31/89      12/31/88
                                -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of
 period.......................  $    10.80    $    10.04    $    10.09    $     9.89    $     10.02
                                -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income........         .64           .77           .79           .82            .76
 Net realized and unrealized
   gain (loss) on
   investments................        (.03)          .57          (.05)          .20           (.13)
                                -----------   -----------   -----------   -----------   -----------
     Total from investment
       operations.............         .61          1.34           .74          1.02            .63
                                -----------   -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS:
 Dividends to shareholders
   from net investment
   income.....................        (.68)         (.58)         (.79)         (.82)          (.76)
 Dividends to shareholders
   from net capital gains.....        (.00)         (.00)         (.00)         (.00)          (.00)
                                -----------   -----------   -----------   -----------   -----------
     Total distributions......        (.68)         (.58)         (.79)         (.82)          (.76)
                                -----------   -----------   -----------   -----------   -----------
Net asset value, end of
 period.......................  $    10.73    $    10.80    $    10.04    $    10.09    $      9.89
                                ===========   ===========   ===========   ===========   ===========
     Total return.............        5.95%        13.93%         7.70%        10.57%          6.45%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
   $(000).....................       6,710         4,365         3,711         3,311          2,473
 Ratios of expenses to average
   net assets(c)..............         .75%          .63%          .60%          .62%           .65%
 Ratios of net investment
   income to average net
   assets.....................        6.34%         7.58%         8.00%         8.28%          7.74%
 Portfolio turnover rate......           4%           32%           53%            9%           .13%


---------------

(a) On March 1, 1993, the investment adviser was changed from ProvidentMutual Management Company, Inc. to Sentinel Advisors Company.
(b) On May 1, 1989, the investment adviser was changed from Providentmutual Investment Management Company to Sigma Asset Management, Inc. (renamed ProvidentMutual Management Company, Inc.).

(c) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992,
    1991, 1990, 1989 and 1988 were as follows: 0.57%, 0.56%, 0.60%, 0.70%,
    0.75%, 0.81%, 0.93%, 0.96%, 1.16% and 1.36%, respectively.


                See accompanying notes to financial statements.

     Selected data for a share of capital stock outstanding throughout the periods:

                                                                         MANAGED PORTFOLIO
                                     ------------------------------------------------------------------------------------------
                                     01/01/97   01/01/96     01/01/95      01/01/94     01/01/93(a)    01/01/92      01/01/91
                                        TO         TO           TO            TO            TO            TO            TO
                                     12/31/97   12/31/96     12/31/95      12/31/94      12/31/93      12/31/92      12/31/91
                                     --------   --------    -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of
  period..........................    $14.68      $14.19    $    11.94    $    13.27    $    12.25    $    11.40    $     9.81
                                     -------    -------     -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........       .54        .51            .55           .53           .40           .44           .51
  Net realized and unrealized gain
    (loss) on investments.........      2.49       1.07           2.28          (.77)         1.00           .88          1.47
                                     -------    -------     -----------   -----------   -----------   -----------   -----------
    Total from investment
      operations..................      3.03       1.58           2.83          (.24)         1.40          1.32          1.98
                                     -------    -------     -----------   -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS:
  Dividends to shareholders from
    net investment income.........      (.53)      (.51)          (.57)         (.49)         (.38)         (.47)         (.39)
  Dividends to shareholders from
    net capital gains.............      (.12)      (.58)          (.01)         (.60)         (.00)         (.00)         (.00)
                                     -------    -------     -----------   -----------   -----------   -----------   -----------
    Total distributions...........      (.65)     (1.09)          (.58)        (1.09)         (.38)         (.47)         (.39)
                                     -------    -------     -----------   -----------   -----------   -----------   -----------
Net asset value, end of period....    $17.06      $14.68    $    14.19    $    11.94    $    13.27    $    12.25    $    11.40
                                     =======    =======     ===========   ===========   ===========   ===========   ===========
    Total return..................     21.23%     11.88%         24.43%        (1.82)%       11.62%        11.96%        20.49%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    $(000)........................    56,068     43,431         36,002        29,363        28,984        15,946        12,564
  Ratios of expenses to average
    net assets(c).................       .58        .60%           .66%          .67%          .80%          .80%          .68%
  Ratios of net investment income
    to average net assets.........      3.47%      3.68%          4.22%         4.34%         3.36%         3.88%         4.74%
  Portfolio turnover rate.........        99%       106%           130%           75%           89%           32%           51%
Average commission rate(d)........   $0.0600    $0.0600            N/A           N/A           N/A           N/A           N/A

                                               MANAGED PORTFOLIO
                                    ---------------------------------------
                                     01/01/90     01/01/89(b)    01/01/88
                                        TO            TO            TO
                                     12/31/90      12/31/89      12/31/88
                                    -----------   -----------   -----------
Net asset value, beginning of
  period..........................  $    11.37    $    10.63    $     10.12
                                    -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........         .57           .59            .50
  Net realized and unrealized gain
    (loss) on investments.........       (1.53)          .89            .51
                                    -----------   -----------   -----------
    Total from investment
      operations..................        (.96)         1.48           1.01
                                    -----------   -----------   -----------
LESS DISTRIBUTIONS:
  Dividends to shareholders from
    net investment income.........        (.57)         (.61)          (.50)
  Dividends to shareholders from
    net capital gains.............        (.03)         (.13)          (.00)
                                    -----------   -----------   -----------
    Total distributions...........        (.60)         (.74)          (.50)
                                    -----------   -----------   -----------
Net asset value, end of period....  $     9.81    $    11.37    $     10.63
                                    ===========   ===========   ===========
    Total return..................       (8.61)%       14.65%         10.60%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    $(000)........................      10,197        10,028          8,015
  Ratios of expenses to average
    net assets(c).................         .65%          .65%           .65%
  Ratios of net investment income
    to average net assets.........        5.48%         5.74%          4.89%
  Portfolio turnover rate.........          47%           23%            35%
Average commission rate(d)........         N/A           N/A            N/A


---------------

(a) On March 1, 1993, the investment adviser was changed from ProvidentMutual Management Company, Inc. to Sentinel Advisors Company.
(b) On May 1, 1989, the investment adviser was changed from Providentmutual Investment Management Company to Sigma Asset Management, Inc. (renamed ProvidentMutual Management Company, Inc.).

(c) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992,
    1991, 1990, 1989 and 1988 were as follows: 0.58%, 0.60%, 0.66%, 0.73%,
    0.80%, 0.84%, 0.95%, 0.98%, 1.11% and 1.24%, respectively.


(d) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the SEC for all financial statements with fiscal years beginning after September 1, 1995.


                See accompanying notes to financial statements.

     Selected data for a share of capital stock outstanding throughout the periods:

                                                                           AGGRESSIVE GROWTH PORTFOLIO
                                                   ---------------------------------------------------------------------------
                                                   01/01/97   01/01/96    01/01/95      01/01/94     01/01/93(a)    01/01/92
                                                      TO         TO          TO            TO            TO            TO
                                                   12/31/97   12/31/96    12/31/95      12/31/94      12/31/93      12/31/92
                                                   --------   --------   -----------   -----------   -----------   -----------
Net asset value, beginning of period.............   $18.52      $17.38   $    15.45    $    15.45    $    14.72    $    16.68
                                                   -------    -------    -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..........................      .17        .17           .20          (.01)         (.01)          .03
  Net realized and unrealized gain (loss) on
    investments..................................     3.72       3.03          1.86           .01           .77           .38
                                                   -------    -------    -----------   -----------   -----------   -----------
    Total from investment operations.............     3.89       3.20          2.06           .00           .76           .41
                                                   -------    -------    -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment
    income.......................................     (.18)      (.19)         (.00)          .00          (.03)         (.07)
  Dividends to shareholders from net capital
    gains........................................     (.04)     (1.87)         (.13)          .00          (.00)        (2.30)
                                                   -------    -------    -----------   -----------   -----------   -----------
    Total distributions..........................     (.22)     (2.06)         (.13)          .00          (.03)        (2.37)
                                                   -------    -------    -----------   -----------   -----------   -----------
Net asset value, end of period...................   $22.19      $18.52   $    17.38    $    15.45    $    15.45    $    14.72
                                                   =======    =======    ===========   ===========   ===========   ===========
    Total return(c)..............................    21.21%     21.00%        13.48%            0%         5.20%         2.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)...............   48,574     34,098        23,822        15,430        12,223         8,029
  Ratios of expenses to average net assets
    (annualized)(d)..............................      .63        .68%          .76%          .86%          .90%          .90%
  Ratios of net investment income to average net
    assets (annualized)..........................      .95%      1.14%         1.32%         (.10)%        (.07)%         .37%
  Portfolio turnover.............................       37%        47%           89%           60%           60%           18%
  Average commission rate(e).....................  $0.0600    $0.0600           N/A           N/A           N/A           N/A

                                                         AGGRESSIVE GROWTH PORTFOLIO
                                                   ---------------------------------------
                                                    01/01/91      01/01/90     05/01/89(b)
                                                       TO            TO            TO
                                                    12/31/91      12/31/90      12/31/89
                                                   -----------   -----------   -----------
Net asset value, beginning of period.............  $    10.67    $     9.87    $     10.00
                                                   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..........................         .08           .03            .09
  Net realized and unrealized gain (loss) on
    investments..................................        5.93          1.04            .25
                                                   -----------   -----------   -----------
    Total from investment operations.............        6.01          1.07            .34
                                                   -----------   -----------   -----------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment
    income.......................................        (.00)         (.03)          (.09)
  Dividends to shareholders from net capital
    gains........................................        (.00)         (.24)          (.38)
                                                   -----------   -----------   -----------
    Total distributions..........................        (.00)         (.27)          (.47)
                                                   -----------   -----------   -----------
Net asset value, end of period...................  $    16.68    $    10.67    $      9.87
                                                   ===========   ===========   ===========
    Total return(c)..............................       56.33%        10.77%          8.31%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)...............       2,751           772            568
  Ratios of expenses to average net assets
    (annualized)(d)..............................         .79%          .75%           .50%
  Ratios of net investment income to average net
    assets (annualized)..........................         .80%          .27%          1.00%
  Portfolio turnover.............................          95%           27%            32%
  Average commission rate(e).....................         N/A           N/A            N/A


---------------

(a) On March 31, 1993, the investment adviser was changed from ProvidentMutual Management Company, Inc. to Sentinel Advisors Company.
(b) Commencement of operations.
(c) Total returns for periods less than one year are annualized.

(d) Annualized expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, and 1990 and for the
    period ended December 31, 1989, were as follows: 0.63%, 0.68%, 0.76%, 0.89%,
    0.90%, 1.00%, 1.32%, 2.43% and 4.11%, respectively.


(e) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the SEC for all financial statements with fiscal years beginning after September 1, 1995.


                See accompanying notes to financial statements.

     Selected data for a share of capital stock outstanding throughout the periods:


                                                                         INTERNATIONAL PORTFOLIO
                                        -----------------------------------------------------------------------------------------
                                        01/01/97   01/01/96    01/01/95      01/01/94      01/01/93      01/01/92     11/01/91(a)
                                           TO         TO          TO            TO            TO            TO            TO
                                        12/31/97   12/31/96    12/31/95      12/31/94      12/31/93      12/31/92      12/31/91
                                        --------   --------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of
  period..............................   $13.41      $12.86   $    11.63    $    11.87    $     9.00         $9.74    $     10.00
                                        -------    -------    -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............      .11        .11           .16           .05           .06           .08            .01
  Net realized and unrealized gain
    (loss) on investments.............     1.08       1.23          1.45          (.02)         3.09          (.81)          (.27)
                                        -------    -------    -----------   -----------   -----------   -----------   -----------
    Total from investment
      operations......................     1.19       1.34          1.61           .03          3.15          (.73)          (.26)
                                        -------    -------    -----------   -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income.................     (.11)      (.16)         (.07)         (.03)         (.08)         (.00)          (.00)
  Dividends to shareholders from net
    capital gains.....................     (.88)      (.63)         (.31)         (.24)         (.20)         (.01)          (.00)
                                        -------    -------    -----------   -----------   -----------   -----------   -----------
    Total distributions...............     (.99)      (.79)         (.38)         (.27)         (.28)         (.01)          (.00)
                                        -------    -------    -----------   -----------   -----------   -----------   -----------
Net asset value, end of period........   $13.61      $13.41   $    12.86    $    11.63    $    11.87         $9.00    $      9.74
                                        =======    =======    ===========   ===========   ===========   ===========   ===========
    Total return(b)...................     9.66%     10.89%        14.31%          .26%        36.11%        (7.30)%        (2.80)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)....   62,513     50,955        36,642        26,212        13,682         6,727          4,979
  Ratios of expenses to average net
    assets(c).........................     1.02%      1.05%         1.15%         1.32%         1.50%         1.50%          1.48%
  Ratios of net investment income to
    average net assets................     1.13%      1.08%         1.21%          .76%          .68%         1.05%           .26%
  Portfolio turnover..................       37%        35%           45%           32%           37%           35%             1%
  Average commission rate(d)..........  $0.0234    $0.0376           N/A           N/A           N/A           N/A            N/A


---------------

(a) Commencement of operations.
(b) Total returns for periods less than one year are annualized.

(c) Annualized expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992 and the period ended
    December 31, 1991 were as follows: 1.02%, 1.05%, 1.15%, 1.32%, 1.50%, 2.65%
    and 3.40%, respectively.


(d) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the SEC for all financial statements with fiscal years beginning after September 1, 1995.


                See accompanying notes to financial statements.

     Selected data for a share of capital stock outstanding throughout the periods:


                                                                          GROWTH PORTFOLIO
                                      ----------------------------------------------------------------------------------------
                                      01/01/97(a)   01/01/96   01/01/95   01/01/94   01/01/93   01/01/92   01/01/91   01/01/90
                                          TO           TO         TO         TO         TO         TO         TO         TO
                                       12/31/97     12/31/96   12/31/95   12/31/94   12/31/93   12/31/92   12/31/91   12/31/90
                                      -----------   --------   --------   --------   --------   --------   --------   --------
Net asset value, beginning of
  period............................     $18.10       $16.36     $14.00     $14.09     $13.73    $13.88     $12.08     $13.16
                                        -------     -------    -------    -------    -------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.............        .35         .46        .47        .43        .38        .46        .50        .55
  Net realized and unrealized gain
    (loss) on investments...........       3.49        2.54       3.41       (.10)       .94        .17       1.71       (.25)
                                        -------     -------    -------    -------    -------     ------     ------     ------
    Total from investment
      operations....................       3.84        3.00       3.88        .33       1.32        .63       2.21        .30
                                        -------     -------    -------    -------    -------     ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income...............       (.38)       (.48)      (.46)      (.41)      (.39)      (.46)      (.41)      (.53)
  Dividends to shareholders from net
    capital gains...................      (2.10)       (.78)     (1.06)      (.01)      (.35)      (.32)      (.00)      (.85)
  Dividends to shareholders in
    excess of net investment
    income..........................         --          --         --         --       (.22)        --         --         --
                                        -------     -------    -------    -------    -------     ------     ------     ------
    Total distributions.............      (2.48)      (1.26)     (1.52)      (.42)      (.96)      (.78)      (.41)     (1.38)
                                        -------     -------    -------    -------    -------     ------     ------     ------
Net asset value, end of period......     $19.46       $18.10     $16.36     $14.00     $14.09    $13.73     $13.88     $12.80
                                        =======     =======    =======    =======    =======     ======     ======     ======
    Total Return....................      24.32%      19.58%     30.39%      2.40%      9.43%      4.74%     18.50%      2.39%
RATIOS/SUPPLEMENTAL DATA:


  Net assets, end of period
    $(000)..........................    267,389     198,948    161,899    115,191    109,534     82,881     55,357     35,658
  Ratios of expenses to average net
    assets(c).......................        .43%        .50%       .61%       .63%       .76%       .79%       .76%       .75%
  Ratios of net investment income to
    average net assets..............       2.01%       2.80%      3.20%      3.10%      2.86%      3.53%      3.91%      4.27%
  Portfolio turnover rate...........        108%         72%        61%        63%        51%        35%        28%        47%
  Average commission rate(d)........    $0.0600     $0.0600        N/A        N/A        N/A        N/A        N/A        N/A

                                         GROWTH PORTFOLIO
                                      ----------------------
                                      01/01/89(b)   01/01/88
                                          TO           TO
                                       12/31/89     12/31/88
                                      -----------   --------
Net asset value, beginning of
  period............................    $11.24       $ 9.99
                                        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.............       .51          .46
  Net realized and unrealized gain
    (loss) on investments...........      2.87         1.36
                                        ------       ------
    Total from investment
      operations....................      3.38         1.82
                                        ------       ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income...............      (.53)        (.43)
  Dividends to shareholders from net
    capital gains...................      (.93)        (.14)
  Dividends to shareholders in
    excess of net investment
    income..........................        --           --
                                        ------       ------
    Total distributions.............     (1.46)        (.57)
                                        ------       ------
Net asset value, end of period......    $13.16       $11.24
                                        ======       ======
    Total Return....................     30.45%       18.50%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    $(000)..........................    25,954       14,287
  Ratios of expenses to average net
    assets(c).......................       .72%         .65%
  Ratios of net investment income to
    average net assets..............      4.26%        4.52%
  Portfolio turnover rate...........        60%          32%
  Average commission rate(d)........       N/A          N/A


---------------


(a) On May 1, 1997, the investment adviser was changed from Newbold's Asset Management, Inc. to Sentinel Advisors Company.


(b) On May 1, 1989, the investment adviser was changed from Providentmutual Investment Management Company to Newbold's Asset Management, Inc.


(c) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992,
    1991, 1990, 1989 and 1988 were as follows: 0.43%, 0.50%, 0.61%, 0.67%,
    0.76%, 0.82%, 0.98%, 1.01%, 1.13% and 1.25%, respectively.



(d) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the SEC for all financial statements with fiscal years beginning after September 1, 1995.


                See accompanying notes to financial statements.

     Selected data for a share of capital stock outstanding throughout the periods:

                                                                    SENTINEL GROWTH PORTFOLIO
                                --------------------------------------------------------------------------------------------------
                                01/01/97    03/18/96(a)
                                   TO           TO
                                12/31/97     12/31/96
                                --------   -------------
Net asset value, beginning of
  period......................   $11.14          $10.00
                                -------    -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.......      .04             .05
  Net realized and unrealized
    gain (loss) on
    investments...............     3.47            1.09
                                -------    -------------
    Total from investment
      operations..............     3.51            1.14
                                -------    -------------
LESS DISTRIBUTIONS:
  Dividends to shareholders
    from net investment
    income....................     (.05)           (.00)
  Dividends to shareholders
    from net capital gains....     (.01)           (.00)
                                -------    -------------
    Total distributions.......     (.06)           (.00)
                                -------    -------------
Net asset value, end of
  period......................   $14.59          $11.14
                                =======    =============
    Total return..............    31.58%          11.40%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    $(000)....................    8,362           5,664
  Ratios of expenses to
    average net assets
    (annualized)(b)...........      .90%            .90%
  Ratios of net investment
    income to average net
    assets (annualized).......      .36%            .57%
  Portfolio turnover..........      155%             75%
Average commission rate(d)....  $0.0600    $     0.0594

                                              SENTINEL GROWTH PORTFOLIO
                                -----------------------------------------------------

Net asset value, beginning of
  period......................
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.......
  Net realized and unrealized
    gain (loss) on
    investments...............
    Total from investment
      operations..............
LESS DISTRIBUTIONS:
  Dividends to shareholders
    from net investment
    income....................
  Dividends to shareholders
    from net capital gains....
    Total distributions.......
Net asset value, end of
  period......................
    Total return..............
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    $(000)....................
  Ratios of expenses to
    average net assets
    (annualized)(b)...........
  Ratios of net investment
    income to average net
    assets (annualized).......
  Portfolio turnover..........
Average commission rate(d)....


---------------

(a) Commencement of operations.

(b) Expense ratio for the Sentinel Growth Portfolio before reimbursement of expenses by affiliated insurance company for the period ended December 31, 1997, 1996 was as follows: 1.35% and 1.51% (annualized).

(c) Total returns for periods less than one year are not annualized.

(d) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the SEC for all Financial statements with fiscal years beginning after September 1, 1995.


                See accompanying notes to financial statements.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each Portfolio has one or more investment objectives and related investment policies and uses various investment techniques to pursue these objectives and policies. THERE CAN BE NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS INVESTMENT OBJECTIVE OR OBJECTIVES. Investors should not consider any one Portfolio alone to be a complete investment program. Each of the Portfolios is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the Adviser to make changes in the portfolio composition of the Portfolio in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Portfolios.


     The different types of securities, investments, and investment techniques used by each Portfolio all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (financial risk). In addition, the value of debt instruments generally rises and falls inversely with prevailing current interest rates (market risk). As described below, an investment in certain of the Portfolios entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments, or securities of issuers in new or emerging industries.


     Certain types of investments and investment techniques common to one or more Portfolios are described in greater detail, including the risks of each, under "Investment Techniques and Risks" and in the statement of additional information ("SAI"). The Portfolios are also subject to certain investment restrictions that are described under the caption "Investment Restrictions" in the SAI.

     The investment objective or objectives of each Portfolio are fundamental and may not be changed unless authorized by the vote of a majority of the outstanding voting shares of the affected Portfolio. The investment policies of each Portfolio are not fundamental and may be changed by the Fund's board of directors without shareholder approval, unless otherwise stated in this Prospectus or the SAI.

THE MONEY MARKET PORTFOLIO

     The investment objective of the Money Market Portfolio is to provide maximum current income consistent with capital preservation and liquidity. The Portfolio pursues this objective by investing in:

          U.S. Government Securities: These are obligations issued by or guaranteed as to interest and principal by the government of the United States or any agency or instrumentality thereof. They may include instruments that are supported by the full faith and credit of the United States, such as Treasury Bills, Notes and Bonds; instruments that are supported by the right of the issuer to borrow from the Treasury, such as Home Loan Bank securities; and securities that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.

          Bank Obligations: These are obligations (including certificates of deposit, time deposits, and bankers' acceptances) of: (1) domestic banks (including savings banks) and foreign branches of domestic banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") and have total assets of at least $1 billion; (2) domestic banks and foreign branches thereof and savings and loan associations that have less than $1 billion of total assets where the principal amount of the obligation is insured in full by the FDIC. No more than 10% of the Portfolio's assets may be invested in obligations of institutions in category (2).

          Repurchase Agreements: Repurchase agreements with (1) banks or (2) government securities dealers recognized as primary dealers by the Federal Reserve System, provided that:

             (a) at the time the repurchase agreement is entered into, and throughout the duration of the repurchase agreement, the collateral has a market value at least equal to the value of the repurchase agreement;

             (b) the collateral consists of government securities or instruments rated in the highest rating category by at least two nationally recognized statistical rating organizations; and

             (c) the maturity of the repurchase agreement does not exceed 30 days.

          Commercial Paper : Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.

          Other Corporate Debt Obligations: These are outstanding nonconvertible corporate debt obligations that were not issued as short-term obligations but have thirteen months or less remaining until maturity and which, at the date of investment, are rated AA or better by Standard & Poor's Corporation ("S&P") or Aa or better by Moody's Investors Service, Inc. ("Moody's").

     The Money Market Portfolio will only invest in instruments denominated in U.S. dollars that the Adviser, under the supervision of the board of directors of the Fund, determines present minimal credit risks and are, at the time of acquisition, either:

          (1) rated in the two highest rating categories by at least two nationally recognized statistical rating organizations as defined under Rule 2a-7, as amended, under the Investment Company Act of 1940 (an "NRSRO"), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument; or

          (2) in the case of an unrated instrument, determined by the Adviser under the supervision of the board of directors to be of comparable quality to the above; or

          (3) issued by an issuer that has received a rating of the type described in (1) above on other securities that are comparable in priority and security to the instrument.


     All of the Money Market Portfolio's money market instruments mature in 13 months or less. The average maturity of the Portfolio's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.


THE BOND PORTFOLIO


     The investment objective of the Bond Portfolio is to generate a high level of current income consistent with prudent investment risk. The Bond Portfolio pursues its investment objective by investing in a diversified portfolio of marketable debt securities.


     The Portfolio purchases securities issued by U.S. and foreign corporations and by U.S. and foreign governments and their agencies and instrumentalities. Securities of foreign issuers are only purchased if they are investment grade quality, denominated in U.S. dollars and income from such securities is paid in U.S. dollars. Investment in securities of foreign issuers entail certain risks not found in securities of domestic issuers. See "Foreign Securities."


     At least 75% of the value of the Bond Portfolio's total investment in corporate debt securities (other than commercial paper) is represented by securities rated, at the time of purchase, investment grade (Baa or higher by Moody's or BBB or higher by S&P) or determined by the Adviser to be of comparable quality to investment grade securities. (See Appendix A in the SAI for an explanation of ratings.) Unrated securities of a quality comparable to investment grade securities may nonetheless trade in the market at a discount from the price of comparable investment grade securities. The Portfolio may invest up to 25% of the value of its corporate debt securities (other than commercial paper) in securities rated Ba by Moody's or BB by S&P. However, the Bond Portfolio does not hold securities rated lower than Ba by Moody's or BB by S&P. Such securities generally provide higher yields than investment grade securities but entail greater market risk and financial risk. See "Investment Techniques and Risks" in the SAI.

     The Bond Portfolio may purchase corporate debt securities bearing fixed interest as well as those that carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stock (of the same or of a different issuer) or participations based on revenues, sales or profits. The Portfolio will not, however, exercise any such conversion, exchange or purchase right if, at the time, the value of all equity interests held by the Portfolio would exceed 10% of its total assets.

THE MANAGED PORTFOLIO


     The investment objective of the Managed Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Managed Portfolio pursues its investment objective by investing in those types of securities that are permissible investments of the other Portfolios. The Managed Portfolio may be invested solely in common stocks, solely in bonds, solely in money market instruments, or in a combination of these types of investments, in accordance with the complete, sole, and total discretion of the Adviser and the Fund's board of directors. At least 75% of the value of the Managed Portfolio's total investment in corporate debt securities (other than commercial paper) is represented by securities rated, at the time of purchase, investment grade (Baa or higher by Moody's or BBB or higher by S&P) or determined by the Adviser to be of comparable quality to investment grade securities. (See Appendix A in the SAI for an explanation of ratings.) Unrated securities of a quality comparable to investment grade securities may nonetheless trade in the market at a discount from the price of comparable investment grade securities. The Portfolio may invest up to 25% of the value of its corporate debt securities (other than commercial paper) in securities rated Ba by Moody's or BB by S&P. Such securities generally provide higher yields than investment grade securities but entail greater market risk and financial risk. See "Investment Techniques and Risks" in the SAI.


THE AGGRESSIVE GROWTH PORTFOLIO

     The investment objective of the Aggressive Growth Portfolio is to achieve a high level of long-term capital appreciation. The Aggressive Growth Portfolio pursues its investment objective by investing in:

          (1) securities being offered to the public for the first time (such investments being made through primary or secondary offerings and in the secondary market following the completion of such offerings);

          (2) securities of companies in new or emerging industries; and

          (3) securities of new or unseasoned companies that the Adviser believes have better than average earnings and appreciation potential.


     Substantially all of the Portfolio's assets consist of common stock or securities convertible into common stock. The Adviser selects such securities on the basis of their appreciation potential without restriction as to their type.


     Investments in securities with high capital growth potential, newly issued securities and securities of companies in new or emerging industries, generally entails above-average financial risk and market risk. In addition, pursuing an aggressive growth portfolio strategy may often result in a higher than average portfolio turnover rate. Higher portfolio turnover results in correspondingly increased brokerage expenses and other acquisition costs to the Portfolio.

THE INTERNATIONAL PORTFOLIO

     The investment objective of the International Portfolio is to achieve long-term growth of capital primarily through investments in a diversified portfolio of marketable equity securities of established non-United States companies. The Portfolio pursues its objective by investing primarily in equity and equity-related securities of companies that are organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") and that the Adviser believes have potential for long-term capital growth. The Portfolio also may invest in securities (1) of companies organized in the United States but having their principal activities and interests outside the United States, (2) denominated or quoted in foreign currency ("non-dollar securities"), and (3) issued by foreign governments or agencies or instrumentalities of foreign governments (also "foreign issuers").

     The International Portfolio is intended for investors who can accept the risks involved in investments in equity and equity-related securities of foreign issuers and in non-dollar securities. See "Foreign Securities."


     Under normal market conditions, the Portfolio invests at least 75% of its total assets in the securities of foreign issuers located (or, in the case of the securities, traded) in at least five different countries other than the United States. Nonetheless, under certain economic and business conditions the Portfolio may invest up to 35% of its total assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.



     The equity and equity-related securities in which the International Portfolio invests are common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock. The Portfolio also may invest in securities of foreign issuers in the form of sponsored and unsponsored American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), and global depositary receipts ("GDRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities of foreign corporate issuers. EDRs and GDRs are receipts issued by non-U.S. financial institutions evidencing arrangements similar to ADRs. Generally, ADRs are in registered form and are designed for trading in U.S. markets while EDRs are in bearer form and are designed for trading in European securities markets. GDRs are issued in either registered or bearer form and are designed for trading on a global basis. See "Foreign Securities."


     The International Portfolio also may, under normal market conditions, invest up to 35% of its total assets in dollar denominated and non-dollar denominated debt securities of foreign issuers and may on occasion, for temporary purposes to preserve capital, hold part or all of its assets in foreign currency or in non-dollar short-term debt securities. The Portfolio only invests in debt securities (including convertible debt securities) rated investment grade (Baa or higher by Moody's or BBB or higher by S&P) or determined by the Adviser to be of comparable quality to investment grade. (See Appendix A in the SAI for an explanation of ratings.)


     The International Portfolio may invest in the securities of issuers located in countries with emerging economies or securities markets. Investment in such countries involves certain risks that are not present in investments in more developed countries. See "Foreign Securities." The International Portfolio may make investments or engage in investment practices that involve special risks. These include: convertible securities, when-issued securities, delayed-delivery securities, illiquid or restricted securities, and repurchase agreements. These investment practices and attendant risks are described in "Investment Techniques and Risks" below and in "Investment Techniques and Risks" in the SAI.


     The International Portfolio may purchase or sell foreign currency and forward foreign currency exchange contracts to hedge against currency exchange rate fluctuations and to expedite settlement of transactions. Such currency management techniques involve risks different from those associated with investing in dollar-denominated securities of U.S. issuers. To the extent that the Portfolio is fully invested in securities of foreign issuers or non-dollar securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolio's net currency positions may expose it to risks independent of its securities positions. See "Investment Techniques and Risks" in the SAI.

THE GROWTH PORTFOLIO

     The investment objective of the Growth Portfolio is intermediate and long-term growth of capital. A reasonable level of income is an important secondary objective. The Growth Portfolio pursues its objective by investing primarily in common stocks of companies that the Adviser believes offer above-average intermediate and long-term growth potential. The Portfolio purchases securities only of companies that have a minimum level of sales/revenue of $50 million per year in at least one recent year and have profitable operations (as measured by having a net income before nonrecurring gains or losses). Generally, the Portfolio holds common stocks traded on national securities exchanges but it can hold up to 20% of its total assets in stocks traded primarily over-the-counter. The Portfolio may invest in convertible preferred stocks or convertible debt securities and nonconvertible debt obligations.

THE SENTINEL GROWTH PORTFOLIO

     The investment objective of the Sentinel Growth Portfolio is long-term growth of capital. The Portfolio pursues its investment objective by investing in equity securities of well-established companies having growth potential believed by its Adviser to be more favorable than that of the U.S. economy as a whole. In the Adviser's judgment, such companies generally have favorable growth potential and experienced managements. Under normal market conditions, this Portfolio will be fully invested in common stocks and securities convertible into common stocks; however, the Portfolio may temporarily retain cash or invest in fixed-income securities.

     The Adviser favors growth potential rather than portfolio diversification in selecting securities for the Portfolio. The Adviser does not use income as a factor in selecting the Portfolio's investments. If the Adviser believes it to be appropriate, up to 25% of the value of the Portfolio's total assets may be invested in securities of companies within a single industry.

                        INVESTMENT TECHNIQUES AND RISKS

TEMPORARY DEFENSIVE POSITIONS


     Notwithstanding their investment objective(s), each of the Portfolios may, for temporary defensive purposes to preserve capital, invest all or part of their assets in cash and/or money market instruments of the type in which the Money Market Portfolio may invest.


SHORT-TERM TRADING


     Except for the Bond and Managed Portfolios, the Portfolios do not expect to trade in securities for short-term gains. Notwithstanding this, an Adviser may, from time to time, make short-term investments when it believes that such investments will benefit a Portfolio and may dispose of any investment without regard to the length of time that the investment has been held.


FOREIGN SECURITIES


     Foreign Securities Generally. Investments in the securities of foreign issuers or investments in non-dollar securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States, and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.


     Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws, or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends. As discussed in the SAI, a Portfolio may purchase or sell foreign currency and forward foreign currency exchange contracts to hedge its foreign currency exposure; however, such techniques also entail certain risks. Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.



     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Portfolio, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.



     Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. The Bond Portfolio, the International Portfolio and the Managed Portfolio may invest in ADRs, EDRs and GDRs. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Portfolio acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the National Association of Securities Dealers national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.


     EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     Investments in Emerging Markets. The International Portfolio and the Managed Portfolio may invest in securities of issuers located in countries with emerging economies and or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment, generally including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of these Portfolios' investments in those countries and the availability to the Portfolio of additional investments in those countries.


     The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the International or Managed Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of the International or Managed Portfolio to invest in securities of certain issuers located in those countries.

LOWER QUALITY DEBT INSTRUMENTS


     The Bond and Managed Portfolios may invest up to 25% of the respective Portfolio's total assets in lower quality debt instruments. These instruments include bonds rated BB or lower by S&P or Ba or lower by Moody's (or comparable unrated securities). Bonds with such ratings (or comparable unrated securities) are commonly called "junk bonds," are subject to market risk, and are considered speculative because of their financial risk. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. These bonds also may be more severely affected than some other financial instruments by economic recession or substantial interest rate increases, by changing public perceptions of the market, or by legislation that limits their use in connection with corporate reorganizations or limits their tax or other advantages. In addition, lower quality debt instruments are more likely to react to developments affecting market risk and financial risk than are higher quality debt instruments, which react primarily to movements in the general level of interest rates. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated BBB or higher by S&P or Baa or higher by Moody's). See the SAI for more information on the risks associated with these securities.


REPURCHASE AGREEMENTS


     All of the Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or with dealers in U.S. Government Securities under which a Portfolio purchases a security from a seller, with the understanding that the seller will repurchase the security at a mutually agreed upon price and date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount that reflects an agreed upon market interest rate for the term of the repurchase agreement. The primary risk is that, if the seller defaults, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by that Portfolio in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, that Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Portfolios have adopted standards for the parties with whom they will enter into repurchase agreements that they believe are reasonably designed to assure that the party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. No Portfolio will enter into a repurchase agreement with Provident Mutual, PLACA, NLIC, SAC or TBC.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY SECURITIES


     Each Portfolio other than the Sentinel Growth Portfolio may purchase securities on a when-issued or delayed delivery basis in an amount up to 10% of such Portfolio's net assets. When-issued securities transactions arise when securities are purchased by a Portfolio with payment and delivery taking place on a future date determined at the time of entering into the transaction (transaction date) in order to secure what is considered to be an advantageous price and yield to the Portfolio on the transaction date. Once a Portfolio commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and thereafter reflects the daily value of such securities in determining its net asset value. Although a Portfolio will generally purchase when-issued securities with the intention of acquiring those securities for its portfolio, the Portfolio may dispose of a when-issued security prior to settlement if the Adviser deems it advantageous to do so. For all when-issued securities transactions, the Fund's custodian bank will hold and maintain in a segregated account until the settlement date, cash or fully liquid securities of the Portfolio with a market value, determined daily, equal to or greater than such commitments. If a Portfolio elects to dispose of the right to acquire a when-issued security prior to its acquisition, it could experience a gain or loss on the security due to market fluctuation.


BORROWING


     Each of the Portfolios may borrow from banks or through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed). Each Portfolio also may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, and may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and purchase securities on margin to the extent permitted by applicable law. No Portfolio will borrow money for leveraging purposes, and no Portfolio will purchase additional securities while its borrowings exceed the above specified limits. As required by the Investment Company Act of 1940, each Portfolio will maintain continuous asset coverage of at least 300% of the amount borrowed. In the event that a Portfolio's asset coverage falls below 300%, the Portfolio may be required to sell securities within three days to reduce the amount of its borrowing and restore the 300% asset coverage. Such sales of securities may occur at a time that is disadvantageous for a Portfolio.


REVERSE REPURCHASE AGREEMENTS


     The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. These agreements have the characteristics of borrowing and involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed upon date and price that reflects a rate of interest paid for the use of funds for the period. Such transactions are advantageous only if the Portfolios have the opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolios may be unable to realize a rate of return from the use of the proceeds equal to or greater than the interest expense of the repurchase agreement. Thus, the Portfolios intend to enter into such agreements only when it appears advantageous to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolios' investments. The Portfolios' custodian will maintain in a segregated account, fully liquid securities of each Portfolio that have a value equal to or greater than the respective Portfolio's commitments under reverse repurchase agreements. The value of securities subject to reverse repurchase agreements will not exceed 30% of the value of the respective Portfolio's total assets. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Provident Mutual, PLACA, NLIC, SAC or TBC.


COVERED CALL OPTIONS

     The Aggressive Growth and Managed Portfolios may engage in writing (selling) covered call option contracts. Covered call option contracts are option contracts where the Portfolio owns the securities subject to the option so long as the option is outstanding. Writing covered call options may generate income for the Portfolios. The investment program for the Aggressive Growth Portfolio is expected to produce only modest current income, if any, and such income will not be a basic part of the Portfolio's objective but will be merely incidental. The Portfolios may close out a position acquired through writing a call option by purchasing a call option on the same security with the same exercise price and expiration date as the call option previously written on the security. See the SAI for a further description of the risks and features of these instruments.

                                   MANAGEMENT

DIRECTORS

     The Fund's board of directors is responsible for the overall administration of the Fund's affairs including deciding matters of general policy and reviewing the actions of the Advisers, the custodian, and accounting and administrative services providers. Information about the directors and officers of the Fund is provided in the SAI.

ADVISERS


     Under the terms of each investment advisory agreement, the Advisers, at their own expense and subject to the supervision of the Fund's board of directors, provide the appropriate Portfolio(s) with investment advice and manage the investment and reinvestment of a Portfolio's assets. The Advisers also perform research services and evaluate statistical and financial data relevant to a Portfolio's investment policies, and provide the Fund's directors with regular reports as to a Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by a Portfolio. The compensation (as a percentage of each Portfolio's average daily net assets) paid monthly by the Fund to the Advisers is described in the table below.



     Money Market, Bond, Managed, Aggressive Growth, Growth, and Sentinel Growth Portfolios. Sentinel Advisors Company serves as investment adviser for the Money Market, Bond, Managed, Aggressive Growth, Growth, and Sentinel Growth Portfolios pursuant to an investment advisory agreement with the Fund that became effective on March 1, 1993 with respect to the Bond, Managed, and Aggressive Growth Portfolios, on March 18, 1996 with respect to the Sentinel Growth Portfolio; on April 25, 1996 with respect to the Money Market Portfolio and on May 1, 1997 with respect to the Growth Portfolio. Prior to April 25, 1996, PIMC served as investment adviser for the Money Market Portfolio. SAC is a general partnership owned and controlled by Sentinel Advisors, Inc., an indirectly wholly-owned subsidiary of NLIC; Providentmutual Management Co., Inc., an indirectly wholly-owned subsidiary of Provident Mutual; HTK of Delaware, Inc., a wholly-owned subsidiary of The Penn Mutual Life Insurance Company ("Penn Mutual"); and Sentinel Management Company, a partnership of wholly-owned subsidiaries of NLIC, Provident Mutual and Penn Mutual, which is SAC's Managing General Partner. SAC is located at National Life Drive, Montpelier, Vermont 05604.


     International Portfolio. Providentmutual Investment Management Company ("PIMC") serves as investment adviser for the International Portfolio pursuant to an investment advisory agreement with the Fund that became effective on November 1, 1991. PIMC was incorporated in Pennsylvania on May 9, 1983 and is an indirect, wholly-owned subsidiary of Provident Mutual, an insurance company providing individual and group life insurance, annuities, and accident and health insurance. PIMC is located at 1050 Westlakes Drive, Berwyn Pennsylvania 19312.

     Effective July 18, 1994, PIMC entered into an investment sub-advisory agreement with The Boston Company Asset Management, Inc., One Boston Place, Boston, MA 02108. Pursuant to the investment sub-advisory agreement, TBC, subject to monitoring by PIMC and supervision by the Fund's board of directors, manages the investment and reinvestment of the International Portfolio's assets. TBC is a Massachusetts corporation and a wholly-owned subsidiary of The Boston Company, Inc., which is a wholly-owned subsidiary of the Mellon Bank Corporation. TBC is compensated monthly by PIMC for serving as investment sub-adviser to the International Portfolio as indicated in the table below.

COMPENSATION OF ADVISERS

                                                                    MAXIMUM ANNUAL RATE
                                       1997 ANNUAL RATE (AS % OF     (AS % OF AVERAGE
      PORTFOLIO            ADVISER     AVERAGE DAILY NET ASSETS)*    DAILY NET ASSETS)
      ---------            -------     --------------------------   -------------------
Money Market..........       SAC                  0.25%**                   0.25%
Bond..................       SAC                  0.35%                     0.35%
Managed...............       SAC                  0.40%                     0.40%
Aggressive Growth.....       SAC                  0.47%                     0.50%
International.........      PIMC                 0.375%                     0.75%
             .........       TBC                 0.375%                    0.375%
                        (sub-adviser)
Growth................       SAC                  0.33%**                   0.50%
Sentinel Growth.......       SAC                  0.50%                     0.50%

---------------
  * With respect to each of the Portfolios except the Money Market Portfolio, the fee payable to the Adviser is graduated so that increases in the respective Portfolio's net assets may result in a lower fee and decreases in the Portfolio's net assets may result in a higher fee. The maximum annual rate payable to each Adviser is indicated by the right-hand column above. See "Management of the Fund" in the SAI for further information.


 ** During 1996 and through May 1, 1997, Newbold's Asset Management, Inc. served as investment adviser for the Growth Portfolio and received compensation from the Fund at this effective annual rate.


PORTFOLIO MANAGERS


  Growth, Managed, Money Market, Bond, Sentinel Growth and Aggressive Growth Portfolios.



     Respecting the Growth, Money Market, Bond, Managed, Sentinel Growth and Aggressive Growth Portfolios, SAC employs a team approach in managing the Portfolios. The management teams are comprised of a lead portfolio manager, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Portfolios. Rodney A. Buck, Chief Executive Officer of SAC, is also Chairman and Chief Executive Officer of National Life Investment Management Company, Inc., and Senior Vice President and Chief Investment Officer of NLIC. Mr. Buck has been employed by SAC or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Richard A. Pender, Senior Vice President of SAC; an Equity Growth Team, headed by Robert L. Lee, Senior Vice President of SAC; and a Fixed Income Team, headed by David M. Brownlee, Senior Vice President of SAC.


     Each of Messrs. Buck, Pender, Lee and Brownlee is a Chartered Financial Analyst. Mr. Pender has been associated with SAC or its affiliates since 1986. Mr. Lee joined SAC in 1993. Prior to that time he was a Vice President at Shawmut National Corporation. Mr. Brownlee also joined SAC in 1993; prior to that he was a Managing Director at Aetna Life and Casualty.


     Growth Portfolio.  The Growth Portfolio is managed by Mr. Pender and Daniel
J. Manion, Vice Presidents of SAC, and have been the lead portfolio managers of the Growth Portfolio since 1997. Mr. Pender and Mr. Manion have been members of the Growth Portfolio management team since 1994. Mr. Manion, a Chartered Financial Analyst, has been associated with SAC since 1993; prior to that he was associated with Wright Investors' Service.



     Managed Portfolio. The Managed Portfolio is managed by a team consisting of Mr. Buck, Mr. Pender and Richard D. Temple, Vice President of SAC. Mr. Buck has been the Portfolio's portfolio manager since

1982. Mr. Temple is a fixed-income portfolio manager who has been employed by SAC or its affiliates since 1969.

     Money Market Portfolio. The Money Market Portfolio is managed by Mr. Temple and Darlene Coppola, Money Market Trader of SAC. Ms. Coppola has been employed by SAC or its affiliates since 1974.

     Bond Portfolio. The Bond Portfolio is managed by Mr. Temple and William C. Kane, Vice President of SAC. Mr. Temple has been the lead portfolio manager of the Bond Portfolio since 1985. Mr. Kane is a Chartered Financial Analyst, and has been employed by SAC or its affiliates since 1992. Prior to joining SAC, Mr. Kane was employed by Chase Manhattan Bank.


     Aggressive Growth Portfolio. The Aggressive Growth Portfolio is managed by Scott T. Brayman, Vice President of SAC, and Mr. Lee. Mr. Brayman and Mr. Lee have been the lead portfolio managers of the Portfolio since 1997. Mr. Brayman is a Chartered Financial Analyst, and has been with SAC since 1995. He has been involved with the Aggressive Growth Portfolio since he joined SAC. Prior to joining SAC, he was associated with Argyle Capital Management, Inc.



     Sentinel Growth Portfolio. The Sentinel Growth Portfolio is managed by Mr. Lee, since November 1993.



     International Portfolio. Sandor Cseh, Senior Vice President and Director of International of TBC, has been the portfolio manager for the International Portfolio since 1991. Sandor Cseh has over 21 years experience in investment management.


EXPENSES


     The Portfolios directly assume certain of their expenses and all expenses borne by the Fund, including the fees payable to the Advisers, are accrued daily. Provident Mutual reimburses the Fund for ordinary operating expenses, excluding investment advisory fees, in excess of an annual rate of 0.40% of the average daily net asset value of each of the Growth, Money Market, Bond, Managed, and Aggressive Growth Portfolios, and in excess of an annual rate of 0.75% of the average daily net asset value of the International Portfolio. NLIC reimburses the Fund for ordinary operating expenses, excluding investment advisory fees, in excess of an annual rate of 0.40% of the average daily net asset value of the Sentinel Growth Portfolio. In 1997 NLIC reimbursed $30,617 to the Sentinel Growth Portfolio. For fiscal year 1997, each Portfolio bore total expenses of the average daily net assets of the Portfolio, and net of the reimbursement by Provident Mutual and NLIC, as follows: Growth 0.43% Money Market Portfolio 0.39%; Bond Portfolio 0.57%; Managed Portfolio 0.58%; Aggressive Growth Portfolio 0.63%; International Portfolio 1.02%; and Sentinel Growth Portfolio 0.90%.


BROKERAGE ALLOCATION

     The Advisers place all portfolio orders on behalf of each Portfolio that they advise and attempt, in all cases, to obtain the most favorable prices and executions. The Advisers may place orders with brokers that are affiliated persons of the Fund pursuant to procedures established by the board of directors. However, in no event will persons affiliated with the Fund deal with the Fund as principal in the purchase and sale of the Fund's portfolio securities.

ADMINISTRATIVE SERVICES


     PFPC, Inc. ("PFPC") provides certain administrative services to the Fund pursuant to an administration agreement between PFPC and the Fund. Such services include maintaining the Portfolios' books and records, preparing governmental filings, statements, returns, and stockholder reports, and computing net asset value and daily dividends. For such services, PFPC is paid a fee at an annual rate 0.10% on the first $175 million, 0.075% on the next $175 million, 0.05% on the next $175 million, and 0.03% in excess of $525 million, of each Portfolio's net assets, computed daily and paid monthly, with a minimum aggregate annual fee with respect to all Market Street Portfolios totaling $543,000. PFPC is a wholly-owned subsidiary of PNC Bank.

                        DESCRIPTION OF THE FUND'S SHARES

GENERAL

     Each of the Fund's Portfolios represents a separate class of shares of the Fund's common stock. The Fund may establish additional portfolios in the future and may allocate its shares to such new portfolios. Portfolio shares have equal rights with respect to voting, redemptions, dividends, distributions, and liquidations relating to that Portfolio. Portfolio shares, when issued, are fully paid and nonassessable and have no preference, preemptive conversion, exchange or similar rights. Fund shares have no cumulative voting rights.


     Based on current federal securities law requirements, the Fund expects that its insurance company shareholders will offer their life insurance policy holders and annuity contract holders the opportunity to instruct such shareholders as to how Fund shares allocable to their life insurance policies and annuity contracts, will be voted regarding certain matters, such as the approval of investment advisory agreements. Fund shares not attributable to life insurance policies or annuity contracts or for which no timely instructions are received by insurance company shareholders, are voted in the same proportion as the voting instructions that are received for all policies or contracts participating in each Portfolio. The voting instructions received from policy or contract holders may be disregarded in certain circumstances that are described in the prospectuses for the separate accounts that invest in the Fund.


     As a Maryland corporation, the Fund is not required to hold regular annual shareholder meetings. The Fund is, however, required to hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the Act, (2) changing fundamental investment objectives and investment restrictions of any Portfolio, and (3) filling vacancies on the board of directors in the event that less than a majority of the directors were elected by shareholders. The Fund has the obligation to assist in shareholder communications.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Portfolio is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time, on each day when the New York Stock Exchange is open for business, except as noted below. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Portfolio is computed by dividing the sum of the value of the Portfolio's securities, cash, and other assets, minus all liabilities, by the total number of outstanding shares of the Portfolio.

     The value of each Portfolio's securities and assets, except those of the Money Market Portfolio and certain short-term debt securities held by any of the other Portfolios, is determined on the basis of their market values. All of the securities and assets of the Money Market Portfolio and short-term debt securities having remaining maturities of sixty days or less held by any of the other Portfolios are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Fund's board of directors. See "Determination of Net Asset Value" in the SAI.

OFFER, PURCHASE AND REDEMPTION OF SHARES

     Shares of the Fund are not available directly to the public. Currently, shares of the Fund are sold, without sales charge, at each Portfolio's net asset value per share, only to variable life insurance and variable annuity separate accounts of Provident Mutual and PLACA, and to variable life insurance separate accounts of NLIC. In the future, the Fund may offer shares of one or more of the Portfolios (including new portfolios that might be added to the Fund) to other separate accounts of Provident Mutual, PLACA or NLIC to support variable life insurance policies or variable annuity contracts, or shares may also be sold to other insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. The price per share is based on the next daily calculation of net asset value after an order is placed.

     Pursuant to a distribution agreement with the Fund, 1717 Capital Management Company ("1717") serves as the principal underwriter for the Fund's shares. 1717 is located at 300 Continental Drive, Newark, Delaware 19713.

     Shares of the Portfolios are sold in a continuous offering and are authorized to be offered to insurance company separate accounts to support variable life insurance policies and variable annuity contracts. Net premiums or net purchase payments under the respective policy or contract are placed in one or more subaccounts of a separate account and the assets of each such separate account are invested in the shares of the Portfolio corresponding to that subaccount. A separate account purchases and redeems shares of the Portfolios for its subaccounts at net asset value without sales or redemption charges.

     On each day that a Portfolio's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares of the Portfolio(s) based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from policy owners, contract owners, annuitants, and beneficiaries that have been processed on that day. A separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the same day, although such purchases and redemptions may be executed the next morning. Money received by the Fund from a separate account for the purchase of shares of the International Portfolio may not be invested by that Portfolio until the day following the execution of such purchases.

     Please refer to the separate prospectus for each separate account and its related policy or contract for a more detailed description of the procedures whereby a policy owner, contract owner, annuitant, or beneficiary may allocate his or her interest in a separate account to a subaccount using the shares of one of the Portfolios as an underlying investment medium.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

     Each Portfolio intends to qualify and elect to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under those provisions, each Portfolio will not be subject to Federal income tax on that part of its investment company taxable income and realized net capital gains that it distributes to its shareholders. Therefore, the Fund intends to distribute substantially all of such income and gains to its shareholders to avoid any Federal income tax liability.

     Shares of the Portfolios are offered only to insurance company separate accounts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance policies or variable annuity contracts. Please refer to the appropriate tax disclosure in the respective prospectuses for a separate account and its related policy or contract for more information on the taxation of life insurance companies, separate accounts, as well as the tax treatment of variable life insurance policies and variable annuity contracts and the holders thereof.

     Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the Investment Company Act of 1940. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and because section 817(h) and the regulations thereunder treat each Portfolio's assets as assets of the related separate account, these limitations also apply to each Portfolio's assets that may be invested in securities of a single issuer. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the separate accounts, the insurance companies, the insurance policies and/or the annuity contracts, and tax consequences to the holders thereof, other than as described in the respective prospectuses for the policies and the annuity contracts.


     For the Money Market Portfolio, dividends of investment income and dividends of capital gains will be declared daily and paid monthly. Dividends of investment income of the Bond and Managed Portfolios will be declared and paid quarterly, and dividends of capital gains for those Portfolios will be declared and paid annually. For the Aggressive Growth, International, and Sentinel Growth Portfolios, both dividends will be declared and paid annually. All paid dividends will be reinvested in full and fractional shares of the respective Portfolio unless the shareholder(s) elects to receive such distribution in cash.

     For more information about the tax status of the Fund, see "Taxes" in the SAI.

                               OTHER INFORMATION

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


     Pursuant to a custody agreement with the Fund, PNC Bank, N.A., located at 200 Stevens Drive, Lester, Pennsylvania 19113, serves as custodian of the Fund's assets. Citibank, N.A., located at 111 Wall Street, New York, New York 10043, serves as custodian of the foreign assets of the International Portfolio. Foreign securities acquired by the International Portfolio will be maintained in the sub-custody or either foreign banks or trust companies that are members of Citibank's Global Custody Network or foreign depositories used by such members. Pursuant to a transfer agency agreement with the Fund, PFPC, which is located at 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's transfer agent and dividend disbursing agent.



PREPARING FOR YEAR 2000



     In providing investment advisory services to the Portfolios, each Adviser utilizes systems that may be affected by Year 2000 transition issues. The Advisers and the Portfolios also rely on service providers, including banks, custodians, administrators, transfer agents, and distributors, that also may be affected. Each of the Advisers has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers also are so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Advisers or the Portfolios. As of the date of this prospectus, it is not anticipated that a shareholder will experience negative effects on the shareholder's investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. However, there can be no assurance that the Advisers will be successful, or that interaction with other service providers will not impair the Fund's or an Adviser's services at that time.

                            MARKET STREET FUND, INC.
                              103 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809
                                  302-791-1700

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1998

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Market Street Fund, Inc. Prospectus dated May 1, 1998, and retained for future reference.

     A copy of the Prospectus to which this Statement of Additional Information relates is available at no charge by writing to Market Street Fund, Inc. at the above address or by calling the telephone number listed above.

                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information and History.............................    2
Investment Restrictions.....................................    2
Investment Techniques and Risks.............................    3
Portfolio Turnover..........................................    7
Management of the Fund......................................    8
Investment Advisory and Other Services......................    9
Portfolio Transactions and Brokerage Allocation.............   15
Determination of Net Asset Value............................   15
Redemption of Shares........................................   17
Taxes.......................................................   17
Capital Stock...............................................   18
Code of Ethics..............................................   19
Other Services..............................................   20
Financial Statements........................................  F-1
Appendix A--Description of Money Market Instruments and
  Commercial Paper and Bond Ratings.........................  A-1


Form 15732B 5.97

                        GENERAL INFORMATION AND HISTORY

THE FUND


     The Market Street Fund, Inc. (the "Fund") was formed on March 21, 1985. The Fund is an open-end diversified management investment company as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a "series" type of mutual Fund, the Fund issues separate classes (or series) of stock, and currently consists of eleven separate investment portfolios (each a "Portfolio," together, the "Portfolios"). The Portfolios do not intend to concentrate their respective investments in a particular industry or group of industries.



     The Fund serves as an investment medium for variable life insurance policies and variable annuity contracts issued by Provident Mutual Life Insurance Company ("Provident Mutual"), Providentmutual Life and Annuity Company of America ("PLACA") and National Life Insurance Company ("NLIC") of Montpelier, Vermont. Other than the shares sold directly to Provident Mutual to seed the Managed, Aggressive Growth, International, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and All Pro Small Cap Value Portfolios, and to NLIC to seed the Sentinel Growth Portfolio, shares of the Fund currently are sold only to separate accounts of Provident Mutual and PLACA and to variable life insurance separate accounts of NLIC. In the future, shares of the Fund may also be sold to separate accounts of other affiliated or unaffiliated insurance companies in order to fund variable annuity contracts or variable life insurance policies.



     As the primary holders of the Fund's shares, Provident Mutual and PLACA together currently control the Fund. Provident Mutual will continue to control the Fund until other insurance companies, selling significant amounts of variable life insurance and variable annuities have made substantial investments in Fund shares.



     As of December 31, 1997, no policy holder owned a policy or contract which individually or in the aggregate had a total interest in any Portfolio of more than 5%. As of December 31, 1997, the officers and directors of the Fund as a group did not beneficially own as policy holders more than a 1% interest in any Portfolio.


                            INVESTMENT RESTRICTIONS

     The following specific restrictions supplement the Fund's "Investment Objectives and Policies" set forth in the Prospectus.


     The Fund has adopted the following fundamental restrictions relating to the investment of assets of the eleven Portfolios. These are fundamental policies and may not be changed without the approval of holders of the majority of outstanding voting shares of each Portfolio affected. A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund may:



          (1) with respect to 75% of the Portfolio's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (a) such purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio;


          (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);


          (3) borrow money, except a Portfolio may (a) borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) purchase securities on margin to the extent permitted by applicable law;

          (4) make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, broker-dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;



          (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be considered an underwriting;


          (6) purchase, hold or deal in real estate, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities;

          (7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

          (8) issue senior securities to the extent such issuance would violate applicable law.

     The following restrictions are not fundamental policies and may be changed without the approval of the outstanding voting shares of the affected Portfolio. No Portfolio may:

          (1) sell securities short or maintain a short position except for short sales against the box; or


          (2) invest more than 25% of the value of its total assets in the securities of foreign issuers and non-dollar securities. This policy does not apply to the International Portfolio.



          (3) acquire any security which is not readily marketable if more than 15% of the net assets of the Portfolio (other than the Money Market Portfolio), and 10% of the net assets of the Money Market Portfolio, taken at market value, would be invested in such securities.


Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                        INVESTMENT TECHNIQUES AND RISKS

     The following disclosure supplements the Fund's "Investment Objectives and Policies" set forth in the Prospectus.

REPURCHASE AGREEMENTS


     Each of the Portfolios may invest in repurchase agreements. A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The underlying securities are ordinarily U.S. Government securities, but may consist of other securities in which the respective Portfolios may otherwise invest. Each Portfolio (except the Money Market Portfolio) will not invest more than 15%, and the Money Market Portfolio will not invest more than 10%, of its net assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Repurchase Agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. Under no circumstances will a Portfolio enter into a repurchase agreement with Provident Mutual, PLACA, NLIC or SAC or the investment sub-advisers to the All Pro Portfolios.


     To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, the Fund has adopted standards of credit worthiness for all parties with which the Fund enters into repurchase agreements and will review compliance by such parties periodically.

COVERED CALL OPTION CONTRACTS


     The Growth, Managed, Aggressive Growth and All Pro Portfolios may engage in certain limited options strategies. These options strategies are limited to writing covered call options which are traded on a domestic securities exchange with respect to securities in which a Portfolio may invest and entering into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. A Portfolio will not write a call option if the securities covered by such options exceed 25% of the Portfolio's total assets at that time. Moreover, in order to maintain qualification for treatment as a regulated investment company for federal tax law purposes, the writing of covered calls may be further limited.



     A covered call option gives the purchaser of the option the right to purchase the underlying security from a Portfolio at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. As consideration for the option, the purchaser pays the Portfolio a premium, which the Portfolio retains whether or not the option is exercised. A covered call option will benefit a Portfolio if, over the option period, the underlying security declines in value or does not appreciate above the aggregate value of the exercise price plus the premium. However, the Portfolio risks the loss of profits if the underlying security appreciates above the aggregate value of the exercise price and premium.


     So long as the Portfolio remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the call price. The Portfolio may close out a covered call option position by purchasing on the same exchange a call option on the same security, with the same exercise price and the same expiration date. Although writing only call options which are traded on a national securities exchange increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Portfolio will be able to do so at any particular time or at an acceptable price. Depending upon the premium paid for the option relative to the premium received on the option written, the Portfolio may realize a profit or loss on a closing transaction. The writing of call options could result in increases in the turnover rate of the Portfolio, especially during periods when market prices of the underlying securities appreciate, which could result in higher brokerage costs. In addition, brokerage commissions will be paid by the Portfolio on both the establishment and closing out of an option position.


     A Portfolio may write covered call options on particular Portfolio securities when it believes that the market value of those securities will either decline or will not increase over the period covered by the option. In this manner, the Portfolio hopes that the option price received (net of transaction costs) may offset any decline in the market value of the security or otherwise generate income for the Portfolio. To the extent income is generated, the writing of covered call options generally will help to achieve the Growth Portfolio's secondary objective of a reasonable level of income, but does not further the Portfolio's primary objective of achieving intermediate and long-term growth of capital, except to the extent that it "hedges" against capital losses.



SHORT-TERM TRADING



     Other than the Bond Portfolio and the Managed Portfolio, the Portfolios do not expect to trade in securities for short-term gains. Notwithstanding this, an Adviser may, from time to time, make short-term investments when it believes that such investments will benefit a Portfolio and may dispose of any investment without regard to the length of time that the investment has been held. The Bond Portfolio intends to use short-term trading of securities if it believes the transactions net of costs (including any commission) will benefit its portfolio for the purposes of:


          (a) Avoiding potential depreciation in the value of a security held in the Portfolio where the Portfolio anticipates that it may decline in market value as a result of unfavorable earnings trends and/or unfavorable investment environment; or

          (b) Increasing the return by taking advantage of yield disparities between various fixed-income securities in order to realize capital gains or improved income on the portfolio.

ILLIQUID ASSETS


     No Portfolio (other than the Money Market Portfolio) may invest more than 15%, and the Money Market Portfolio may not invest more than 10%, of the value of its net assets in securities that are not readily marketable. This limit does not apply to a Portfolio's investment in securities purchased or sold pursuant to Rule 144A under the Securities Act of 1933 which the Board of Directors has determined are liquid. This restriction does apply to repurchase agreements maturing in more than seven days. This restriction also applies to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Fund's Portfolios.



LOWER QUALITY DEBT INSTRUMENTS



     Up to 25% of the total assets of the Bond and the Managed Portfolios may be invested in lower quality debt instruments (i.e. rated BB or lower as rated by Standard & Poors Corporation ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"). Furthermore, debt instruments with higher ratings, and especially those rated as investment grade but not high quality (i.e., rated BBB by Standard & Poors or Baa by Moody's) may, after purchase by either Portfolio, have their ratings lowered due to the deterioration of the issuer's financial position. In the event that the rating of a bond held by either Portfolio drops below BBB or Baa, the decision whether to retain or dispose of the bond will be made on a case by case basis. However, in no event will the amount of assets held in lower quality debt instruments be greater than that set forth above.


     Lower quality debt instruments entail certain risks. These lower-rated fixed-income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Portfolio invests in these securities, factors adversely affecting the market value of high-yielding securities will adversely affect a Portfolio's net asset value. Although some risk is inherent in all securities ownership, holding fixed-income securities generally entails less risk than an investment in common stock of the same issuer.

     High-yielding securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yielding securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuers.

     A Portfolio may have difficulty disposing of certain high-yielding securities for which there is a thin trading market. Because not all dealers maintain markets in all high-yielding securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high-yielding securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund and its Board of Directors to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     The market for high-yielding securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon. Moreover, such a recession could also increase the incidence of defaults of high-yielding securities.

     A Portfolio may acquire high-yielding securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. A Portfolio may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

     A Portfolio also may acquire high-yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

     From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could generally reduce the market for such securities, could negatively affect the financial condition of issuers of high-yielding securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

     As savings and loan associations dispose of their portfolios of lower quality debt instruments pursuant to the Financial Institutions Reform Recovery and Enforcement Act of 1989, the general market and prices for such securities should be adversely affected.

FOREIGN CURRENCY TRANSACTIONS


     To the extent that a Portfolio invests in foreign securities, the value of its assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies.



     The Portfolios will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract will involve an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days, from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of each Portfolio's securities or prevent loss if the prices of such securities should decline.



     The Portfolios may enter into forward foreign currency exchange contracts only under two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. A Portfolio will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions. In this manner a Portfolio will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.


     Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolios do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Portfolios will also not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the respective Portfolio. The Portfolios' custodian bank segregates cash or equity or debt securities in an amount not less than the value of each Portfolio's total assets committed to forward foreign currency exchange contracts entered into under this second type of transaction. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the respective Portfolio's commitments with respect to such contracts. Under normal circumstances, the Portfolios expect that any appreciation (depreciation) on such forward exchange contracts will be approximately offset by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.



     The Portfolios will recognize the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the respective Portfolio's net assets on a daily basis, thereby providing an appropriate measure of each Portfolio's financial position and changes in financial position.



REAL ESTATE INVESTMENT TRUSTS



     The Portfolios may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.



     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.


                               PORTFOLIO TURNOVER

     Each Portfolio has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and its shareholders. (See "Portfolio Transactions and Brokerage Allocation.") However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable. If a Portfolio's portfolio turnover rate exceeds 100%, it may result in correspondingly increased brokerage expenses and other acquisition costs to that Portfolio. (See "Portfolio Transactions and Brokerage Allocation.")



     No portfolio turnover rate is calculated for the Money Market Portfolio due to the short maturities of the instruments purchased. Portfolio turnover should not affect the income or net asset value of the Money Market Portfolio because brokerage commissions are not normally charged on the purchase or sale of money market instruments.



     The Fund cannot predict precisely the turnover rate for any Portfolio, but expects that the annual turnover rate generally will not exceed 68% for the All Pro Large Cap Growth Portfolio, 106% for the All Pro Small Cap Growth Portfolio, 70% for the All Pro Large Cap Value Portfolio, and 67% for the All Pro Small Cap Value Portfolio.



     The annual portfolio turnover rates for the Growth Portfolio for 1997, 1996, and 1995 were 108%, 72% and 61%, respectively. The annual portfolio turnover rates for the Bond Portfolio for 1997, 1996, and 1995 were 105%, 133%, and 206%, respectively. The annual portfolio turnover rates for the Managed Portfolio for 1997, 1996, and 1995 were 99%, 106%, and 130%, respectively. The annual portfolio turnover rates for the Aggressive Growth Portfolio for 1997, 1996, and 1995 were 37%, 47%, and 89%, respectively. The annual portfolio turnover rates for the International Portfolio for 1997, 1996, and 1995 were 37%, 35%, and 45%, respectively. The annual portfolio turnover rates for the Sentinel Growth Portfolio for 1997 and 1996 were 155% and 75%; no turnover rate is supplied for the Sentinel Growth Portfolio for 1995 because this portfolio did not commence operations until March 1, 1996.


                             MANAGEMENT OF THE FUND

Directors and Officers

     The directors and officers of the Fund and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each director and officer is 103 Bellevue Parkway, Wilmington, DE 19809.


      NAME AND ADDRESSES OF                                                                  AGGREGATE
      DIRECTORS AND OFFICERS         POSITION HELD           PRINCIPAL OCCUPATION          COMPENSATION
           OF THE FUND               WITH THE FUND            DURING PAST 5 YEARS          FROM THE FUND
      ----------------------         -------------           --------------------          -------------
Mr. Robert W. Kloss*..............  Director          Director since April 22, 1998;
Age 49                                                President and Chief Executive
1050 Westlakes Drive                                  Officer ("CEO") of PMLIC since
Berwyn, Pennsylvania 19312                            November 1, 1994; 1984- 1994,
                                                      President and CEO of Covenant Life
                                                      Insurance Company
Dr. Alan Gart.....................  Director          Director since March 21, 1985;          $7,500
Age 57                                                1982- Present, President of Alan
978 Warfield Lane                                     Gart, Inc. (a consulting firm);
Huntingdon Valley,                                    1992-Present; Professor, Nova
PA 19006                                              Southeastern University; 1989-1992,
                                                      Professor, Southeastern
                                                      Massachusetts University;
                                                      1985-1989, Professor of Finance,
                                                      Lehman College of the City
                                                      University of New York
Dr. A. Gilbert Heebner............  Director          Director since May 12, 1989; 1987-      $6,000
Age 71                                                Present, Distinguished Professor of
2 Etienne, Arbordeau                                  Economics, Eastern College;
Devon, PA 19333                                       1952-1987, Executive Vice President
                                                      and Chief Economist of CoreStates
                                                      Financial Corp.

      NAME AND ADDRESSES OF                                                                  AGGREGATE
      DIRECTORS AND OFFICERS         POSITION HELD           PRINCIPAL OCCUPATION          COMPENSATION
           OF THE FUND               WITH THE FUND            DURING PAST 5 YEARS          FROM THE FUND
      ----------------------         -------------           --------------------          -------------
Mr. Leo Slack.....................  Director          Director since February 11, 1998;       $
Age 63                                                1996 Retired, 1964-1996 Vice
4700 White Tail Lane                                  President, Combustion Engineers
Sarasota, FL 34238                                    Corporation
Mr. Edward S. Stouch..............  Director          Director since December 12, 1985;       $7,500
Age 80                                                1983, Retired; 1969-1983, Vice
216 Grandview Rd.                                     President and Head of Personal
Media, PA 19063                                       Trust Investment Department, Trust
                                                      Division of Provident National Bank
Ms. Rosanne Gatta.................  President         1993-Present, Vice President and             0
                                                      Treasurer of Provident Mutual
Ms. Sarah C. Lange................  Vice President    1983-Present, Vice President                 0
                                                      Investments of Provident Mutual
Mr. James D. Kestner..............  Vice President    1994-Present, Vice President                 0
                                                      Investments of Provident Mutual;
                                                      1975-1994, Vice President,
                                                      Investments of Covenant Life
                                                      Insurance Company
James G. Potter, Jr., Esq.........  Vice President    1997-Present, Executive Vice                 0
                                                      President, General Counsel and
                                                      Secretary; 1989-1997 Chief Legal
                                                      Officer Prudential Banks
Mr. Anthony T. Giampietro.........  Treasurer         1990-Present, Assistant Treasurer            0
                                                      of Provident Mutual
Adam Scaramella, Esq..............  Secretary and     1995-Present, Counsel of Provident           0
                                      Legal Officer   Mutual; 1994-1995, Counsel of The
                                                      PMA Group; 1991-1994, New Jersey
                                                      Deputy Attorney General



* "interested person" of the Fund for 1940 Act purposes.



     As of the date of this Statement of Information, officers and directors of the Fund as a group own less than 1% of the outstanding shares of the Fund and of each Portfolio. Directors who are not officers or employees of Provident Mutual or the Adviser are paid a fee plus actual out of pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees incurred for 1997 were $21,000. Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expense for pension or retirement benefits.


                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL INFORMATION AND HISTORY


     The Fund's investment advisers are: for the International, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, and All Pro Small Cap Value Portfolios -- Providentmutual Investment Management Company ("PIMC"); and for the Growth, Money Market, Bond, Managed, Sentinel Growth and Aggressive Growth Portfolios -- Sentinel Advisors Company ("SAC"). Prior to May 1, 1997 the investment adviser for the Growth Portfolio was Newbold's Asset Management, Inc. ("NAM").



     On behalf of each Portfolio set forth below, PIMC has engaged one or more respective investment advisers to serve as sub-adviser to such Portfolio. The name of each sub-adviser to a Portfolio is set forth below opposite the relevant Portfolio.

           NAME OF PORTFOLIO                              NAME OF SUB-ADVISER
           -----------------                              -------------------
International Portfolio.................  The Boston Company Asset Management, Inc. ("TBC")
All Pro Large Cap Growth Portfolio......  Cohen, Klingenstein & Marks, Inc. ("CKM")
                                          Geewax, Terker & Co. ("Geewax")
                                          Oak Associates, Ltd. ("Oak")
All Pro Small Cap Growth Portfolio......  Standish, Ayer and Wood ("SAW")
                                          Husic Capital Management ("Husic")
All Pro Large Cap Value Portfolio.......  Equinox Capital Management, Inc. ("Equinox")
                                          Harris Associates, Inc. ("Harris")
                                          Mellon Equity Associates ("Mellon Equity")
All Pro Small Cap Value Portfolio.......  1838 Investment Advisors ("1838")
                                          Denver Investment Advisors ("DIA")



     Together, PIMC, SAC, TBC and the investment sub-advisers for the All Pro Portfolios are the "Advisers."



     PIMC has retained Wilshire Associates Incorporated as an investment management consultant to assist it in identifying and evaluating the performance of potential sub-advisers for each of the All Pro Portfolios.


     On January 29, 1993, Provident Mutual and PLACA approved the Fund's investment advisory agreements for the Bond, Managed, Aggressive Growth and International Portfolios. On March 18, 1996 NLIC approved the Fund's investment advisory agreement for the Sentinel Growth Portfolio. On April 25, 1996 Provident Mutual and PLACA approved the Fund's investment advisory agreement for the Money Market Portfolio. On April 24, 1997 Provident Mutual and PLACA approved the Fund's investment advisory agreement for the Growth Portfolio. Provident Mutual and/or PLACA voted their Fund shares for or against such approvals, or withheld their votes, in the same proportion as Policyowners having an interest in the respective Portfolios, voted for, against or withheld their votes with respect to the Agreement for that Portfolio.


     PIMC and SAC provide investment advice to the Fund, pursuant to the Fund's investment advisory agreements. Subject at all times to the supervision and approval of the Fund's Board of Directors, the Advisers render investment advisory services with respect to the Fund's Portfolios in a manner consistent with their stated investment policies, objectives and restrictions. In connection therewith, the Advisers advise the Fund as to what investments should be purchased and sold and place orders for all such purchases and sales on behalf of the Fund.


     PIMC is a registered investment adviser and is also an indirect wholly-owned subsidiary of Provident Mutual. Its address is 1050 Westlakes Drive, Berwyn, Pennsylvania 19312. SAC is a registered investment adviser and is a Vermont general partnership owned and controlled by Sigma American Corporation, an indirect wholly-owned subsidiary of Provident Mutual and by National Life Investment Management Company, Inc. ("NLIMC") a wholly-owned subsidiary of NLIC. Its address is National Life Drive, Montpelier, Vermont.

ADVISORY AGREEMENTS

     The investment advisory agreement between the Fund and SAC became effective on March 1, 1993. The agreement was approved by the Fund's Board of Directors, including a majority of the "non-interested" directors, on October 26, 1992, and by shareholders of the Bond, Managed and Aggressive Growth Portfolios on January 29, 1993.


     The investment advisory agreement between the Fund and PIMC with respect to the International Portfolio was originally approved by the Board of Directors of the Fund, including a majority of the "non-interested" directors on July 31, 1991. On October 26, 1992, the Fund's Board of Directors, including a majority of the "non-interested" directors, approved continuation of the agreement. The agreement was approved by shareholders of the International Portfolio on January 29, 1993.


     On February 26, 1996, the Fund's Board of Directors, including a majority of the "non-interested" directors approved an amendment to the investment advisory agreement between the Fund and SAC to include SAC providing investment advisory services to the Money Market and Sentinel Growth Portfolios, and unanimously voted to approve continuation of all the investment advisory agreements with SAC and PIMC.

     On February 27, 1997 the Fund's Board of Directors, including a majority of the "non-interested" directors approved the investment advisory agreement between the Fund and SAC respecting SAC providing advisory services for the Growth Portfolio, which was effective May 1, 1997.


     On April 29, 1998, the Fund's Board of Directors, including a majority of the "non-interested" directors approved the investment advisory agreement between the Fund and PIMC respecting PIMC providing investment advisory services for the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and All Pro Small Cap Value Portfolios, which was effective May 1, 1998.



     Each of the agreements terminates automatically in the event of its assignment or, with respect to any Portfolio, upon 60 days' notice given by the Fund's Board of Directors, by the Adviser or by majority vote (as defined in the Investment Company Act and the rules thereunder) of the Portfolio's shares. Otherwise, the investment advisory agreements will continue in force with respect to any Portfolio so long as their continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board of Directors, and by (i) a majority vote (as defined in the Investment Company Act of 1940 and the rules thereunder) of the Portfolio's shareholders or (ii) the Fund's Board of Directors.


     The Advisers manage the investment operations of the Fund and the composition of each Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained therein, in accordance with each Portfolio's investment objectives and policies as stated in the Fund's Articles of Incorporation, By-Laws, Prospectus and Statement of Additional Information as from time to time in effect. In connection therewith, the Advisers provide investment research and supervision of the Fund's investments and conduct a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Fund's assets. The Advisers furnish to the Fund such statistical information, with respect to the investments which the Fund may hold or contemplate purchasing, as the Fund may reasonably request. On the Advisers' own initiatives, the Advisers apprise the Fund of important developments materially affecting each Portfolio and furnish the Fund from time to time such information as the Advisers may believe appropriate for this purpose. The Advisers also implement all purchases and sales of investments for each Portfolio in a manner consistent with such policies.

     Money Market Portfolio. The investment advisory fee paid to SAC with respect to the Money Market Portfolio is 0.25% of the average daily net assets of the Portfolio.

     Growth Portfolio. The investment advisory fee paid to SAC with respect to the Growth Portfolio is 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $40 million.

     Bond Portfolio. The investment advisory fee paid to SAC with respect to the Bond Portfolio is 0.35% of the first $100 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $100 million.

     Managed Portfolio. The investment advisory fee paid to SAC with respect to the Managed Portfolio is 0.40% of the first $100 million of the average daily net assets of the Portfolio and 0.35% of the average daily net assets in excess of $100 million.

     Aggressive Growth Portfolio. The investment advisory fee paid to SAC with respect to the Aggressive Growth Portfolio is 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $40 million.

     International Portfolio. The investment advisory fee paid to PIMC with respect to the International Portfolio is 0.75% of the first $500 million of the average daily net assets of the Portfolio and 0.60% of the average daily net assets in excess of $500 million (See "Investment Sub-Advisory Agreement for International Portfolio", Page 12).

     Sentinel Growth Portfolio. The investment advisory fee paid to SAC with respect to the Sentinel Growth Portfolio is 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $40 million.


     All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth & All Pro Small Cap Value Portfolios. As an investment advisory fee, PIMC receives .70% of the daily net assets of the All Pro Large Cap Growth and All Pro Large Cap Value Portfolios, and .90% of the daily net assets of the All Pro Small Cap Growth and All Pro Small Cap Value Portfolios.



     The investment advisory fee incurred for NAM during 1997 with respect to the Growth Portfolio was $223,312. The investment advisory fee incurred for PIMC during 1997 with respect to the International Portfolio was $440,914. The total investment advisory fee incurred for SAC during 1997 was $1,121,203, allocated $67,663, $199,166, $185,551, $151,852 and $516,971 for the Bond, Managed,
Aggressive Growth, Money Market and Growth Portfolios, respectively.


     The investment advisory fee incurred for NAM during 1996 with respect to the Growth Portfolio was $592,350. The total investment advisory fee incurred for PIMC during 1996 was $357,635, allocated $31,471 and $326,164 to the Money Market and International Portfolios, respectively. The total investment advisory fee incurred for SAC during 1996 was $427,558, allocated $53,767, $157,156, $134,923 and $81,712 for the Bond, Managed, Aggressive Growth and Money Market Portfolios, respectively.

     The investment advisory fee incurred for NAM during 1995 with respect to the Growth Portfolio was $477,525. The total investment advisory fee incurred for PIMC during 1995 was $305,977, allocated $67,727 and $238,250 to the Money Market and International Portfolios, respectively. The total investment advisory fee incurred for SAC during 1995 was $268,637, allocated $42,737, $130,149 and $95,751 for the Bond, Managed and Aggressive Growth Portfolios, respectively.


     Expenses that are borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholding servicing costs, expenses of registering the shares under Federal and state securities laws, interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses which are allocated on the basis of size of the respective Portfolios include directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, Securities and Exchange Commission fees, accounting costs, pricing costs (including the daily calculation of net asset value), and other expenses properly payable by the Fund and allocable on the basis of size of the respective Portfolios. Depending upon the nature of a lawsuit, litigation costs may be directly applicable to the Portfolios or allocated on the basis of the size of the respective Portfolios. Effective November 1, 1991 Provident Mutual agreed to reimburse the Fund for such expenses in excess of 0.40% of the average daily net asset value of each of the Money Market, Growth, Bond, Managed and Aggressive Growth Portfolios and 0.75% for the International Portfolio. Effective March 18, 1996, NLIC agreed to reimburse the Fund for such expenses in excess of 0.40% of the average daily net asset value of the Sentinel Growth Portfolio. Provident Mutual has agreed to reimburse the Fund for such expenses in excess of 0.40% of the average daily net asset value of each of the All Pro Portfolios. During 1992, Provident Mutual reimbursed the Fund for $81,997 of expenses, allocated $16,455 to the Growth Portfolio; $5,588 to the Money Market Portfolio; $3,173 to the Bond Portfolio; $4,924 to the Managed Portfolio; $5,151 to the Aggressive Growth Portfolio; and $46,706 to the International Portfolio. Expenses reimbursed by Provident Mutual for 1991 were $175,500 and for 1990 $150,569. There was no reimbursement in 1995, 1994 or 1993. In 1996 and 1997 there were no reimbursements for the Growth, Money Market, Bond, Managed, Aggressive Growth and International Portfolios. For the Sentinel Growth Portfolio, the reimbursements made in 1996 and 1997 were $25,050 and $30,617, respectively.


     Certain administrative services are provided for the Fund by PFPC, Inc. ("PFPC") pursuant to an Administration Agreement, including maintenance of the Portfolios' books and records, preparation of governmental filings, statements and returns and stockholder reports, and computation of net asset value and daily dividends. PFPC is a wholly owned subsidiary of PNC Bank.

INVESTMENT SUB-ADVISORY AGREEMENTS



     As stated in the Prospectus, PIMC has entered into an Investment Sub-Advisory Agreement with TBC, under which PIMC receives recommendations, research and other investment services upon which it may base its investment recommendation to the Fund. For its services to PIMC, TBC received compensation from PIMC equal to the great of: (i) a monthly fee at an effective annual rate of 0.375% of the first $500 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $500 million; or (ii) $20,000 per year.


     The Investment Sub-Advisory Agreement was approved by a majority of the Fund's Board of Directors, including a majority of its "non-interested" directors, on July 14, 1994 and became effective on July 18, 1994. On February 27, 1997, the Fund's Board of Directors, including a majority of its "non-interested" directors, unanimously voted to approve continuation of the Investment Sub-Advisory Agreement with TBC. On November 15, 1994 the Investment Sub-Advisory Agreement was approved by shareholders of the International Portfolio. The Investment Sub-Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board of Directors and by
(i) a majority vote of the Portfolio's shareholders or (ii) the Fund's Board of Directors. The Investment Sub-Advisory Agreement may be terminated without penalty on 60 days' prior written notice by the Fund's Board of Directors, by the Adviser or by TBC, as the case may be, and is terminated automatically in the event of its assignment.


     For 1997 PIMC incurred $220,457 for investment advisory services rendered by TBC in connection with the International Portfolio.



     PIMC has retained Wilshire Associates Incorporated ("Wilshire") as an investment management consultant to assist it in identifying and evaluating the performance of potential sub-advisers for each of the All Pro Portfolios. Wilshire does not participate in the selection of portfolio securities for any Portfolio or in any way participate in the day-to-day management of the All Pro Portfolios or the Fund. Wilshire assists PIMC in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential sub-advisers. Wilshire also assists PIMC in performing similar ongoing quantitative analysis of the performance of each All Pro Portfolio's sub-advisers and in determining whether changes in a sub-adviser would be desirable for a Portfolio. As compensation for such services, PIMC pays Wilshire a sub-advisory fee equal to .05% of the average daily net assets of the All Pro Portfolios.



     On behalf of the All Pro Portfolios, and after consultation with Wilshire, PIMC has selected, and has entered into Investment Sub-Advisory Agreements with, the sub-advisers listed above under "Investment Advisory and Other Services." The table below indicates the rate of compensation to be paid by PIMC to each sub-adviser pursuant to the relevant Investment Sub-Advisory Agreement.



                                                                    RATE OF COMPENSATION
          NAME OF PORTFOLIO             SUB-ADVISER     (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
          -----------------             -----------     ---------------------------------------------
All Pro Large Cap Growth Portfolio...  CKM              .35%
                                       Geewax           .30%
                                       Oak              .35%
All Pro Small Cap Growth Portfolio...  SAW              .50%
                                       Husic            .50%
All Pro Large Cap Value Portfolio....  Equinox          .30% of the first $50 million in assets
                                                        .25% of assets above $50 million
                                       Harris           .65% of the first $50 million in assets
                                                        .60% of the next $50 million in assets
                                                        .55% of assets above $100 million
                                       Mellon Equity    .30%
All Pro Small Cap Value Portfolio....  1838             .55%
                                       DIA              .75% of the first $25 million in assets
                                                        .65% of assets above $25 million

     Each Investment Sub-Advisory Agreement entered into on behalf of an All-Pro Portfolio was approved by a majority of the Fund's Board of Directors, including a majority of its "non-interested" directors, at a meeting of the Board that took place on April 29, 1998. Each Agreement became effective on May 1, 1998. The initial term of each such Investment Sub-Advisory Agreement is two years, and it will continue in effect from year to year thereafter as long as such continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board of Directors and by (i) a majority vote of the relevant All-Pro Portfolio's shareholders or (ii) the Fund's Board of Directors. Each Investment Sub-Advisory Agreement may be terminated without penalty on 60 days' prior written notice by the Fund's Board of Directors, by the Adviser, or by the relevant sub-adviser, as the case may be, and is terminated automatically in the event of its assignment.



INFORMATION ABOUT ADVISERS


     The principal officers of PIMC are:


                           POSITION WITH             POSITION WITH
        NAME                   PIMC                    THE FUND
        ----               -------------             -------------
Sarah Lange           President                none
James Benson          Financial Officer        none
Scott V. Carney       Vice President           none
Rosanne Gatta         Vice President           President
Daniel Hayes          Vice President           none
Timothy Henry         Vice President           none
James Kestner         Vice President           none
David Merkel          Vice President           none
Dean Miller           Vice President           none
William Rapp          Vice President           none
Richard J. Simon      Vice President           none
Steven Schweitzer     Vice President           none
Dina M. Welch         Vice President           None
Anthony T.
  Gianpietro          Treasurer                Treasurer and Comptroller
William P. Loesche    Legal                    Assistant Secretary
                      Officer--Secretary
Eugene M. Twardowski  Assistant Secretary      None


     The principal officers of SAC are:

                        POSITION WITH       POSITION WITH
      NAME                   SAC               THE FUND
      ----              -------------       -------------
Rodney A. Buck     Chief Executive Officer     None
Robert L. Lee,
  Jr.              Senior Vice President       None
Richard A. Pender  Senior Vice President       None
David M. Brownlee  Senior Vice President       None
D. Russell Morgan  Counsel                     None
Dean R. Howe       Treasurer                   None

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Advisers other than Wilshire to the Fund place all portfolio orders on behalf of each Portfolio and attempt, in all cases, to obtain the most favorable prices and executions.


     Equity securities are customarily traded on the stock exchange, but may also be traded over-the-counter. Bonds and debentures are customarily traded over-the-counter but may be traded on the bond exchange. Money market instruments are traded primarily in the over-the-counter market. Purchases and sales on the stock exchanges are effected by brokers and normally involve the payment of brokerage commissions. Over-the-counter securities are purchased directly from the issuer or dealers who are usually acting as principals for their own accounts. These securities are generally traded on a net basis and do not involve either brokerage commissions or transfer taxes. Consequently, the cost of executing such transactions consists primarily of mark-ups on the value of the securities or dealer spreads and underwriting commissions.


     The Advisers to the Fund determine the brokers to be used for purchases and sales of each Portfolio's securities. There are no arrangements whatsoever, written or oral, relating to the allocation to specific brokers of orders for portfolio transactions. Consideration is given to those firms providing statistical and research services to the investment advisers, but it is generally not the policy of any Portfolio, other than the All Pro Portfolios, to pay higher brokerage commissions to a firm solely because it has provided such services. The sub-advisers to the All Pro Portfolios are authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions but also other relevant factors which may include, without limitation, the execution capabilities of such brokers and dealers, research, custody and other services provided by such brokers and dealers which the sub-adviser believes will enhance its general portfolio management capabilities, the size of the transaction, the difficulty of execution, the operational facilities of such brokers and dealers, the risk to such a broker or dealer of positioning a block of securities, and the overall quality of brokerage and research services provided by such brokers and dealers. In connection with the foregoing, a sub-adviser to an All Pro Portfolio is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it, a higher commission than that charged by other brokers and dealers if the sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of the sub-adviser's overall responsibilities with respect to the relevant Portfolio segment and to any other client accounts or portfolios which the sub-adviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by a sub-advisory agreement or otherwise. Statistical and research services furnished by brokers typically include: analysts' reports on companies and industries, market forecasts, economic analyses and the like. Such services may tend to reduce the expenses of the Adviser and this has been considered in setting the advisory fees paid by the Fund.



     During the period from January 1, 1997 to December 31, 1997, the Fund paid aggregate brokerage fees of $813,965, of which $585,281 was paid by the Growth Portfolio, $22,837 was paid by the Managed Portfolio, $54,894 was paid by the Aggressive Growth Portfolio, $19,172 was paid by the Sentinel Growth Portfolio, and $131,781 was paid by the International Portfolio.



     During the period from January 1, 1996 to December 31, 1996 the Fund paid aggregate brokerage fees of $568,287, of which $383,187 was paid by the Growth Portfolio, $12,001 was paid by the Managed Portfolio, $44,424 was paid by the Aggressive Growth Portfolio, $12,441 was paid by the Sentinel Growth Portfolio and $116,234 was paid by the International Portfolio. During the period from January 1, 1995 to December 31, 1995, the Fund paid aggregate brokerage fees of $398,248.95 of which $251,728.40 was paid by the Growth Portfolio, $15,503.30 was paid by the Managed Portfolio, $29,763.20 was paid by the Aggressive Growth Portfolio and $101,254.05 was paid by the International Portfolio.


                        DETERMINATION OF NET ASSET VALUE

     As stated in the Prospectus, the Fund will offer and sell its shares at each Portfolio's per share net asset value. The net asset value of the shares of each Portfolio of the Fund is determined as of the close of the New York Stock Exchange on each day when the New York Stock Exchange is open for business for the day prior to the day on which a transaction is to be effected.

     The New York Stock Exchange currently is open each day, Monday through Friday, except the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.


     The Fund's Board of Directors has specifically approved the use of a pricing service for debt securities with maturities generally exceeding one year. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution size, trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     Equity investments (including common stocks, preferred stocks, convertible securities, and warrants) and call options written on all portfolio investments listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when such assets are valued. For days having no exchange sales and for unlisted securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. If no National Market System sales occur on that day, equity securities are valued at the last reported "bid" price and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported "asked" price. Debt securities with maturities exceeding one year are valued on the basis of valuations furnished by a pricing service when such prices are believed to reflect such securities' fair value.

     The value of a foreign security held by the International Portfolio is determined based upon its sale price on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open. Consequently, the net asset value calculation for the Portfolio may not occur contemporaneously with the determination of the most current market prices of the securities included in such calculation. In addition, the value of the net assets held by the Portfolio may be significantly affected on days when shares are not available for purchase or redemption.

     Any assets that are denominated in a foreign currency are converted into U.S. dollar equivalents at the prevailing market rates as quoted by generally recognized reliable sources.

     Money market instruments with a remaining maturity of 60 days or less held by any Portfolio, and all instruments held by the Money Market Portfolio (including master demand notes) will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. During period of declining interest rates, the daily yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost resulted in a lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

     Use of the amortized cost valuation method by the Money Market Portfolio requires that Portfolio to maintain a dollar-weighted average maturity of 90 days or less and to only purchase obligations having remaining maturities of 13 months or less. In addition, the Portfolio can invest only in obligations determined by the Directors to present minimal credit risks. When an eligible security (described in the Prospectus) goes into default or has its rating downgraded thereby causing it to no longer be an eligible security, the Directors must promptly reassess whether such security presents a minimal credit risk and whether continuing to hold the security is in the Portfolio's best interest. In addition, as to certain types of investments, the Portfolio may only invest in obligations meeting the quality requirements spelled out in the Prospectus. Furthermore, investments in the securities of any one issuer may not exceed 5% of the Portfolio's total assets at the time of such purchase, nor may investments in "second-tier securities" (eligible securities which are not rated in the highest short term rating category by at least two nationally recognized statistical rating organizations (NRSRO) or one NRSRO if it is the only NRSRO rating that security or comparable unrated securities), exceed 5% of the Portfolio's total assets nor may investments in any one issuer exceed the greater of 1% of the Portfolio's total assets or $1 million. The Directors have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of that Portfolio's investment holdings by the Directors, at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to new or existing investors, the Directors will take such corrective action as they regard as necessary and appropriate, including: the sale of Portfolio instruments prior to maturity; the withholding of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind or the establishment of a net asset value per share based upon available market quotations.


     The methods used to value other assets of each Portfolio are described more fully in the Prospectus.

                              REDEMPTION OF SHARES

     The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which (a) trading on the New York Stock Exchange is restricted or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                                     TAXES


     Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio intends to elect and to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio is required to distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions). To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are ancillary to the Fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its investing in such stock, securities or currencies. Moreover, at the close of each quarter of each Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding securities of the issuer. In addition, at the close of each quarter of each Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer. If each Portfolio qualifies as a "regulated investment company" and complies with the relevant provisions of the Code, each Portfolio will be relieved of federal income tax on the part of its net ordinary income and realized net capital gain which it distributes to the separate accounts.


     Each Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For these purposes, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions are all considered the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectuses for the policies or the contracts.


     A Portfolio will not be subject to the 4% Federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year because the tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

     Foreign Taxes. Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the International Portfolio) to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. The International Portfolio will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While policyowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the International Portfolio.

     The discussion of "Dividends, Distributions and Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Services. For further information, consult the prospectuses and/or statements of additional information for the respective policies and contracts, as well as your own tax adviser.

                                 CAPITAL STOCK


     The Fund was incorporated in Maryland on March 21, 1985. The authorized capital stock of the Fund consists of two hundred million shares of common stock $.01 par value. The shares of common stock are divided into eleven classes--Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio and All Pro Small Cap Value Portfolio common stock. The Money Market Portfolio currently consists of 150 million shares and the Growth Portfolio consists of 50 million shares; each of the remaining classes currently consists of five million shares. The Fund may establish additional portfolios and may allocate its shares either to such new classes or to any of the eleven existing classes.


     The balance of the shares may be issued to the existing Portfolios or to new Portfolios having the number of shares and descriptions, powers, and rights, and the qualifications, limitations, and restrictions as the Board of Directors may determine. The Board of Directors also may change the designation of any Portfolio and may increase or decrease the numbers of shares of any Portfolio, but may not decrease the number of shares of any Portfolio below the number of shares then outstanding.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in the net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

VOTING RIGHTS


     The Fund does not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever one or more of the following is required to be acted on by shareholders pursuant to the Investment Company Act of 1940: (1) election of directors; (2) approval of an investment advisory agreement; (3) ratification of selection of independent auditors; or (4) approval of an underwriting agreement.


     All shares of common stock have equal voting rights (regardless of the net value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any directors.

     Matters in which the interests of all the Portfolios are substantially identical (such as the election of Directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of an Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

     Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolios; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

     The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lessor of: (1) 67% of the shares of a Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Portfolio (or the Fund).

                                 CODE OF ETHICS


     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 (the "Code of Ethics"). The Code of Ethics covers the conduct (including the personal securities transactions) of each officer and director of the Fund, as well as of any employees of the Fund who participate in the selection of the Fund's portfolio securities or who have access to information regarding the Fund's pending purchases and sales of portfolio securities (collectively referred to as "Advisory Persons"). The Code of Ethics also covers the general conduct and personal securities transactions of (but does not impose securities transaction reporting requirements on) any officer, director, and employee of either NAM, PIMC, SAC, TBC, the sub-advisers of the All Pro Portfolios or 1717 Capital Management Company ("1717"), the principal underwriter of the Fund, who participates in the selection of the Fund's portfolio securities or who has access to information regarding the Fund's pending purchases and sales of portfolio securities (also "Advisory Persons").



     In general, the Code of Ethics restricts purchases or sales of securities being purchased or sold or being considered for purchase or sale by the Fund by any of the directors, officers, or employees of any of the Fund, the Advisers, or 1717. Advisory Persons are also prohibited from purchasing securities in an initial public offering and are also restricted in their purchases of private offerings of securities. The Code of Ethics also describes certain "blackout periods" during which: (1) no Advisory Person or no director, officer, or employee of the Fund may acquire ownership of a security on a day during which the Fund has a pending order to purchase or sell that same security; and (2) no person responsible for day-to-day portfolio management of any Portfolio shall purchase or sell any security within seven days before or after the Fund trades in such security.

Certain specified transactions are exempt from the provisions of the Code of Ethics. Each of the sub-advisers for the All Pro Portfolios has adopted a similar code of ethics under Rule 17j-1, which codes impose substantially identical restrictions on Advisory Persons of the Fund.


                                 OTHER SERVICES

CUSTODIAN FOR INTERNATIONAL PORTFOLIO

     The custodian for all foreign securities and assets of the International Portfolio is Citibank, N.A. Securities purchased for the Portfolio outside of the U.S. are maintained in the custody of foreign banks and trust companies which are members of Citibank's Global Custody Network and foreign depositories (foreign sub-custodians). Citibank and each of the foreign custodial institutions holding securities of the Portfolio has been approved by the Board in accordance with regulations under the 1940 Act.


     The Board reviews, at least annually, whether it is in the best interest of the Portfolio and its shareholders to maintain Portfolio assets in each custodial institution. However, with respect to foreign sub-custodians, there can be no assurance that the Portfolio and the value of its shares will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to the Portfolio's foreign sub-custodian arrangements. Accordingly, an investor should recognize that the noninvestment risks involved in holding assets abroad may be greater than those associated with investing in the U.S.


INDEPENDENT ACCOUNTANTS

     The firm of Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, PA 19103, has been selected to serve as the Fund's independent accountants.


     The financial statements of the Growth, Money Market, Bond, Managed, Aggressive Growth, Sentinel Growth and International Portfolios in this Statement of Additional Information and the financial highlights included in the Prospectus have been audited by Coopers & Lybrand L.L.P., Independent Accountants, and have been included in reliance upon the report of such firm given on their authority as experts in accounting and auditing.


LEGAL MATTERS

     Adam Scaramella, Esquire, has provided advice on the legal validity of the shares described in the Prospectus. Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters pertaining to federal securities laws applicable to the Fund.

UNDERWRITERS


     1717 Capital Management Company ("1717") serves, without compensation from the Fund, as the principal underwriter of the Fund, pursuant to an agreement with the Fund. Under the terms of the agreement, 1717 is not obligated to sell any specific number of shares. 1717 has authority, pursuant to the agreement to enter into similar contracts with other insurance companies and with other entities registered as broker-dealers under the Securities Exchange Act of 1934.


ADDITIONAL INFORMATION

     This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                              FINANCIAL STATEMENTS


                                                              PAGE
                                                              ----
Report of Independent Accountants...........................   F-2
Statement of Net Assets as of December 31, 1997.............   F-3
Statements of Operations for the Year Ended December 31,
  1997......................................................  F-30
Statements of Changes in Net Assets for the Year Ended
  December 31, 1997.........................................  F-31
Statements of Changes in Net Assets for the Year Ended
  December 31, 1997.........................................  F-32
Financial Highlights........................................  F-33
Notes to Financial Statements, December 31, 1997............  F-40

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Market Street Fund, Inc.:

We have audited the accompanying statements of net assets of Market Street Fund, Inc., (comprising, respectively, the Growth, Money Market, Bond, Managed, Aggressive Growth, International, Common Stock and Sentinel Growth Portfolios) as of December 31, 1997, and the related statements of operations for the year or period then ended and for the period ended December 12, 1997 for the Common Stock Portfolio, the statements of changes in net assets for each of the two years or periods then ended and the two periods in the period ended December 12, 1997 for the Common Stock Portfolio and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Market Street Fund, Inc. as of December 31, 1997, the results of their operations for the year or period then ended and for the period ended December 12, 1997 for the Common Stock Portfolio, the changes in their net assets for each of the two years or periods then ended and the two periods in the period ended December 12, 1997 for the Common Stock Portfolio and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 10, 1998

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1997

--------------------------------------------------------------------------------

                                                                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 95.0%
Aerospace -- 2.3%
  Goodrich (B.F.) Co........................................     118,500     $  4,910,344
  Boeing Co.................................................      25,392        1,242,621
                                                                             ------------
                                                                                6,152,965
                                                                             ------------
Automobiles -- 2.0%
  Ford Motor Co.............................................     111,000        5,404,312
                                                                             ------------
Banks -- 9.0%
  Bank of New York Co., Inc.................................      81,400        4,705,937
  BankAmerica Corp..........................................      59,000        4,307,000
  Chase Manhattan Corp......................................      42,000        4,599,000
  Citicorp..................................................      28,300        3,578,181
  First Union Corp..........................................      89,500        4,586,875
  Morgan (J.P.) & Co., Inc..................................      20,000        2,257,500
                                                                             ------------
                                                                               24,034,493
                                                                             ------------
Building Materials -- 1.7%
  Sherwin Williams Co.......................................     165,000        4,578,750
                                                                             ------------
Business & Consumer Services -- 2.3%
  Omnicom Group, Inc........................................     145,600        6,169,800
                                                                             ------------
Computers Products  -- 2.0%
  Hewlett Packard Co........................................      85,000        5,312,500
                                                                             ------------
Consumer Products -- 5.1%
  Fortune Brands, Inc.......................................     154,000        5,707,625
  Kimberly-Clark Corp.......................................     105,500        5,202,469
  Rubbermaid, Inc...........................................     105,300        2,632,500
                                                                             ------------
                                                                               13,542,594
                                                                             ------------
Containers  -- 0.6%
  *Bemis Co., Inc...........................................      38,900        1,714,031
                                                                             ------------
Drug -- 3.9%
  American Home Products Corp...............................      68,700        5,255,550
  Pfizer, Inc...............................................      68,600        5,114,987
                                                                             ------------
                                                                               10,370,537
                                                                             ------------
Electrical Equipment -- 3.2%
  Emerson Electric Co.......................................      78,400        4,424,700
  General Electric Co.......................................      56,000        4,109,000
                                                                             ------------
                                                                                8,533,700
                                                                             ------------
Electronic Instruments -- 1.7%
  Avnet, Inc................................................      67,000        4,422,000
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

                                                                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Energy -- 7.8%
  Amoco Corp................................................      38,000     $  3,234,750
  Chevron Corp..............................................      37,000        2,849,000
  Exxon Corp................................................      78,000        4,772,625
  Mobil Corp................................................      73,700        5,320,219
  Royal Dutch Petroleum Co..................................      87,400        4,735,987
                                                                             ------------
                                                                               20,912,581
                                                                             ------------
Finance -- 4.5%
  American Express Co.......................................      66,300        5,917,275
  Travelers Group, Inc......................................     111,750        6,020,531
                                                                             ------------
                                                                               11,937,806
                                                                             ------------
Foods -- 4.8%
  CPC International, Inc....................................      50,700        5,475,600
  *McCormick & Co. Inc......................................      25,800          722,400
  Sara Lee Corp.............................................     115,500        6,504,094
                                                                             ------------
                                                                               12,702,094
                                                                             ------------
Lodging -- 1.1%
  Marriott International, Inc...............................      44,300        3,067,775
                                                                             ------------
Industrial Diversified -- 7.6%
  Crown Cork & Seal Co., Inc................................     103,400        5,182,925
  Parker-Hannifin Corp......................................     142,800        6,550,950
  Rockwell International Corp...............................      63,400        3,312,650
  Praxair, Inc..............................................     117,000        5,265,000
                                                                             ------------
                                                                               20,311,525
                                                                             ------------
Insurance -- 7.0%
  Allstate Corp.............................................      63,300        5,752,387
  American General Corp.....................................      92,500        5,000,781
  American International Group, Inc.........................      47,300        5,143,875
  Jefferson-Pilot Corp......................................      37,000        2,881,375
                                                                             ------------
                                                                               18,778,418
                                                                             ------------
Machinery & Instrumentation -- 1.8%
  Deere & Co................................................      85,000        4,956,562
                                                                             ------------
Medical Equipment & Supplies -- 1.9%
  Johnson & Johnson.........................................      76,000        5,006,500
                                                                             ------------
Oil Field Equipment & Services -- 3.3%
  Halliburton Co............................................      88,500        4,596,469
  Schlumberger Ltd..........................................      52,700        4,242,350
                                                                             ------------
                                                                                8,838,819
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

                                                                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Publishing -- 3.1%
  Gannett, Inc..............................................      78,000     $  4,821,375
  McGraw-Hill, Inc..........................................      47,500        3,515,000
                                                                             ------------
                                                                                8,336,375
                                                                             ------------
Railroads -- 3.3%
  Canadian Pacific, Ltd.....................................     169,000        4,605,250
  Union Pacific Corp........................................      69,400        4,333,163
                                                                             ------------
                                                                                8,938,413
                                                                             ------------
Retail -- 3.0%
  May Department Stores Co..................................      58,000        3,055,875
  Sears, Roebuck & Co.......................................     110,000        4,977,500
                                                                             ------------
                                                                                8,033,375
                                                                             ------------
Tobacco -- 1.0%
  Philip Morris Cos., Inc...................................      57,500        2,605,469
                                                                             ------------
Utilities-Electric -- 7.1%
  Duke Power Co.............................................     105,300        5,830,988
  Florida Progress Crop.....................................      99,000        3,885,750
  FPL Group, Inc............................................      66,500        3,935,969
  Pacificorp................................................     193,000        5,271,313
                                                                             ------------
                                                                               18,924,020
                                                                             ------------
Utilities-Gas -- 2.2%
  Enron Corp................................................      79,000        3,283,438
  Sonat, Inc. ..............................................      58,100        2,658,075
                                                                             ------------
                                                                                5,941,513
                                                                             ------------
Utilities-Telephone -- 1.7%
  GTE Corp..................................................      85,500        4,467,375
                                                                             ------------
    TOTAL COMMON STOCK (COST $216,071,652)..................                  253,994,302
                                                                             ------------
PREFERRED STOCK -- 0.7%
  Microsoft Corp., Preferred Series A Convertible, 2.75%....      22,000        1,977,250
                                                                             ------------
    TOTAL PREFERRED STOCK (COST $1,874,124).................                    1,977,250
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1997 -- Concluded

--------------------------------------------------------------------------------

                                                                             PRINCIPAL
                                                                             AMOUNT OR
                                                                               NUMBER
                                                                 MATURITY    OF SHARES        VALUE
-------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.4%
  Merrill Lynch & Co., Inc., 5.90%..........................      01/05/98   $1,700,000    $  1,698,886
  Merrill Lynch & Co., Inc., 6.00%..........................      01/08/98    4,000,000       3,995,333
  Associates Corp. of North America, 5.95%..................      01/13/98    1,000,000         998,017
  Pitney Bowes Credit Corp., 5.845%.........................      01/20/98    5,000,000       4,984,576
                                                                                           ------------
    TOTAL COMMERCIAL PAPER (COST $11,676,812)...............                                 11,676,812
                                                                                           ------------
SHORT-TERM INVESTMENTS -- 0.3%
  Temporary Investment Fund, Inc.  -- TempCash..............                    883,397         883,397
                                                                                           ------------
    TOTAL SHORT-TERM INVESTMENTS (COST $883,397)............                                    883,397
                                                                                           ------------
    TOTAL INVESTMENTS -- 100.4% (COST $230,505,985).........                                268,531,761
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4)%.............                                 (1,142,430)
                                                                                           ------------
NET ASSETS -- 100.0%
  (Equivalent to $19.46 per share based on 13,741,784 shares
    of capital stock outstanding)...........................                               $267,389,331
                                                                                           ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($267,389,331/13,741,784 shares outstanding)..............                               $      19.46
                                                                                           ============

* Non-income producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Money Market Portfolio

Statement of Net Assets, December 31, 1997

--------------------------------------------------------------------------------

                                                                             PRINCIPAL
                                                                 MATURITY      AMOUNT         VALUE
------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 2.3%
  CoreStates Bank, N.A. 5.72%...............................      01/26/98   $1,500,000    $ 1,500,000
                                                                                           -----------
    TOTAL CERTIFICATE OF DEPOSIT (COST $1,500,000)..........                                 1,500,000
                                                                                           -----------
COMMERCIAL PAPER -- 94.9%
Agriculture Production-Livestock & Animal Special -- 3.1%
  Cargill, Inc., 5.58%......................................      01/07/98    2,000,000      1,998,140
                                                                                           -----------
Bank -- 28.9%
  BankAmerica Corp., 5.59%..................................      01/08/98    1,000,000        998,913
  BankAmerica Corp., 5.53%..................................      01/20/98    2,000,000      1,994,163
  Bank of New York, 5.80%...................................      01/16/98    1,500,000      1,496,375
  CoreStates Capital Corp., 5.67%...........................      01/05/98    1,500,000      1,499,055
  Morgan (J.P.) & Co., Inc., 5.60%..........................      01/06/98    3,400,000      3,397,356
  NationsBank Corp., 5.73%..................................      02/19/98    3,000,000      2,976,602
  National City Credit Corp., 5.75%.........................      02/05/98    3,000,000      2,983,229
  Northern Trust Co. (Chicago), 5.68%.......................      01/22/98    1,250,000      1,245,858
  Northern Trust Co. (Chicago), 5.73%.......................      02/17/98    2,000,000      1,985,038
                                                                                           -----------
                                                                                            18,576,589
                                                                                           -----------
Brokerage -- 5.3%
  Merrill Lynch & Co., Inc., 5.65%..........................      01/28/98    3,400,000      3,385,592
                                                                                           -----------
Finance -- 39.9%
  Associates Corp. of North America, 5.69%..................      02/02/98    3,000,000      2,984,827
  Commercial Credit Corp., 5.77%............................      02/06/98    2,500,000      2,485,575
  Deere (John) Capital Corp., 5.53%.........................      01/14/98    2,250,000      2,245,507
  Deere (John) Capital Corp., 5.60%.........................      01/14/98      500,000        498,989
  General Electric Capital Corp., 5.82%.....................      01/16/98    1,500,000      1,496,362
  General Electric Capital Corp., 5.72%.....................      02/09/98    1,500,000      1,490,705
  GTE Finance Corp., 6.12%..................................      01/20/98    3,300,000      3,289,341
  Norwest Corp., 5.53%......................................      01/15/98    3,300,000      3,292,903
  Pitney Bowes Credit Corp., 5.845%.........................      01/22/98    3,150,000      3,139,260
  Prudential Funding Corp., 5.55%...........................      01/09/98    2,250,000      2,247,225
  Transamerica Financial Corp., 5.71%.......................      01/27/98    2,500,000      2,489,690
                                                                                           -----------
                                                                                            25,660,384
                                                                                           -----------
Consumer Finance -- 7.7%
  Beneficial Corp., 6.06%...................................      01/12/98    2,000,000      1,996,297
  Household Finance Corp., 5.55%............................      01/23/98    3,000,000      2,989,825
                                                                                           -----------
                                                                                             4,986,122
                                                                                           -----------
Industrial -- 4.6%
  Avnet, Inc., 5.85%........................................      02/13/98    3,000,000      2,979,038
                                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Money Market Portfolio

Statement of Net Assets, December 31, 1997 -- Concluded

--------------------------------------------------------------------------------

                                                                             PRINCIPAL
                                                                             AMOUNT OR
                                                                             NUMBER OF
                                                                 MATURITY      SHARES         VALUE
------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Oil -- 2.3% Texaco, Inc., 5.82%.............................      01/08/98   $1,500,000    $ 1,498,303
                                                                                           -----------
Utility - Electric -- 3.1%
  Virginia Electric & Power, 5.77%..........................      01/16/98    2,000,000      1,995,192
                                                                                           -----------
    TOTAL COMMERCIAL PAPER (COST $59,581,057)...............                                61,079,360
                                                                                           -----------
SHORT-TERM INVESTMENTS -- 3.3%
  Temporary Investment Fund, Inc. -- TempCash...............                  2,101,346      2,101,346
                                                                                           -----------
    TOTAL SHORT-TERM INVESTMENTS (COST $2,101,346)..........                                 2,101,346
                                                                                           -----------
    TOTAL INVESTMENTS -- 100.5% (COST $64,680,706)..........                                64,680,706
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5)%.............                                  (341,795)
                                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $1.00 per share based on 64,338,969 shares
    of capital stock outstanding)...........................                               $64,338,911
                                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($64,338,911/64,338,969 shares outstanding)...............                               $      1.00
                                                                                           ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, December 31, 1997

--------------------------------------------------------------------------------

                                                                            PRINCIPAL
                                                                MATURITY      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS -- 9.6%
  U.S. Treasury Bonds, 6.00%................................     02/15/26   $1,500,000    $ 1,496,910
  U.S. Treasury Bonds, 6.375%...............................     08/15/27      700,000        738,668
                                                                                          -----------
    TOTAL U.S. TREASURY BONDS (COST $2,213,204).............                                2,235,578
                                                                                          -----------
U.S. TREASURY NOTES -- 24.2%
  U.S. Treasury Notes, 5.50%................................     12/31/00      250,000        248,502
  U.S. Treasury Notes, 7.50%................................     02/15/05    2,000,000      2,198,240
  U.S. Treasury Notes, 6.875%...............................     05/15/06    1,500,000      1,604,640
  U.S. Treasury Notes, 6.125%...............................     08/15/07      500,000        513,720
  U.S. Treasury Notes, 7.25%................................     08/15/04      500,000        540,445
  U.S. Treasury Notes, 7.00%................................     07/15/06      500,000        539,615
                                                                                          -----------
    TOTAL U.S. TREASURY NOTES (COST $5,455,883).............                                5,645,162
                                                                                          -----------
AGENCY OBLIGATIONS -- 19.3%
  Collaterized Mortgage Obligation Trust, 7.95%.............     05/01/17      380,583        391,595
  Federal Home Loan Mortgage Corp., 6.50%...................     05/01/08      466,599        467,474
  Federal Home Loan Mortgage Corp., 8.00%...................     11/01/08      421,809        435,913
  Federal Home Loan Mortgage Corp., 7.50%...................     12/01/11      469,293        481,612
  Federal Home Loan Mortgage Corp., 9.00%...................     11/01/16        3,516          3,735
  Federal Home Loan Mortgage Corp., 8.00%...................     03/01/17       32,330         33,411
  Federal National Mortgage Association, 7.00%..............     09/01/04      489,168        495,741
  Federal National Mortgage Association, 7.50%..............     12/01/06      366,263        375,305
  Federal National Mortgage Association, 7.50%..............     12/01/07      403,957        414,435
  Federal National Mortgage Association, 7.00%..............     09/01/12      968,432        982,656
  Government National Mortgage Association, 8.50%...........     02/15/02      399,654        416,640
                                                                                          -----------
    TOTAL AGENCY OBLIGATIONS (COST $4,466,230)..............                                4,498,517
                                                                                          -----------
CORPORATE BONDS -- 41.5%
Broker -- 5.8%
  Lehman Brothers Holdings, Inc., 8.50%.....................     08/01/15      500,000        578,125
  Salomon, Inc., 6.88%......................................     12/15/03      375,000        382,031
  Salomon, Inc., Senior Notes, 7.20%........................     02/01/04      375,000        389,531
                                                                                          -----------
                                                                                            1,349,687
                                                                                          -----------
Financial Institutions -- 5.0%
  First Union Corp., 6.82%..................................     08/01/06      600,000        631,500
  Provident Capital Trust I, 8.60%..........................     12/01/26      500,000        531,250
                                                                                          -----------
                                                                                            1,162,750
                                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

                                                                            PRINCIPAL
                                                                MATURITY      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Foreign Financial Institutions -- 9.0%
  Banque Nationale de Paris, 7.74%..........................     12/05/07   $1,000,000    $ 1,015,000
  BCH Cayman Islands Ltd., 7.70%............................     07/15/06      500,000        530,000
  Midland Bank Plc, 7.65%...................................     05/01/25      500,000        551,250
                                                                                          -----------
                                                                                            2,096,250
                                                                                          -----------
Industrial Diversified -- 1.8%
  Dimon, Inc. Senior Notes, 8.86%...........................     06/01/06      400,000        432,000
                                                                                          -----------
Insurance -- 3.0%
  Farmers Insurance Exchange, 8.63%.........................     05/01/24      600,000        695,250
                                                                                          -----------
Telecommunications -- 8.8%
  Comcast Cable Communications, 8.34%.......................     05/01/07      500,000        556,875
  Comsat Corp. Medium Term Note, 8.05%......................     12/13/06      500,000        562,830
  Continental Cablevision Senior Notes, 8.30%...............     05/15/06      850,000        932,875
                                                                                          -----------
                                                                                            2,052,580
                                                                                          -----------
Utilities -- 7.8%
  New Orleans Public Service, Inc., 8.00%...................     03/01/06      500,000        532,500
  Niagara Mohawk Power Corp., 8.50%.........................     07/01/23      500,000        521,875
  Western Resources, Inc., 6.88%............................     08/01/04      750,000        767,812
                                                                                          -----------
                                                                                            1,822,187
                                                                                          -----------
Utilities - Gas -- 0.3%
  Consolidated Natural Gas Co., 8.63%.......................     12/01/11       77,000         80,657
                                                                                          -----------
    TOTAL CORPORATE BONDS (COST $9,301,918).................                                9,691,361
                                                                                          -----------
COMMERCIAL PAPER -- 3.4%
  Merrill Lynch & Co., Inc., 5.85%..........................     01/30/98      800,000        796,230
                                                                                          -----------
    TOTAL COMMERCIAL PAPER (COST $796,230)..................                                  796,230
                                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, December 31, 1997 -- Concluded

--------------------------------------------------------------------------------

                                                                SHARES         VALUE
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.1%
  Temporary Investment Fund, Inc. -- TempCash...............     730,641    $   730,641
                                                                            -----------
    TOTAL SHORT TERM INVESTMENTS (COST $730,641)............                    730,641
                                                                            -----------
    TOTAL INVESTMENTS -- 101.1% (COST $22,964,106)..........                 23,597,489
                                                                            -----------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.1)%.............                   (247,119)
                                                                            -----------
NET ASSETS -- 100.0%
  (Equivalent to $10.59 per share based on 1,788,901 shares
    of capital stock outstanding)...........................                $23,350,370
                                                                            ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($23,350,370/2,126,639 shares outstanding)................                $     10.98
                                                                            ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1997

--------------------------------------------------------------------------------

                                                                  SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 58.1%
Aerospace -- 1.4%
  Boeing Co. ...............................................         3,572    $   174,805
  Goodrich (B.F.) Co. ......................................        14,500        600,844
                                                                              -----------
                                                                                  775,649
                                                                              -----------
Automobiles -- 1.3%
  Ford Motor Co. ...........................................        14,400        701,100
                                                                              -----------
Banks -- 5.1%
  Bank of New York Co., Inc. ...............................        11,000        635,937
  BankAmerica Corp. ........................................         7,200        525,600
  Chase Manhattan Corp. ....................................         3,840        420,480
  Citicorp..................................................         3,600        455,175
  First Union Corp. ........................................        11,000        563,750
  Morgan (J.P.) & Co., Inc. ................................         2,500        282,187
                                                                              -----------
                                                                                2,883,129
                                                                              -----------
Building Materials -- 0.9%
  Sherwin Williams Co. .....................................        19,000        527,250
                                                                              -----------
Business & Consumer Services -- 1.7%
  Omnicom Group, Inc. ......................................        21,800        923,775
                                                                              -----------
Computer Products -- 1.2%
  Hewlett Packard Co. ......................................        11,000        687,500
                                                                              -----------
Consumer Products -- 3.0%
  Fortune Brands, Inc. .....................................        18,500        685,656
  Kimberly-Clark Corp. .....................................        13,000        641,062
  Rubbermaid, Inc. .........................................        15,000        375,000
                                                                              -----------
                                                                                1,701,718
                                                                              -----------
Containers -- 0.4%
  *Bemis Co., Inc. .........................................         4,800        211,500
                                                                              -----------
Drugs -- 2.7%
  American Home Products Corp. .............................         9,500        726,750
  Pfizer, Inc. .............................................        10,200        760,537
                                                                              -----------
                                                                                1,487,287
                                                                              -----------
Electrical Equipment -- 3.0%
  Emerson Electric Co. .....................................        10,800        609,525
  General Electric Co. .....................................         6,900        506,287
  Grainger (W.W.), Inc. ....................................         5,800        563,687
                                                                              -----------
                                                                                1,679,499
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

                                                                  SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Energy -- 4.2%
  Amoco Corp. ..............................................         6,400    $   544,800
  Exxon Corp. ..............................................         9,500        581,281
  Mobil Corp. ..............................................         9,400        678,562
  Royal Dutch Petroleum Co. ................................        10,500        568,969
                                                                              -----------
                                                                                2,373,612
                                                                              -----------
Financial -- 2.0%
  American Express Co. .....................................         6,500        580,125
  Travelers Group, Inc. ....................................         9,750        525,281
                                                                              -----------
                                                                                1,105,406
                                                                              -----------
Foods -- 2.8%
  CPC International, Inc. ..................................         7,000        756,000
  *McCormick & Co., Inc. ...................................         3,500         98,000
  Sara Lee Corp. ...........................................        12,800        720,800
                                                                              -----------
                                                                                1,574,800
                                                                              -----------
Industrial Diversified -- 5.1%
  Crown Cork & Seal Co., Inc. ..............................        12,000        601,500
  Dover Corp. ..............................................        10,000        361,250
  Parker-Hannifin Corp. ....................................        17,500        802,812
  Praxair, Inc. ............................................        14,000        630,000
  Rockwell International Corp. .............................         9,400        491,150
                                                                              -----------
                                                                                2,886,712
                                                                              -----------
Insurance -- 3.9%
  Allstate Corp. ...........................................         6,500        590,687
  American General Corp. ...................................        10,300        556,844
  American International Group, Inc. .......................         5,550        603,562
  Equitable of Iowa.........................................         5,500        428,312
                                                                              -----------
                                                                                2,179,405
                                                                              -----------
Lodging -- 0.7%
  Marriott International, Inc. .............................         6,000        415,500
                                                                              -----------
Medical Equipment & Supplies -- 1.4%
  Johnson & Johnson.........................................        11,600        764,150
                                                                              -----------
Oil Field Equipment & Services -- 2.8%
  Chevron Corp. ............................................         5,100        392,700
  Halliburton Co. ..........................................        11,000        571,313
  Schlumberger Ltd. ........................................         7,500        603,750
                                                                              -----------
                                                                                1,567,763
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

                                                                  SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Publishing -- 2.3%
  Gannett, Inc. ............................................        10,200    $   630,488
  McGraw-Hill, Inc. ........................................         8,700        643,800
                                                                              -----------
                                                                                1,274,288
                                                                              -----------
Railroads -- 2.8%
  Canadian Pacific Ltd. ....................................        22,000        599,500
  Illinois Central Corp. ...................................        11,850        403,641
  Union Pacific Corp. Series A..............................         8,800        549,450
                                                                              -----------
                                                                                1,552,591
                                                                              -----------
Retail -- 2.0%
  May Department Stores Co. ................................         8,000        421,500
  Sears, Roebuck & Co. .....................................        15,000        678,750
                                                                              -----------
                                                                                1,100,250
                                                                              -----------
Tobacco -- 0.6%
  Philip Morris Cos., Inc. .................................         7,800        353,438
                                                                              -----------
Utilities - Electric -- 4.3%
  Duke Power Co. ...........................................        13,500        747,563
  Florida Progress Corp. ...................................        13,000        510,250
  FPL Group, Inc. ..........................................         8,700        514,931
  Pacificorp................................................        24,000        655,500
                                                                              -----------
                                                                                2,428,244
                                                                              -----------
Utilities - Gas -- 1.5%
  Enron Corp. ..............................................        11,000        457,188
  Sonat, Inc. ..............................................         8,700        398,025
                                                                              -----------
                                                                                  855,213
                                                                              -----------
Utilities - Telephone -- 1.0%
  GTE Corp. ................................................        11,000        574,750
                                                                              -----------
    TOTAL COMMON STOCK (COST $21,091,702)...................                   32,584,529
                                                                              -----------
PREFERRED STOCK -- 0.4%
  Microsoft Corp., Preferred Series A Convertible, 2.75%....         2,700        242,663
                                                                              -----------
    TOTAL PREFERRED STOCK (COST $215,888)...................                      242,663
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

                                                                           PRINCIPAL
                                                                MATURITY     AMOUNT         VALUE
----------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS -- 1.0%
  U.S. Treasury Bonds, 6.25%................................    08/15/27   $  500,000    $   527,620
                                                                                         -----------
    TOTAL U.S. TREASURY BONDS (COST $496,053)...............                                 527,620
                                                                                         -----------
U.S. TREASURY NOTES -- 4.6%
  U.S. Treasury Notes, 6.125%...............................    08/15/07      500,000        513,720
  U.S. Treasury Notes, 6.50%................................    05/31/02      500,000        514,485
  U.S. Treasury Notes, 6.50%................................    05/31/07    1,500,000      1,535,250
                                                                                         -----------
    TOTAL U.S. TREASURY NOTES (COST $2,559,847).............                               2,563,455
                                                                                         -----------
AGENCY OBLIGATIONS -- 15.7%
  Collateralized Mortgage Obligation Trust, 7.95%...........    05/01/17      380,583        391,595
  Federal Home Loan Mortgage Corp., 9.50%...................    03/01/06      209,948        220,182
  Federal Home Loan Mortgage Corp., 8.00%...................    11/01/08      421,809        435,913
  Federal Home Loan Mortgage Corp., 6.50%...................    01/01/11      785,140        786,613
  Federal Home Loan Mortgage Corp., 7.50%...................    12/01/11      469,293        481,612
  Federal National Mortgage Association, 7.00%..............    11/18/07      227,460        234,000
  Federal National Mortgage Association, 7.50%..............    12/01/07      131,073        134,841
  Federal National Mortgage Association, 7.00%..............    03/01/08      459,481        414,435
  Federal National Mortgage Association, 7.75%..............    03/01/08      459,481        466,230
  Federal National Mortgage Association, 7.75%..............    05/01/08    2,000,000      2,033,832
  Government National Mortgage Association, 8.50%...........    02/15/02      480,704        501,134
  Government National Mortgage Association, 8.00%...........    03/15/07      453,000        470,978
  Government National Mortgage Association, 8.00%...........    08/15/08      471,647        490,366
  Government National Mortgage Association, 7.75%...........    07/15/26      707,747        729,422
  Government National Mortgage Association, 7.50%...........    10/15/27      998,373      1,023,020
                                                                                         -----------
    TOTAL AGENCY OBLIGATIONS (COST $8,743,345)..............                               8,814,173
                                                                                         -----------
CORPORATE BONDS -- 13.1%
Broker -- 2.0%
  Lehman Brothers Holdings, Inc., 8.50%.....................    08/01/15      500,000        578,125
  Salomon, Inc., Senior Notes, 7.20%........................    02/01/04      250,000        259,688
  Salomon, Inc., 6.875%.....................................    12/15/03      250,000        254,688
                                                                                         -----------
                                                                                           1,092,501
                                                                                         -----------
Financial Institutions -- 2.1%
  First Union Corp., 6.824%.................................    08/01/06      600,000        631,500
  Provident Capital Trust I, 8.60%..........................    12/01/26      500,000        531,250
                                                                                         -----------
                                                                                           1,162,750
                                                                                         -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1997 -- Concluded

--------------------------------------------------------------------------------

                                                                           PRINCIPAL
                                                                             AMOUNT
                                                                MATURITY   OR SHARES        VALUE
----------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Foreign Financial Institutions -- 2.9%
  Banque Nationale de Paris, 7.738%.........................    01/15/07   $  500,000    $   507,500
  BCH Cayman Islands Ltd, 7.70%.............................    07/15/06      500,000        530,000
  Midland Bank Plc, 7.650%..................................    05/01/25      550,000        606,375
                                                                                         -----------
                                                                                           1,643,875
                                                                                         -----------
Industrial Diversified -- 0.8%
  Dimon, Inc. Senior Notes, 8.875%..........................    06/01/06      400,000        432,000
                                                                                         -----------
Insurance -- 1.4%
  Farmers Insurance Exchange, 8.625%........................    05/01/24      700,000        811,125
                                                                                         -----------
Telecommunications -- 3.0%
  Comcast Cable Communications, 8.375%......................    05/01/07      500,000        556,875
  Comsat Corp. Medium Term Note, 8.05%......................    12/13/06      500,000        562,830
  Continental Cablevision Senior Notes, 8.30%...............    05/15/06      500,000        548,750
                                                                                         -----------
                                                                                           1,668,455
                                                                                         -----------
Utilities -- 0.9%
  Niagara Mohawk Power Corp., 8.50%.........................    07/01/23      500,000        521,875
                                                                                         -----------
    TOTAL CORPORATE BONDS (COST $7,037,274).................                               7,332,581
                                                                                         -----------
COMMERCIAL PAPER -- 7.1%
  C.I.T. Financial Corp., 6.05%.............................    01/05/98    1,700,000      1,698,857
  Merrill Lynch & Co., Inc., 5.58%..........................    01/30/98    2,300,000      2,289,161
                                                                                         -----------
    TOTAL COMMERCIAL PAPER (COST $3,988,018)................                               3,988,018
                                                                                         -----------
SHORT-TERM INVESTMENTS -- 0.6%
  Temporary Investment Fund, Inc. -- TempCash...............                  347,019        347,019
                                                                                         -----------
    TOTAL SHORT-TERM INVESTMENTS (COST $347,019)............                                 347,019
                                                                                         -----------
    TOTAL INVESTMENTS -- 100.6% (COST $44,479,146)..........                              56,400,058
                                                                                         -----------
OTHER ASSETS IN EXCESS OF LIABILITIES -- (0.6)%.............                                (332,549)
                                                                                         -----------
NET ASSETS -- 100.0%
  (Equivalent to $17.06 per share based on 3,286,248 shares
    of capital stock outstanding)...........................                             $56,067,509
                                                                                         ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($56,067,509/3,286,248 shares outstanding)................                             $     17.06
                                                                                         ===========

* Non-income producing.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Portfolio

Statement of Net Assets, December 31, 1997

--------------------------------------------------------------------------------

                                                                SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK  --  92.9%
Banks -- 7.1%
  Cullen Frost Bankers, Inc. ...............................    15,000    $   910,312
  Mercantile Bankshares Corp. ..............................    36,500      1,428,062
  Wilmington Trust Corp. ...................................    18,000      1,122,750
                                                                          -----------
                                                                            3,461,124
                                                                          -----------
Beverages -- 1.4%
  *Chalone Wine Group Ltd. .................................    10,000        117,500
  *Robert Mondavi Corp., Class A............................    11,000        536,250
                                                                          -----------
                                                                              653,750
                                                                          -----------
Business & Consumer Services -- 10.4%
  *Affiliated Computer Services, Inc. ......................    25,800        678,862
  Analysts International Corp. .............................    28,950        998,775
  *Caci International, Inc. ................................    26,000        515,125
  *Healthcare Services Group................................    48,500        612,312
  *Sterling Commerce, Inc. .................................    30,000      1,153,125
  Tyco International Ltd. ..................................    24,000      1,081,500
                                                                          -----------
                                                                            5,039,699
                                                                          -----------
Communications -- 1.4%
  *Dynatech Corp. ..........................................    14,000        656,250
                                                                          -----------
Cosmetics and Toiletries -- 3.0%
  Alberto-Culver Co. Class A................................    54,600      1,474,200
                                                                          -----------
Drug Delivery -- 2.8%
  *Scherer (R.P.) Corp. ....................................    22,000      1,342,000
                                                                          -----------
Electronics -- 4.6%
  Harman International Industries, Inc. ....................    26,800      1,137,325
  Methode Electronics, Inc. Class A.........................    68,000      1,105,000
                                                                          -----------
                                                                            2,242,325
                                                                          -----------
Energy -- 1.3%
  *Calenergy Co., Inc. .....................................    22,000        632,500
                                                                          -----------
Environmental Control -- 5.9%
  Calgon Carbon Corp. ......................................    42,100        452,575
  Donaldson Co., Inc. ......................................    26,000      1,171,625
  *Tetra Technologies, Inc. ................................    58,000      1,221,625
                                                                          -----------
                                                                            2,845,825
                                                                          -----------
Financial -- 1.4%
  Duff & Phelps Credit Rating Co. ..........................    17,000        690,625
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Portfolio

Statement of Net Assets, December 31, 1997  --  Continued

--------------------------------------------------------------------------------

                                                                SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Food & Food Distributors -- 5.3%
  Goodmark Foods, Inc. .....................................    32,000    $   592,000
  Smart & Final, Inc. ......................................    21,000        378,000
  Tootsie Roll Industries, Inc. ............................    26,000      1,625,000
                                                                          -----------
                                                                            2,595,000
                                                                          -----------
Healthcare Providers -- 3.0%
  *Genesis Health Ventures, Inc. ...........................    37,000        975,875
  HealthPlan Services Corp. ................................    24,000        504,000
                                                                          -----------
                                                                            1,479,875
                                                                          -----------
Industrial Diversified -- 6.9%
  *Bush Boake Allen, Inc. ..................................    40,000      1,047,500
  Cambrex Corp. ............................................    17,000        782,000
  Computational Systems, Inc. ..............................    27,000        794,812
  Lawter International, Inc. ...............................    35,500        386,063
  *Material Sciences Corp. .................................    28,300        344,906
                                                                          -----------
                                                                            3,355,281
                                                                          -----------
Insurance -- 3.4%
  Enhance Financial Services Group, Inc. ...................     9,500        565,250
  Executive Risk, Inc. .....................................     7,500        523,594
  Life Re Corp. ............................................     9,000        586,688
                                                                          -----------
                                                                            1,675,532
                                                                          -----------
Manufacturing Diversified -- 2.7%
  *AptarGroup, Inc. ........................................    18,500      1,026,750
  *Cannondale Corp. ........................................    13,000        282,750
                                                                          -----------
                                                                            1,309,500
                                                                          -----------
Medical Equipment & Supplies -- 6.9%
  Ballard Medical Products..................................    29,000        703,250
  Hillenbrand Industries, Inc. .............................    23,000      1,177,313
  Life Technologies, Inc. ..................................    32,000      1,064,000
  Minntech Corp. ...........................................    33,000        408,375
                                                                          -----------
                                                                            3,352,938
                                                                          -----------
Oil Field Equipment & Services -- 4.2%
  Halliburton Co. ..........................................    20,000      1,038,750
  *Smith International, Inc. ...............................    16,000        982,000
                                                                          -----------
                                                                            2,020,750
                                                                          -----------
Railroads -- 0.3%
  *Railtex, Inc. ...........................................    11,000        157,438
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Portfolio

Statement of Net Assets, December 31, 1997  --  Continued

--------------------------------------------------------------------------------

                                                                SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Real Estate -- 2.3%
  Chateau Communities, Inc. ................................    36,000    $ 1,134,000
                                                                          -----------
Restaurants -- 4.7%
  *Applebee's International, Inc. ..........................    18,000        325,125
  *Ruby Tuesday, Inc. ......................................    38,800        999,100
  Sbarro, Inc. .............................................    36,000        947,250
                                                                          -----------
                                                                            2,271,475
                                                                          -----------
Retail - Clothing and Apparel -- 6.2%
  *Gymboree Corp. ..........................................    18,000        492,750
  *Lands' End, Inc. ........................................    35,000      1,227,188
  *The Wet Seal, Inc., Class A..............................    43,000      1,268,500
                                                                          -----------
                                                                            2,988,438
                                                                          -----------
Retail Stores -- 5.1%
  Casey General Stores, Inc. ...............................    34,000        862,750
  Ethan Allen Interiors, Inc. ..............................    41,700      1,608,056
                                                                          -----------
                                                                            2,470,806
                                                                          -----------
Software -- 2.6%
  *Filenet Corp. ...........................................    42,000      1,265,250
                                                                          -----------
    TOTAL COMMON STOCK (COST $35,138,885)...................               45,114,581
                                                                          -----------
PREFERRED STOCK -- 0.2%
  Phoenix Duff & Phelps Preferred Convertible
    Series A, $1.50.........................................     2,500         71,563
                                                                          -----------
    TOTAL PREFERRED STOCK (COST $71,441)....................                   71,563
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Portfolio

Statement of Net Assets, December 31, 1997 -- Concluded

--------------------------------------------------------------------------------

                                                                            PRINCIPAL
                                                                            AMOUNT OR
                                                                            NUMBER OF
                                                                MATURITY      SHARES         VALUE
-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 7.2%
  American Express Credit Corp., 6.00%......................    01/07/98    $2,300,000    $ 2,297,700
  C.I.T. Group Holdings, Inc., 5.54%........................    01/02/98     1,200,000      1,199,815
                                                                                          -----------
    TOTAL COMMERCIAL PAPER (COST $3,497,515)................                                3,497,515
                                                                                          -----------
SHORT-TERM INVESTMENTS -- 1.3%
  Temporary Investment Fund, Inc. -- TempCash...............                   653,453        653,453
                                                                                          -----------
    TOTAL SHORT-TERM INVESTMENTS (COST $653,453)............                                  653,453
                                                                                          -----------
    TOTAL INVESTMENTS -- 101.6% (COST $39,361,294)..........                               49,337,112
                                                                                          -----------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.6)%.............                                 (763,007)
                                                                                          -----------
NET ASSETS -- 100.0%
  (Equivalent to $22.19 per share based on 2,188,797 shares
    of capital stock outstanding)...........................                              $48,574,105
                                                                                          ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($48,574,105/2,188,797 shares outstanding)................                              $     22.19
                                                                                          ===========

* Non-income producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1997

--------------------------------------------------------------------------------

                                                                  SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK -- 95.3%
Argentina -- 0.9%
  YPF Sociedad Anonima ADR..................................        17,000    $   581,187
                                                                              -----------
Australia -- 2.5%
  Australia & New Zealand Bank Group Ltd....................       107,363        709,594
  Boral Ltd.................................................       227,175        574,523
  ICI Australia Ltd.........................................        39,500        276,771
                                                                              -----------
                                                                                1,560,888
                                                                              -----------
Austria -- 0.9%
  *Bank Austria AG..........................................         8,000        215,890
  *Bank Austria AG  --  Preferred...........................         8,400        380,030
                                                                              -----------
                                                                                  595,920
                                                                              -----------
Brazil -- 0.2%
  Telecom Brasil Sp ADR.....................................         1,200        139,725
                                                                              -----------
Denmark -- 0.9%
  Tele Danmark ADR..........................................        17,500        539,219
                                                                              -----------
France -- 12.2%
  Alcatel Alsthom ADR.......................................        32,016        810,405
  AXA - UAP.................................................         7,000        544,587
  Bongrain..................................................           400        168,967
  C.S.F. (Thomson-C.S.F.)...................................        14,419        453,936
  CLF - Dexia France........................................         5,000        582,904
  Danone....................................................         4,504        815,709
  Elf Aquitaine ADR.........................................        17,751      1,040,652
  Michelin (CGDE)...........................................         8,075        405,294
  Pechinery SA..............................................         9,000        355,929
  Rhone Poulenc SA ADR......................................        12,295        545,591
  Societe Generale..........................................         5,728        779,229
  Television Franchise, Inc.................................         7,000        715,949
  Usinor Sacilor............................................        27,000        387,061
                                                                              -----------
                                                                                7,606,213
                                                                              -----------
Germany -- 10.7%
  Bayer AG..................................................        19,900        743,967
  Berliner Kraft-und Licht Aktiengesellschaft...............         7,750        234,548
  Deutsche Bank AG..........................................        11,500        812,517
  Deutsche Lufthansa AG.....................................        24,000        460,640
  GEA AG....................................................         1,600        605,285
  Hoechst AG................................................         6,000        210,292
  Hugo Boss AG..............................................           230        294,298

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1997  --  Continued

--------------------------------------------------------------------------------

                                                                  SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Germany (Continued)
  Siemens AG................................................        17,000    $ 1,007,232
  Tarkett AG................................................        15,000        346,314
  Veba AG...................................................        13,250        902,990
  Viag AG...................................................         1,200        646,898
  Volkswagen................................................           800        450,403
                                                                              -----------
                                                                                6,715,384
                                                                              -----------
Greece -- 0.5%
  *Hellenic Telecommunications..............................        32,000        328,000
                                                                              -----------
Hong Kong -- 1.9%
  Guoco Group Ltd...........................................        76,000        185,868
  Hong Kong Electric........................................       110,000        418,081
  HSBC Holdings Plc.........................................        14,390        354,736
  Swire Pacific Ltd. B......................................       200,000        202,620
                                                                              -----------
                                                                                1,161,305
                                                                              -----------
Italy -- 4.5%
  Ente Nazionale Idrocarburi SpA............................        11,000        627,688
  Fiat SpA..................................................       115,500        336,427
  Istituto Mobiliare Italiano ADR...........................        12,000        429,000
  Mondadori (Arnoldo) Editore SpA...........................        21,000        165,256
  Montedison SpA............................................       425,000        381,125
  Telecom Italia SpA........................................       200,000        863,928
                                                                              -----------
                                                                                2,803,424
                                                                              -----------
Japan -- 24.8%
  Canon, Inc................................................        38,000        885,550
  Credit Saison Co..........................................        36,500        900,958
  Dai-Tokyo Fire and Marine Insurance.......................       117,000        401,809
  Fuji Machine..............................................        18,000        434,649
  Hitachi Ltd...............................................        75,000        534,688
  Honda Motor Co. Ltd.......................................        18,000        660,943
  Ito-Yokado Co. Ltd........................................        15,000        764,661
  Kao Corp..................................................        65,000        936,757
  Mabuchi Motors............................................        11,200        569,230
  Matsumotokiyoshi..........................................         9,000        344,960
  Mikuni Coca-Cola Bottling Co. Ltd.........................        36,000        449,828
  Mineba Co. Ltd............................................        82,000        880,031
  Mitsubishi Heavy industries Ltd...........................       110,000        458,720
  Murata Manufacturing Co. Ltd..............................        24,000        608,969
  Namco Ltd.................................................        11,000        319,586

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1997  --  Continued

--------------------------------------------------------------------------------

                                                                  SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Japan (Continued)
  Nishimatsu Construction...................................        65,000    $   204,293
  Ono Pharmaceutical........................................         8,000        148,409
  Rinnai Corp...............................................        28,000        422,844
  Rohm Co. Ltd..............................................         5,000        502,108
  Sankyo Co. Ltd............................................        19,000        278,191
  Sekisui Chemical Co.......................................        65,000        330,356
  Sekisui House.............................................        48,000        308,716
  Sony Corp.................................................        11,000        978,153
  Toshiba Corp..............................................       120,000        499,502
  Toyota Motor Corp.........................................        21,000        602,070
  Yamanouchi Pharmaceuticals................................        29,000        622,461
  Yamato Transportation.....................................        46,000        617,095
                                                                              -----------
                                                                               15,493,440
                                                                              -----------
Korea -- 0.1%
  *Kookmin Bank GDR.........................................        14,317         81,607
                                                                              -----------
Netherlands -- 5.9%
  ABN Amro Holding..........................................        31,425        617,180
  AKZO N.V. ADR.............................................         7,500        651,563
  Hollandsche Beton.........................................        21,079        391,121
  Hunter Douglas N.V........................................        13,925        487,905
  Koninklijke K.N.P.........................................        24,000        555,440
  KPN ADS...................................................        13,090        543,235
  Philips Electronics N.V. ADR..............................         7,500        453,750
                                                                              -----------
                                                                                3,700,194
                                                                              -----------
New Zealand -- 0.3%
  Air New Zealand...........................................       101,091        203,504
                                                                              -----------
Norway -- 0.5%
  Orkla.....................................................         4,000        310,985
                                                                              -----------
Peru -- 0.5%
  Telefonica del Peru S.A. ADR..............................        13,200        307,725
                                                                              -----------
Portugal -- 0.6%
  Banco Totta & Acores - Reg B..............................        18,000        353,344
                                                                              -----------
Singapore -- 1.3%
  Development Bank..........................................        60,000        515,821
  Singapore Airlines........................................        42,000        275,821
                                                                              -----------
                                                                                  791,642
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1997  --  Continued

--------------------------------------------------------------------------------

                                                                  SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Spain -- 4.6%
  Corporacion Bancaria de Espanol ADR.......................        29,000    $   886,313
  Endesa SA.................................................        22,300        404,256
  Gas y Electricidad, SA....................................         8,591        620,696
  Repsol ADR................................................        22,000        936,375
                                                                              -----------
                                                                                2,847,640
                                                                              -----------
Sweden -- 2.3%
  Marieberg Tidnings AB.....................................        18,000        421,609
  Pharmacia & Upjohn, Inc. ADR..............................        21,400        783,775
  Scania AB, Class A ADR....................................         8,000        176,000
  Scania AB, Class B ADR....................................         3,000         66,000
                                                                              -----------
                                                                                1,447,384
                                                                              -----------
Switzerland -- 3.7%
  Forbo Holdings - Registered Shares........................           700        286,527
  Nestle SA - Registered Shares.............................           550        825,471
  Sulzer AG - Registered Shares.............................           630        399,986
  Union Bank Switzerland - Registered Shares................           550        796,435
                                                                              -----------
                                                                                2,308,419
                                                                              -----------
United Kingdom -- 15.5%
  BTR Ordinary Plc..........................................       240,823        729,145
  Bunzl Plc.................................................       175,146        681,599
  Cable & Wireless ADR......................................        15,000        407,813
  Laird Group Ordinary......................................        82,000        600,443
  Lucasvarity Plc...........................................       230,300        814,761
  Medeva Plc................................................       127,000        338,545
  National Westminster Bank.................................        57,801        962,542
  Powergen Plc..............................................        73,443        957,136
  Royal & Sun Alliance Insurance Group Plc..................       110,106      1,110,634
  RTZ Corp..................................................        62,845        774,552
  Safeway Plc...............................................       147,270        831,201
  Stakis Plc................................................       265,000        414,255
  Tomkins Plc...............................................       230,277      1,091,292
                                                                              -----------
                                                                                9,713,918
                                                                              -----------
    TOTAL COMMON AND PREFERRED STOCK (COST $55,858,949).....                   59,591,067
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1997 -- Concluded

--------------------------------------------------------------------------------

                                                                  SHARES         VALUE
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.3%
  Temporary Investment Fund, Inc.--TempCash.................     1,410,410    $ 1,410,410
                                                                              -----------
    TOTAL SHORT-TERM INVESTMENTS (COST $1,410,410)..........                    1,410,410
                                                                              -----------
    TOTAL INVESTMENTS -- 97.6% (COST $57,269,359)...........                   61,001,477
                                                                              -----------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.4%...............                    1,511,979
                                                                              -----------
NET ASSETS -- 100.0%
  (Equivalent to $13.61 per share based on 4,592,651 shares
    of capital stock outstanding)...........................                  $62,513,456
                                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($62,513,456/4,592,651 shares outstanding)................                  $     13.61
                                                                              ===========

* Non-income producing.
See accompanying financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1997

--------------------------------------------------------------------------------

                                                                SHARES      VALUE
------------------------------------------------------------------------------------
COMMON STOCK -- 93.5%
Aerospace -- 2.1%
  *Goodrich (B.F.) Co. .....................................    4,300     $  178,181
                                                                          ----------
Banks -- 9.9%
  BankAmerica Corp. ........................................    2,500        182,500
  Citicorp..................................................    1,400        177,012
  Cullen Frost Bankers, Inc. ...............................    2,000        121,375
  First Union Corp. ........................................    1,600         82,000
  Mercantile Bankshares Corp. ..............................    6,700        262,137
                                                                          ----------
                                                                             825,024
                                                                          ----------
Biotechnology -- 1.6%
  Amgen Corp. ..............................................    2,500        135,312
                                                                          ----------
Business & Consumer Services -- 5.4%
  Analysts International Corp. .............................    2,550         87,975
  Omnicom Group, Inc. ......................................    6,400        271,200
  *Sterling Commerce, Inc. .................................    2,400         92,250
                                                                          ----------
                                                                             451,425
                                                                          ----------
Computer Products -- 0.6%
  Hewlett Packard Co. ......................................      800         50,000
                                                                          ----------
Drug Delivery -- 4.3%
  *Scherer (R.P.) Corp. ....................................    1,400         85,400
  Schering Plough Corp. ....................................    4,400        273,350
                                                                          ----------
                                                                             358,750
                                                                          ----------
Electronics -- 0.6%
  Methode Electronics, Inc. Class A.........................    1,800         29,250
  Motorola, Inc. ...........................................      400         22,825
                                                                          ----------
                                                                              52,075
                                                                          ----------
Energy -- 1.7%
  Mobil Corp. ..............................................    2,000        144,375
                                                                          ----------
Finance -- 4.2%
  American Express Co. .....................................    2,800        249,900
  SLM Holding...............................................      700         97,387
                                                                          ----------
                                                                             347,287
                                                                          ----------
Healthcare Services -- 3.0%
  Columbia/HCA Healthcare Corp. ............................    8,450        250,331
                                                                          ----------
Lodging -- 1.7%
  Marriott International, Inc...............................    2,100        145,425
                                                                          ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

                                                                SHARES      VALUE
------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Industrial Diversified -- 2.6%
  Crown Cork & Seal Co., Inc. ..............................    1,500     $   75,187
  Parker-Hannifin Corp. ....................................    3,100        142,212
                                                                          ----------
                                                                             217,399
                                                                          ----------
Insurance -- 8.0%
  Allstate Corp. ...........................................    2,800        254,450
  Enhance Financial Services Group, Inc. ...................    1,300         77,350
  Executive Risk, Inc. .....................................    1,400         97,738
  Jefferson-Pilot Corp. ....................................    1,900        147,963
  Life Re Corp. ............................................    1,400         91,263
                                                                          ----------
                                                                             668,764
                                                                          ----------
Manufacturing -- 0.9%
  AptarGroup, Inc. .........................................    1,300         72,150
                                                                          ----------
Medical Equipment & Supplies -- 4.4%
  Dentsply International, Inc. .............................    6,200        189,100
  Hillenbrand Industries, Inc. .............................    3,500        179,156
                                                                          ----------
                                                                             368,256
                                                                          ----------
Oil Field Equipment -- 7.8%
  Chevron Corp. ............................................    2,800        215,600
  Halliburton Co. ..........................................    3,400        176,588
  Schlumberger Ltd. ........................................    3,200        257,600
                                                                          ----------
                                                                             649,788
                                                                          ----------
Publishing -- 3.1%
  McGraw-Hill, Inc. ........................................    3,500        259,000
                                                                          ----------
Restaurants -- 4.9%
  *Outback Steakhouse, Inc. ................................    2,300         66,125
  *Ruby Tuesday, Inc. ......................................    6,800        175,100
  Sbarro, Inc. .............................................    6,400        168,400
                                                                          ----------
                                                                             409,625
                                                                          ----------
Retail Stores -- 7.8%
  CVS Corp. ................................................    2,400        153,750
  Ethan Allen Interiors, Inc. ..............................    5,000        192,813
  Staples, Inc. ............................................    5,300        147,075
  TJX Companies, Inc. ......................................    4,700        161,563
                                                                          ----------
                                                                             655,201
                                                                          ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

                                                                SHARES      VALUE
------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Retail Clothing and Apparel -- 2.5%
  *Gymboree Corp. ..........................................    2,500     $   68,438
  *Lands' End, Inc. ........................................    2,000         70,125
  *The Wet Seal, Inc., Class A..............................    2,500         73,750
                                                                          ----------
                                                                             212,313
                                                                          ----------
Software -- 3.7%
  *Microsoft Corp. .........................................    2,400        310,200
                                                                          ----------
Semiconductors & Semiconductor Equipment -- 2.5%
  *Applied Materials, Inc. .................................    3,500        105,437
  *KLA-Tencor Corp. ........................................    2,700        104,287
                                                                          ----------
                                                                             209,724
                                                                          ----------
Telecommunications -- 4.2%
  *Airtouch Communications, Inc. ...........................    4,700        195,344
  Lucent Technologies, Inc. ................................    1,900        151,763
                                                                          ----------
                                                                             347,107
                                                                          ----------
Tobacco -- 6.0%
  Philip Morris Cos., Inc. .................................    4,000        181,250
  UST, Inc. ................................................    8,600        317,663
                                                                          ----------
                                                                             498,913
                                                                          ----------
    TOTAL COMMON STOCK (COST $7,133,589)....................               7,816,625
                                                                          ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1997 -- Concluded

--------------------------------------------------------------------------------

                                                                              PRINCIPAL
                                                                              AMOUNT OR
                                                                               NUMBER
                                                                 MATURITY     OF SHARES       VALUE
------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.8%
  Federal National Mortgage Association Discount Notes,
    5.76%...................................................      01/05/98    $ 400,000    $   399,744
                                                                                           -----------
    TOTAL COMMERCIAL PAPER (COST $399,744)..................                                   399,744
                                                                                           -----------
SHORT-TERM INVESTMENTS -- 1.6%
  Temporary Investment Fund, Inc. -- TempCash...............                    138,970        138,970
                                                                                           -----------
    TOTAL SHORT-TERM INVESTMENTS (COST $138,970)............                                   138,970
                                                                                           -----------
    TOTAL INVESTMENTS -- 99.9% (COST $7,672,303)............                                 8,355,339
                                                                                           -----------
    OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%...........                                     6,650
                                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $14.59 per share based on 573,096 shares of
    capital stock outstanding)..............................                               $ 8,361,989
                                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($8,361,989/573,096 shares outstanding)...................                               $     14.59
                                                                                           ===========

* Non-income producing.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                      MONEY                                AGGRESSIVE
                                                        GROWTH        MARKET        BOND       MANAGED       GROWTH
                                                       PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends..........................................  $ 4,811,595   $       --   $       --   $  675,233   $ 341,732
 Interest...........................................      823,766    3,402,299    1,316,924    1,321,545     310,481
   Less: foreign taxes withheld.....................      (39,820)          --           --       (4,670)         --
                                                      -----------   ----------   ----------   ----------   ----------
   Total Income.....................................    5,595,541    3,402,299    1,316,924    1,992,108     652,213
                                                      -----------   ----------   ----------   ----------   ----------
EXPENSES:
 Investment advisory fee............................      740,283      151,852       67,663      199,166     185,551
 Administration fee.................................       82,214       34,174       24,562       41,534      39,256
 Directors' fee.....................................       10,865        2,453          965        2,287       1,903
 Transfer agent fee.................................        6,801        3,241        2,181        1,628       2,791
 Custodian fee......................................       31,201       10,581        4,261       10,681      10,568
 Legal fees.........................................       20,238        3,606          753        2,715       3,284
 Audit fees.........................................       19,868        5,472        1,748        5,141       3,560
 Printing...........................................       52,032       20,323        6,460       16,446      13,788
 Miscellaneous......................................       21,485        5,976        2,509        4,783        (277)
                                                      -----------   ----------   ----------   ----------   ----------
                                                          984,987      237,678      111,102      284,381     260,424
 Less: expenses reimbursed by affiliated insurance
   company..........................................           --           --           --           --          --
                                                      -----------   ----------   ----------   ----------   ----------
   Total expenses...................................      984,987      237,678      111,102      284,381     260,424
                                                      -----------   ----------   ----------   ----------   ----------
   Net investment income (loss).....................    4,610,554    3,164,621    1,205,822    1,707,727     391,789
                                                      -----------   ----------   ----------   ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
 Net realized gain (loss) from:
   Investments......................................   35,634,593          (57)     177,501    2,699,617   3,740,193
   Foreign currency related transactions............      (44,944)          --           --       (2,008)         --
                                                      -----------   ----------   ----------   ----------   ----------
                                                       35,589,649          (57)     177,501    2,697,609   3,740,193
                                                      -----------   ----------   ----------   ----------   ----------
 Net change in unrealized appreciation
   (depreciation) from:
   Investments......................................    9,025,359           --      449,185    4,950,546   3,790,949
   Foreign currency related translations............           --           --           --           --          --
                                                      -----------   ----------   ----------   ----------   ----------
                                                        9,025,359           --      449,185    4,950,546   3,790,949
                                                      -----------   ----------   ----------   ----------   ----------
   Net gain (loss) on investments and foreign
    currency transactions...........................   44,615,008          (57)     626,686    7,648,155   7,531,142
                                                      -----------   ----------   ----------   ----------   ----------
   Net increase (decrease) in net assets resulting
    from operations.................................  $49,225,562   $3,164,564   $1,832,508   $9,355,882   $7,922,931
                                                      ===========   ==========   ==========   ==========   ==========

                                                                        COMMON      SENTINEL
                                                      INTERNATIONAL     STOCK        GROWTH
                                                        PORTFOLIO     PORTFOLIO*   PORTFOLIO

INVESTMENT INCOME:
 Dividends..........................................   $1,276,041     $  195,167   $   67,641
 Interest...........................................      155,142         40,472       19,340
   Less: foreign taxes withheld.....................     (167,716)        (1,181)          --
                                                       ----------     ----------   ----------
   Total Income.....................................    1,263,467        234,458       86,981
                                                       ----------     ----------   ----------
EXPENSES:
 Investment advisory fee............................      440,914         35,969       34,396
 Administration fee.................................       73,381         44,455       43,746
 Directors' fee.....................................        2,628            498          407
 Transfer agent fee.................................        1,727          1,464        1,476
 Custodian fee......................................       42,098          6,099        6,978
 Legal fees.........................................        9,377          1,345        1,132
 Audit fees.........................................        5,016          1,036          850
 Printing...........................................       19,645          2,059        1,829
 Miscellaneous......................................        6,200          1,668        1,715
                                                       ----------     ----------   ----------
                                                          600,986         94,593       92,529
 Less: expenses reimbursed by affiliated insurance
   company..........................................           --        (22,654)     (30,617)
                                                       ----------     ----------   ----------
   Total expenses...................................      600,986         71,939       61,912
                                                       ----------     ----------   ----------
   Net investment income (loss).....................      662,481        162,519       25,069
                                                       ----------     ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
 Net realized gain (loss) from:
   Investments......................................    4,341,196        271,458    1,668,898
   Foreign currency related transactions............     (173,948)          (605)          --
                                                       ----------     ----------   ----------
                                                        4,167,248        270,853    1,668,898
                                                       ----------     ----------   ----------
 Net change in unrealized appreciation
   (depreciation) from:
   Investments......................................      178,787      1,472,234      132,149
   Foreign currency related translations............           (4)            --           --
                                                       ----------     ----------   ----------
                                                          178,783      1,472,234      132,149
                                                       ----------     ----------   ----------
   Net gain (loss) on investments and foreign
    currency transactions...........................    4,346,031      1,743,087    1,801,047
                                                       ----------     ----------   ----------
   Net increase (decrease) in net assets resulting
    from operations.................................   $5,008,512     $1,905,606   $1,826,116
                                                       ==========     ==========   ==========

* Through the period ended December 12, 1997 (see note 1).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                 MONEY                                  AGGRESSIVE
                                                  GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)..............  $  4,610,554   $ 3,164,621   $ 1,205,822   $ 1,707,727   $   391,789    $   662,481
   Net realized gain (loss) on investments
    and foreign currency related
    transactions.............................    35,589,649           (57)      177,501     2,697,609     3,740,193      4,167,248
   Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency translations....................     9,025,359            --       449,185     4,950,546     3,790,949        178,783
                                               ------------   -----------   -----------   -----------   -----------    -----------
   Net increase (decrease) in net assets
    resulting from operations................    49,225,562     3,164,564     1,832,508     9,355,882     7,922,931      5,008,512
 Distributions:
   From net investment income................    (4,690,830)   (3,164,621)   (1,143,012)   (1,626,361)     (326,522)      (427,579)
   From net realized gains...................   (23,067,604)           --            --      (344,551)      (64,760)    (3,347,494)
 Capital share transactions:
   Shares exchanged in acquisition of Common
    Stock Portfolio..........................    13,633,276            --            --            --            --             --
   Net contributions from affiliated life
    insurance companies......................    33,340,861    10,142,244     5,573,996     5,251,369     6,944,174     10,324,894
                                               ------------   -----------   -----------   -----------   -----------    -----------
    Total increase(decrease) in net assets...    68,441,265    10,142,187     6,263,492    12,636,339    14,475,823     11,558,333
NET ASSETS
 Beginning of period.........................   198,948,066    54,196,724    17,086,878    43,431,170    34,098,282     50,955,123
                                               ------------   -----------   -----------   -----------   -----------    -----------
 End of period...............................  $267,389,331   $64,338,911   $23,350,370   $56,067,509   $48,574,105    $62,513,456
                                               ============   ===========   ===========   ===========   ===========    ===========

                                                  COMMON       SENTINEL
                                                  STOCK         GROWTH
                                                PORTFOLIO*    PORTFOLIO
---------------------------------------------  -------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)..............  $    162,519   $   25,069
   Net realized gain (loss) on investments
    and foreign currency related
    transactions.............................       270,853    1,668,898
   Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency translations....................     1,472,234      132,149
                                               ------------   ----------
   Net increase (decrease) in net assets
    resulting from operations................     1,905,606    1,826,116
 Distributions:
   From net investment income................      (187,958)     (23,408)
   From net realized gains...................      (249,309)      (3,259)
 Capital share transactions:
   Shares exchanged in acquisition of Common
    Stock Portfolio..........................   (13,633,276)          --
   Net contributions from affiliated life
    insurance companies......................     5,600,313      898,951
                                               ------------   ----------
    Total increase(decrease) in net assets...    (6,564,624)   2,698,400
NET ASSETS
 Beginning of period.........................     6,564,624    5,663,589
                                               ------------   ----------
 End of period...............................  $          0   $8,361,989
                                               ============   ==========

* Through the period ended December 12, 1997 (see note 1).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                      MONEY                                  AGGRESSIVE
                                                       GROWTH        MARKET         BOND         MANAGED       GROWTH
                                                     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)...................  $  5,018,462   $ 2,277,978   $   934,224   $ 1,445,837   $   326,522
   Net realized gain (loss) on sale of
    investments...................................    23,063,427            --      (125,017)      344,291        64,760
   Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency translations.........................     4,147,912            --      (333,487)    2,694,823     5,078,163
                                                    ------------   -----------   -----------   -----------   -----------
   Net increase (decrease) in net assets resulting
    from operations...............................    32,229,801     2,277,978       475,720     4,484,951     5,469,445
 Distributions:
   From net investment income.....................    (4,995,312)   (2,277,978)     (874,882)   (1,390,871)     (255,039)
   From net realized gains........................    (7,732,422)           --            --    (1,471,361)   (2,569,743)
 Capital share transactions:
   Net contributions from affiliated life
    insurance companies...........................    17,547,048    19,581,572     3,083,685     5,806,085     7,631,188
                                                    ------------   -----------   -----------   -----------   -----------
    Total increase in net assets..................    37,049,115    19,581,572     2,684,523     7,428,804    10,275,851
NET ASSETS
 Beginning of period..............................   161,898,951    34,615,152    14,402,355    36,002,366    23,822,431
                                                    ------------   -----------   -----------   -----------   -----------
 End of period....................................  $198,948,066   $54,196,724   $17,086,878   $43,431,170   $34,098,282
                                                    ============   ===========   ===========   ===========   ===========

                                                                      COMMON      SENTINEL
                                                    INTERNATIONAL     STOCK        GROWTH
                                                      PORTFOLIO     PORTFOLIO*   PORTFOLIO*
--------------------------------------------------  ---------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)...................   $   472,406    $   79,759   $   23,408
   Net realized gain (loss) on sale of
    investments...................................     3,302,667       (22,148)       3,259
   Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency translations.........................       781,570       699,937      550,887
                                                     -----------    ----------   ----------
   Net increase (decrease) in net assets resulting
    from operations...............................     4,556,643       757,548      577,554
 Distributions:
   From net investment income.....................      (442,343)      (53,716)          --
   From net realized gains........................    (1,793,161)           --           --
 Capital share transactions:
   Net contributions from affiliated life
    insurance companies...........................    11,991,902     5,860,792    5,086,035
                                                     -----------    ----------   ----------
    Total increase in net assets..................    14,313,041     6,564,624    5,663,589
NET ASSETS
 Beginning of period..............................    36,642,082            --           --
                                                     -----------    ----------   ----------
 End of period....................................   $50,955,123    $6,564,624   $5,663,589
                                                     ===========    ==========   ==========

* The Common Stock and Sentinel Growth Portfolios commenced operations on 03/18/96.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                                 GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                                                              01/01/97  01/01/96   01/01/95   01/01/94   01/01/93
                                                                   TO         TO         TO         TO         TO
                                                              12/31/97  12/31/96   12/31/95   12/31/94   12/31/93
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................   $18.10    $16.36     $14.00     $14.09     $13.73
                                                              -------   -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      .35       .46        .47        .43        .38
Net realized and unrealized gain (loss) on investments......     3.49      2.54       3.41       (.10)       .94
                                                              -------   -------    -------    -------    -------
   Total from investment operations.........................     3.84      3.00       3.88        .33       1.32
                                                              -------   -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........     (.38)     (.48)      (.46)      (.41)      (.39)
Dividends to shareholders from net capital gains............    (2.10)     (.78)     (1.06)      (.01)      (.35)
Dividends to shareholders in excess of net investment
 income.....................................................     (.00)     (.00)      (.00)      (.00)      (.22)
                                                              -------   -------    -------    -------    -------
   Total distributions......................................    (2.48)    (1.26)     (1.52)      (.42)      (.96)
                                                              -------   -------    -------    -------    -------
Net asset value, end of period..............................   $19.46    $18.10     $16.36     $14.00     $14.09
                                                              =======   =======    =======    =======    =======
   Total return.............................................    24.32%    19.58%     30.39%      2.40%      9.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................  267,389   198,948    161,899    115,191    109,534
Ratios of expenses to average net assets(1).................      .43%      .50%       .61%       .63%       .76%
Ratios of net investment income to average net assets.......     2.01%     2.80%      3.20%      3.10%      2.86%
Portfolio turnover..........................................      108%       72%        61%        63%        51%
Average commission rate(2)..................................  $0.0600   $0.0600        N/A        N/A        N/A
---------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Growth Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, and 1993 were as follows: 0.43%, 0.50%, 0.61%, 0.67%, and
     0.76%, respectively.
(2.) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the S.E.C. for all financial statements with fiscal years beginning after September 1,1995.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                              MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                                                             01/01/97   01/01/96   01/01/95   01/01/94   01/01/93
                                                                  TO          TO         TO         TO         TO
                                                             12/31/97   12/31/96   12/31/95   12/31/94   12/31/93
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......................    $1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                              ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................      .05        .05        .05        .04        .03
                                                              ------     ------     ------     ------     ------
    Total from investment operations.......................      .05        .05        .05        .04        .03
                                                              ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income.......     (.05)      (.05)      (.05)      (.04)      (.03)
                                                              ------     ------     ------     ------     ------
    Total distributions....................................     (.05)      (.05)      (.05)      (.04)      (.03)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period.............................    $1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                              ======     ======     ======     ======     ======
    Total return...........................................     5.33%      5.15%      5.61%      3.81%      2.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)...........................   64,339     54,197     34,615     21,040     12,506
Ratios of expenses to average net assets(1)................      .39%       .44%       .50%       .55%       .65%
Ratios of net investment income to average net assets......     5.21%      5.03%      5.47%      3.86%      2.56%
---------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Money Market Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, and 1993 were as follows: 0.39%, 0.44%, 0.50%,
     0.59%, and 0.65%, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                                  BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                              01/01/97      01/01/96   01/01/95   01/01/94   01/01/93
                                                                    TO            TO         TO         TO         TO
                                                              12/31/97      12/31/96   12/31/95   12/31/94   12/31/93
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $10.67       $11.00     $ 9.73     $11.21     $10.73
                                                                ------       ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................       .64          .63        .65        .62        .60
Net realized and unrealized gain (loss) on investments......       .33         (.34)      1.27      (1.23)       .48
                                                                ------       ------     ------     ------     ------
   Total from investment operations.........................       .97          .29       1.92       (.61)      1.08
                                                                ------       ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........      (.66)        (.62)      (.65)      (.60)      (.60)
Dividends to shareholders from net capital gains............      (.00)        (.00)      (.00)      (.27)      (.00)
                                                                ------       ------     ------     ------     ------
   Total distributions......................................      (.66)        (.62)      (.65)      (.87)      (.60)
                                                                ------       ------     ------     ------     ------
Net asset value, end of period..............................    $10.98       $10.67     $11.00     $ 9.73     $11.21
                                                                ======       ======     ======     ======     ======
   Total return.............................................      9.50%        2.86%     20.45%     (5.62)%    10.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................    23,350       17,087     14,402     10,098     10,160
Ratios of expenses to average net assets(1).................       .57%         .56%       .60%       .68%       .75%
Ratios of net investment income to average net assets.......      6.24%        6.08%      6.36%      6.14%      5.53%
Portfolio turnover..........................................       105%         133%       206%       151%        71%
-------------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Bond Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, and 1993 were as follows: 0.57%, 0.56%, 0.60%, 0.70%, and
     0.75%, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                                   MANAGED PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                               01/01/97     01/01/96   01/01/95   01/01/94   01/01/93
                                                                     TO           TO         TO         TO         TO
                                                               12/31/97     12/31/96   12/31/95   12/31/94   12/31/93
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................     $14.68     $ 14.19    $ 11.94    $ 13.27    $ 12.25
                                                                -------     -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................        .54         .51        .55        .53        .40
Net realized and unrealized gain (loss) on investments......       2.49        1.07       2.28       (.77)      1.00
                                                                -------     -------    -------    -------    -------
   Total from investment operations.........................       3.03        1.58       2.83       (.24)      1.40
                                                                -------     -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........       (.53)       (.51)      (.57)      (.49)      (.38)
Dividends to shareholders from net capital gains............       (.12)       (.58)      (.01)      (.60)      (.00)
                                                                -------     -------    -------    -------    -------
   Total distributions......................................       (.65)      (1.09)      (.58)     (1.09)      (.38)
                                                                -------     -------    -------    -------    -------
Net asset value, end of period..............................     $17.06     $ 14.68    $ 14.19    $ 11.94    $ 13.27
                                                                =======     =======    =======    =======    =======
   Total return.............................................      21.23%(2)   11.88%     24.43%     (1.82)%    11.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................     56,068      43,431     36,002     29,363     28,984
Ratios of expenses to average net assets(1).................        .58%        .60%       .66%       .67%       .80%
Ratios of net investment income to average net assets.......       3.47%       3.68%      4.22%      4.34%      3.36%
Portfolio turnover..........................................         99%        106%       130%        75%        89%
Average commission rate(2)..................................    $0.0600     $0.0600        N/A        N/A        N/A
-------------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Managed Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, and 1993 were as follows: 0.58%, 0.60%, 0.66%, 0.73%, and
     0.80%, respectively.

(2.) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the S.E.C. for all financial statements with fiscal years beginning after September 1, 1995.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                            AGGRESSIVE GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                               01/01/97     01/01/96   01/01/95   01/01/94   01/01/93
                                                                     TO           TO         TO         TO         TO
                                                               12/31/97     12/31/96   12/31/95   12/31/94   12/31/93
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................     $18.52      $17.38     $15.45     $15.45     $14.72
                                                                -------     -------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................        .17         .17        .20       (.01)      (.01)
Net realized and unrealized gain (loss) on investments......       3.72        3.03       1.86        .01        .77
                                                                -------     -------     ------     ------     ------
   Total from investment operations.........................       3.89        3.20       2.06        .00        .76
                                                                -------     -------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........       (.18)       (.19)      (.00)      (.00)      (.03)
Dividends to shareholders from net capital gains............       (.04)      (1.87)      (.13)      (.00)      (.00)
                                                                -------     -------     ------     ------     ------
   Total distributions......................................       (.22)      (2.06)      (.13)      (.00)      (.03)
                                                                -------     -------     ------     ------     ------
Net asset value, end of period..............................     $22.19      $18.52     $17.38     $15.45     $15.45
                                                                =======     =======     ======     ======     ======
   Total return.............................................      21.21%      21.00%     13.48%      0.00%      5.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................     48,574      34,098     23,822     15,430     12,223
Ratios of expenses to average net assets(1).................        .63%        .68%       .76%       .86%       .90%
Ratios of net investment income to average net assets.......        .95%       1.14%      1.32%      (.10)%     (.07)%
Portfolio turnover..........................................         37%         47%        89%        60%        60%
Average commission rate(2)..................................    $0.0600     $0.0600        N/A        N/A        N/A
-------------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Aggressive Growth Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, and 1993 were as follows: 0.63%, 0.68%, 0.76%,
     0.89%, and 0.90%, respectively.
(2.) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission.This disclosure is required by the S.E.C. for all financial statements with fiscal years beginning after September 1, 1995.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                              INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                          01/01/97     01/01/96     01/01/95     01/01/94     01/01/93
                                                               TO            TO           TO           TO           TO
                                                          12/31/97     12/31/96     12/31/95     12/31/94     12/31/93
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....................   $13.41       $12.86       $11.63       $11.87        $9.00
                                                          -------      -------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................      .11          .11          .16          .05          .06
Net realized and unrealized gain (loss) on
 investments............................................     1.08         1.23         1.45         (.02)        3.09
                                                          -------      -------       ------       ------       ------
   Total from investment operations.....................     1.19         1.34         1.61          .03         3.15
                                                          -------      -------       ------       ------       ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income....     (.11)        (.16)        (.07)        (.03)        (.08)
Dividends to shareholders from net capital gains........     (.88)        (.63)        (.31)        (.24)        (.20)
                                                          -------      -------       ------       ------       ------
   Total distributions..................................     (.99)        (.79)        (.38)        (.27)        (.28)
                                                          -------      -------       ------       ------       ------
Net asset value, end of period..........................   $13.61       $13.41       $12.86       $11.63       $11.87
                                                          =======      =======       ======       ======       ======
   Total return.........................................     9.66%       10.89%       14.31%         .26%       36.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)........................   62,513       50,955       36,642       26,212       13,682
Ratios of expenses to average net assets(1).............     1.02%        1.05%        1.15%        1.32%        1.50%
Ratios of net investment income to average net assets...     1.13%        1.08%        1.21%         .76%         .68%
Portfolio turnover......................................       37%          35%          45%          32%          37%
Average commission rate(2)..............................  $0.0234      $0.0376          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the International Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, and 1993 were as follows: 1.02%, 1.05%, 1.15%,
     1.32%, and 1.50%, respectively.
(2.) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the S.E.C. for all financial statements with fiscal years beginning after September 1, 1995.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                 COMMON STOCK PORTFOLIO
--------------------------------------------------------------------------------------------
                                                                 01/01/97      03/18/96(2)
                                                                    TO            TO
                                                                 12/12/97(3)   12/31/96
--------------------------------------------------------------------------------------------
Net asset value, beginning of period........................       $11.31        $10.00
                                                                  -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................          .20           .15
Net realized and unrealized gain (loss) on investments......         2.56          1.26
                                                                  -------       -------
    Total from investment operations........................         2.76          1.41
                                                                  -------       -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........         (.25)         (.10)
Dividends to shareholders from net capital gains............         (.25)         (.00)
                                                                  -------       -------
    Total distributions.....................................         (.50)         (.10)
                                                                  -------       -------
Net asset value, end of period..............................       $13.57        $11.31
                                                                  =======       =======
    Total return(4).........................................        24.57%        14.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................            0         6,565
Ratios of expenses to average net assets (annualized)(1)....          .80%          .80%
Ratios of net investment income to average net assets
  (annualized)..............................................         1.81%         1.82%
Portfolio turnover..........................................           22%           13%
Average commission rate(5)..................................      $0.0600       $0.0600
--------------------------------------------------------------------------------------------

(1.) Expense ratios for the Common Stock Portfolio before reimbursement of expenses by affiliated insurance company for the periods ended December 12, 1997 and December 31, 1996 were as follows: 1.05%, 1.43% (annualized).
(2.) Commencement of operations.
(3.) Portfolio was acquired by Growth Portfolio.
(4.) Total returns for periods less than one year are not annualized.
(5.) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the S.E.C. for all financial statements with fiscal years beginning after September 1, 1995.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Concluded

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                               SENTINEL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------
                                                                01/01/97       03/18/96(2)
                                                                   TO              TO
                                                                12/31/97        12/31/96
---------------------------------------------------------------------------------------------
Net asset value, beginning of period........................       $11.14         $10.00
                                                                  -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................          .04            .05
Net realized and unrealized gain (loss) on investments......         3.47           1.09
                                                                  -------        -------
    Total from investment operations........................         3.51           1.14
                                                                  -------        -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........         (.05)          (.00)
Dividends to shareholders from net capital gains............         (.01)          (.00)
                                                                  -------        -------
    Total distributions.....................................         (.06)          (.00)
                                                                  -------        -------
Net asset value, end of period..............................       $14.59         $11.14
                                                                  =======        =======
    Total return............................................        31.58%         11.40%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................        8,362          5,664
Ratios of expenses to average net assets (annualized)(1)....          .90%           .90%
Ratios of net investment income to average net assets
  (annualized)..............................................          .36%           .57%
Portfolio turnover..........................................          155%            75%
Average commission rate(4)..................................      $0.0600        $0.0594
---------------------------------------------------------------------------------------------

(1.) Expense ratios for the Sentinel Growth Portfolio before reimbursement of expenses by affiliated insurance company for the year ended December 31, 1997 and the period ended December 31, 1996 was as follows: 1.35%, 1.51% (annualized).
(2.) Commencement of operations.
(3.) Total returns for periods less than one year are not annualized.
(4.) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the S.E.C. for all financial statements with fiscal years beginning after September 1, 1995.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1997

--------------------------------------------------------------------------------

1. ORGANIZATION

The Market Street Fund, Inc. (Fund) is registered as an open-end diversified management company under the Investment Company Act of 1940, as amended. As a "series" type of mutual fund, the Fund issues separate classes (or series) of stock currently consisting of the Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Common Stock Portfolio and Sentinel Growth Portfolio. The Fund serves as an investment medium for modified premium and flexible premium adjustable variable life insurance policies and individual flexible premium deferred variable annuity contracts (Policies) issued by Provident Mutual Life Insurance Company (PMLIC) and for flexible premium deferred variable annuity contracts issued by Providentmutual Life and Annuity Company of America (PLACA) and policies issued by National Life Insurance Company of Vermont (NLICV). The Fund also serves as the investment medium for single premium and scheduled premium variable life insurance policies which are no longer being issued.

At the end of business on December 12, 1997, the Growth Portfolio acquired all the net assets of the Common Stock Portfolio pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 716,786 shares of the Growth Portfolio (valued at $13,633,276) for the 1,004,770 shares of the Common Stock Portfolio outstanding on December 12, 1997. The Common Stock Portfolio's net assets of $13,633,276 at that date, including $2,172,171 of net unrealized appreciation (depreciation), were combined with those of the Growth Portfolio. The aggregate net assets of the Growth Portfolio and the Common Stock Portfolio immediately before the acquisition were $246,256,160 and $13,633,276, respectively and the combined net assets of the Growth Portfolio immediately following the acquisition were $259,889,436.

2. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain prior period amounts have been restated to conform with current year presentation.

  Valuation of Investments

Bonds are carried at market value based on the last bid price on a national securities exchange or on quoted prices from a third-party pricing service. Investments in common and preferred stocks primarily traded on recognized U.S. or foreign securities exchanges are valued at the last sale price on exchanges on the last business day of the period, or, if there was no sale, at the last bid price on that day. Short-term investments with maturities of less than 60 days and Money Market Portfolio investments are valued at amortized cost which approximates market value.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

  Investments

Security transactions are accounted for on the trade date. The cost of investment securities sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

  Dollar Rolls

The Bond and Managed Portfolios may enter into dollar rolls in which the Portfolio sells securities for delivery and simultaneously contracts to repurchase the same security at a fixed price on a specified future date. During the roll period the Portfolio forgoes accrued interest paid on the securities. The Portfolio will be compensated by the interest earned on the cash proceeds of the initial sale (which are invested in short-term investments) and by the lower repurchase price at the future date (the "drop"). The drop, which is recorded as deferred income, is amortized over the period between the trade date and the settlement date. All realized gains are recorded at the beginning of each roll. A portfolio engages in dollar rolls for the purpose of enhancing its yield. Dollar Rolls involve a risk of loss if the value of the security to be repurchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. The balance of dollar rolls outstanding during the year ended December 31, 1997 was $506,027 in the Bond Portfolio and $2,024,107 in the Managed Portfolio.

  Foreign Currency Translations

Foreign currency amounts are translated into U.S. Dollars on the following bases:

   (i) Market value of investment securities, assets and liabilities, at the daily rate of exchange;

   (ii) Purchases and sales of investment securities, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon settlement;

   (iii) Income and expenses, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon ultimate receipt or disbursement.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. Dollar denominated transactions as a result of, among other factors, the lack of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund does not isolate that portion of the results of operations derived from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Dividends to Shareholders

Dividends of investment income of the Money Market Portfolio are declared daily and paid monthly. The Growth Portfolio, Bond Portfolio,

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

Managed Portfolio, and Common Stock Portfolio declare and pay dividends of investment income quarterly. The Aggressive Growth Portfolio, International Portfolio, and Sentinel Growth Portfolio declare and pay dividends of investment income annually. For all Portfolios, distributions of capital gains are declared and paid annually.

  Federal Income Taxes

No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income taxes.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Investment advisory agreements have been approved, whereby Sentinel Advisers Company (SAC), a Vermont General Partnership, is advisor for the Growth, Money Market, Bond, Managed, Aggressive Growth, Common Stock Portfolio and Sentinel Growth Portfolios. With respect to the Growth Portfolio, Newbold's Asset Management for the period January 1, 1997 through April 30, 1997 and SAC for the period May 1, 1997 through December 31, 1997 were both compensated monthly at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of net assets in excess of $40 million. SAC is compensated monthly at an effective annual rate of 0.25% of the average daily net assets of the Money Market Portfolio. With respect to the Bond Portfolio, SAC is compensated monthly at the effective annual rate of 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of net assets in excess of $100 million. With respect to the Managed Portfolio, SAC is compensated monthly at the effective annual rate of 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of net assets in excess of $100 million. With respect to the Aggressive Growth Portfolio, SAC is compensated monthly at the effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of net assets in excess of $40 million. SAC also served as investment advisor through the period ended December 12, 1997 for the Common Stock Portfolio. With respect to the Common Stock Portfolio, SAC was compensated monthly at the effective annual rate of 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of net assets in excess of $100 million. With respect to the Sentinel Growth Portfolio, SAC is compensated monthly at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of the net assets in excess of $40 million. Provident Mutual Investment Management Co. (PIMC) is the adviser for the International Portfolio and is compensated monthly at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of assets in excess of $500 million. The Boston Company Asset Management, Inc. ("TBC") is sub-adviser to the International Portfolio.

PMLIC agrees to reimburse the Growth, Money Market, Bond, Managed, and Aggressive Growth

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

Portfolios for operating expenses, excluding investment advisory fees, and costs of litigation and indemnification not covered by insurance, in excess of an annual rate of 0.40% of the average daily net asset values. The International Portfolio is reimbursed for such expenses in excess of an annual rate of 0.75% of the average daily net asset value. NLICV agrees to reimburse the Common Stock portfolio, through the period ended December 12, 1997, and the Sentinel Growth Portfolio for operating expenses, excluding investment advisory fees and costs of litigation and indemnification not covered by insurance, in excess of an annual rate of .40% of the average net asset values.

4. NET ASSETS

At December 31, 1997, the Portfolios' net assets consisted of:

                                                  MONEY                                  AGGRESSIVE                     SENTINEL
                                   GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL     GROWTH
                                 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Net contribution from
 shareholders.................  $192,623,030   $64,338,969   $22,382,865   $40,983,184   $34,466,305    $53,991,110    $5,984,986
Undistributed net investment
 income.......................     1,105,932            --       330,523       463,796       391,789        488,533        25,069
Undistributed net realized
 gains........................    35,634,593            --         3,599     2,699,617     3,740,193      4,341,196     1,668,898
Accumulated loss on investment
 transactions.................            --           (58)           --            --            --             --            --
Net unrealized appreciation
 (depreciation) on investments
 and foreign currency.........    38,025,776            --       633,883    11,920,912     9,975,818      3,692,617       683,036
                                ------------   -----------   -----------   -----------   -----------    -----------    ----------
                                $267,389,331   $64,338,911   $23,350,370   $56,067,509   $48,574,105    $62,513,456    $8,361,989
                                ============   ===========   ===========   ===========   ===========    ===========    ==========

5. PURCHASES AND SALES OF INVESTMENTS (EXCLUDING SHORT-TERM SECURITIES) Purchases and proceeds on sales of investments for the portfolios, for the year ended December 31, 1997, were as follows:

                                                                 MONEY                                  AGGRESSIVE
                                                  GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
        ------------------------------------------------------------------------------------------------------------------
PURCHASES
U.S. Gov't Obligations.......................  $         --   $        --   $12,519,574   $35,816,107   $        --    $        --
Corporate Bonds..............................            --            --    14,373,199     7,615,933            --             --
Common Stock.................................   239,781,119            --            --    10,229,701    23,491,605     28,754,019
                                               ------------   -----------   -----------   -----------   -----------    -----------
Total Purchases..............................  $239,781,119   $        --   $26,892,773   $53,661,741   $24,491,605    $28,754,019
                                               ============   ===========   ===========   ===========   ===========    ===========
SALES
U.S. Gov't Obligations.......................  $         --   $        --   $ 7,778,902   $30,221,084   $        --    $        --
Corporate Bonds..............................            --            --    10,884,335     7,246,467            --             --
Common Stock.................................   231,298,182            --            --     7,855,306    13,397,867     20,664,346
                                               ------------   -----------   -----------   -----------   -----------    -----------
Total Sales..................................  $231,298,182   $        --   $18,663,237   $45,322,859   $13,397,867    $20,664,346
                                               ============   ===========   ===========   ===========   ===========    ===========

                                                 COMMON      SENTINEL
                                                 STOCK        GROWTH
                                               PORTFOLIO*    PORTFOLIO
        -------------------------------------
PURCHASES
U.S. Gov't Obligations.......................  $       --   $        --
Corporate Bonds..............................          --            --
Common Stock.................................   6,180,508    10,892,861
                                               ----------   -----------
Total Purchases..............................  $6,180,508   $10,892,861
                                               ==========   ===========
SALES
U.S. Gov't Obligations.......................  $       --   $        --
Corporate Bonds..............................          --            --
Common Stock.................................   2,098,229    10,150,853
                                               ----------   -----------
Total Sales..................................  $2,098,229   $10,150,853
                                               ==========   ===========

* Through the period ended December 12, 1997.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

6. TAX BASIS OF INVESTMENTS

Investment information based on the cost of the securities for Federal income tax purposes held at December 31, 1997 is as follows:

                                                  MONEY                                  AGGRESSIVE                     SENTINEL
                                   GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL     GROWTH
                                 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Aggregate gross unrealized
 appreciation.................  $ 41,273,495   $        --   $   634,129   $12,016,698   $10,679,796    $ 9,653,370    $  890,758
Aggregate gross unrealized
 depreciation.................    (3,247,719)           --          (746)      (95,786)     (703,978)    (5,956,365)     (207,722)
                                ------------   -----------   -----------   -----------   -----------    -----------    ----------
Net unrealized appreciation
 (depreciation)...............  $ 38,025,776   $        --   $   633,383   $11,920,912   $ 9,975,818    $ 3,697,005    $  683,036
                                ============   ===========   ===========   ===========   ===========    ===========    ==========
Aggregate cost of securities
 for federal income tax
 purposes.....................  $230,505,985   $64,680,706   $22,964,106   $44,479,146   $39,361,294    $57,269,359    $7,672,303
                                ============   ===========   ===========   ===========   ===========    ===========    ==========

7. AUTHORIZED CAPITAL STOCK AND CAPITAL STOCK TRANSACTIONS

On December 31, 1997, there were 1 billion 200 million shares of $0.01 par value capital stock authorized for the Fund. The shares of capital stock are divided into following series: Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Common Stock Portfolio and Sentinel Growth Portfolio. The Growth Portfolio consists of 50 million shares, the Money Market Portfolio consists of 150 million shares; each of the other series consists of 5 million shares.

Transactions in capital stock for the year ended December 31, 1997 were as follows:

                                                                                       MONEY MARKET
                                                       GROWTH PORTFOLIO                 PORTFOLIO
-----------------------------------------------------------------------------------------------------------
                                                     SHARES        AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold......................................   1,328,421   $ 23,557,083    116,153,761   $ 116,153,761
Shares redeemed..................................  (1,033,097)   (18,272,623)  (109,109,613)   (109,109,613)
Shares reinvested................................   1,736,600     28,056,401      3,098,096       3,098,096
                                                   ----------   ------------   ------------   -------------
Net contributions from affiliated insurance
 companies.......................................   2,031,924   $ 33,340,861     10,142,244   $  10,142,244
                                                   ==========   ============   ============   =============
Shares exchanged in acquisition of Common Stock
 Portfolio.......................................     716,786     13,633,276             --              --
                                                   ----------   ------------   ------------   -------------


                                                       BOND PORTFOLIO         MANAGED PORTFOLIO
-------------------------------------------------  -----------------------------------------------
                                                    SHARES      AMOUNT       SHARES      AMOUNT
-------------------------------------------------  -----------------------------------------------
Shares sold......................................   608,494   $ 6,478,790    538,094   $ 8,544,898
Shares redeemed..................................  (192,816)   (2,047,805)  (338,821)   (5,264,441)
Shares reinvested................................   108,875     1,143,011    129,171     1,970,912
                                                   --------   -----------   --------   -----------
Net contributions from affiliated insurance
 companies.......................................   524,553   $ 5,573,996    328,444   $ 5,251,369
                                                   ========   ===========   ========   ===========
Shares exchanged in acquisition of Common Stock
 Portfolio.......................................        --            --         --            --
                                                   --------   -----------   --------   -----------

                                   AGGRESSIVE GROWTH          INTERNATIONAL              COMMON STOCK           SENTINEL GROWTH
                                       PORTFOLIO                PORTFOLIO                 PORTFOLIO*               PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                  SHARES      AMOUNT       SHARES      AMOUNT        SHARES        AMOUNT      SHARES    AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold....................   513,839   $10,376,849    970,932   $13,015,260      443,566   $  5,866,422   69,861   $ 976,211
Shares redeemed................  (187,215)   (3,823,958)  (484,512)   (6,465,439)     (30,043)      (405,410)  (7,419)   (103,927)
Shares reinvested..............    21,347       391,283    305,922     3,775,073       10,980        139,301    2,383      26,667
                                 --------   -----------   --------   -----------   ----------   ------------   ------   ---------
Net contributions from
 affiliated insurance
 companies.....................   347,971   $ 6,944,174    792,342   $10,324,894      424,503   $  5,600,313   64,825   $ 898,951
                                 ========   ===========   ========   ===========   ==========   ============   ======   =========
Shares exchanged in acquisition
 of Common Stock Portfolio.....        --            --         --            --   (1,004,770)   (13,633,276)      --          --
                                 --------   -----------   --------   -----------   ----------   ------------   ------   ---------

* Through the period ended December 12, 1997.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

Transactions in capital stock for the year ended December 31, 1996 were as follows(1):

                                                                                        MONEY MARKET
                                                          GROWTH PORTFOLIO               PORTFOLIO
-----------------------------------------------------------------------------------------------------------
                                                       SHARES        AMOUNT        SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold.........................................  1,276,805   $ 20,944,472    82,625,391   $ 82,625,391
Shares redeemed.....................................   (981,738)   (16,125,158)  (65,247,831)   (65,247,831)
Shares reinvested...................................    803,008     12,727,734     2,204,012      2,204,012
                                                      ---------   ------------   -----------   ------------
Net contributions from affiliated insurance
 companies..........................................  1,098,075   $ 17,547,048    19,581,572   $ 19,581,572
                                                      =========   ============   ===========   ============


                                                          BOND PORTFOLIO         MANAGED PORTFOLIO
----------------------------------------------------  -----------------------------------------------
                                                       SHARES      AMOUNT       SHARES      AMOUNT
----------------------------------------------------  -----------------------------------------------
Shares sold.........................................   382,375   $ 4,040,320    506,385   $ 7,070,251
Shares redeemed.....................................  (173,162)   (1,831,517)  (296,312)   (4,126,398)
Shares reinvested...................................    83,086       874,882    209,781     2,862,232
                                                      --------   -----------   --------   -----------
Net contributions from affiliated insurance
 companies..........................................   292,299   $ 3,083,685    419,854   $ 5,806,085
                                                      ========   ===========   ========   ===========

                                      AGGRESSIVE GROWTH          INTERNATIONAL            COMMON STOCK         SENTINEL GROWTH
                                          PORTFOLIO                PORTFOLIO               PORTFOLIO              PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                     SHARES      AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold.......................   441,008   $ 7,446,728    987,809   $12,532,647   577,728   $5,835,026   508,648   $5,090,047
Shares redeemed...................  (156,497)   (2,640,322)  (218,584)   (2,776,249)   (2,588)     (27,950)     (377)      (4,012)
Shares reinvested.................   185,719     2,824,782    180,866     2,235,504     5,127       53,716        --           --
                                    --------   -----------   --------   -----------   -------   ----------   -------   ----------
Net contributions from affiliated
 insurance companies..............   470,230   $ 7,631,188    950,091   $11,991,902   580,267   $5,860,792   508,271   $5,086,035
                                    ========   ===========   ========   ===========   =======   ==========   =======   ==========

(1) The Common Stock and Sentinel Growth Portfolios commenced operations on 3/18/96.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1997 -- Concluded

--------------------------------------------------------------------------------

8. PRINCIPAL UNDERWRITER

1717 Capital Management Company serves, without compensation, as the principal underwriter for sale of the Fund shares to the Accounts. 1717 Capital Management Company is an indirect wholly-owned subsidiary of PMLIC.

9. SUBSEQUENT DIVIDEND

On December 31, 1997, the Board of Directors declared the following net investment income and capital gain dividends to shareholders of record on December 31, 1997, ex-dividend date January 5, 1998, payable on January 7, 1998 as follows:

                                TOTAL                  PER SHARE
                       ------------------------   --------------------
                          NET                        NET
                       INVESTMENT     CAPITAL     INVESTMENT   CAPITAL
      PORTFOLIO          INCOME        GAIN         INCOME      GAIN
---------------------  ----------   -----------   ----------   -------
Growth...............  $1,105,932   $35,634,593     $.0805     $2.5932
Bond.................     330,523         3,599      .1554       .0017
Managed..............     463,796     2,699,617      .1411       .8215
Aggressive Growth....     391,789     3,740,193      .1790      1.7088
International........     278,162     4,341,196      .0606       .9452
Sentinel Growth......      25,069     1,688,898      .0437      2.9121

                                   APPENDIX A
                  DESCRIPTION OF MONEY MARKET INSTRUMENTS AND
                       COMMERCIAL PAPER AND BOND RATINGS

PERMITTED INVESTMENTS OF THE MONEY MARKET ACCOUNT

     U.S. Government Obligations--are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank of Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks, and the Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuing agency, authority or other instrumentality.

     Repurchase Agreements--are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk except the risk that the seller will be unable to pay the agreed upon sum upon the delivery date and, in the event of default by the seller because of bankruptcy or otherwise, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

     Certificates of Deposit--are generally certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals ("coupon dates") based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Typically, dealers selling variable rate certificates of deposit agree to repurchase such instruments, at the purchaser's option, at par on the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by the various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. Variable rate certificates of deposit may be sold in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate at the time of issue than comparable fixed rate certificates of deposit.

     Bankers' Acceptance--are short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. These instruments reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

     Commercial Paper--refers to promissory notes issued by corporations to finance their short-term credit needs.

     Corporate Obligations--include bonds and notes issued by corporations in order to finance longer term credit needs.

COMMERCIAL PAPER RATINGS

     The rating A-1 is the highest rating assigned by Standard & Poor's Corporation ("S&P") to commercial paper which is considered by S&P to have the following characteristics: liquidity ratios of the issuer are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are unquestioned.

     The rating A-2 is the second highest rating assigned by Standard & Poor's Corporation. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated P-1 have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics; leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     The rating P-2 is the second highest commercial paper rating assigned by Moody's. Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

CORPORATE BOND RATINGS

     Moody's Investors Service, Inc. describes its five highest ratings for corporate bonds as follows:

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well as assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Standard & Poor's Corporation describes its ratings for corporate bonds as follows:

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB, B, CCC, C--Bonds rated BB, B, CCC, C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.

                           PART C. OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits

     (a) Financial Statements.

     The following financial statements are filed as part of this Registration
Statement:

     Included in Part A--Prospectus of the Registration Statement:

          Financial Highlights

     Included in Part B--Statement of Additional Information of the Registration
Statement:

        Report of Independent Accountants

        Statement of Net Assets as of December 31, 1997


        Statements of Operations for the Year Ended December 31, 1997

        Statements of Changes in Net Assets for the Year Ended December 31, 1997 Statements of Changes in Net Assets for the Year Ended December 31, 1996 Notes to Financial Statements, December 31, 1995

     (b) Exhibits

     The following exhibits are filed herewith:


1.a.     Articles of Incorporation of the Market Street Fund, Inc.
         (the "Fund")
1.b.     Articles Supplementary
1.c.     Articles Supplementary
1.d.     Articles Supplementary
2.a.     By-Laws of the Fund
2.b.     Amendment to By-Laws
3.       Inapplicable
4        Form of Certificate for Shares of Common Stock of the Fund
5.a.     Investment Advisory Agreement between the Fund and
         Providentmutual Investment Management Company (PIMC)
5.b.     Investment Advisory Agreement between the Fund and Sentinel
         Advisors Company
5.b.i.   Amendment to Investment Advisory Agreement between the Fund and Sentinel Advisors Company(1)
5.b.ii.  Amendment to Investment advisory Agreement Between the Fund and Sentinel Advisors Company(2)
5.c.     Investment Advisory Agreement between the Fund and Sentinel
         Advisors Company with respect to the Growth Portfolio(3)
5.d.     Investment Advisory agreement between the Fund and PIMC with respect to the International Portfolio
5.e.     Investment Sub-Advisory Agreement between PIMC and The
         Boston Company Asset Management, Inc.
5.f.     Investment Advisory Agreement between the Fund and PIMC
         respecting All Pro Portfolios
5.g.     Form of Agreement between PIMC and its Sub-Advisors
         respecting All Pro Portfolios
5.h.     Investment Management Consulting Agreement between PIMC and
         Wilshire Associates Incorporated respecting All Pro
         Portfolios
6.a.     Underwriting Agreement between the Fund and PML Securities,
         Inc.
6.b.     Amendment to Underwriting Agreement between the Fund and PML
         Securities, Inc.
6.c.     Amendment to Underwriting Agreement between the Fund and PML
         Securities, Inc.
6.d.     Amendment to Underwriting Agreement between the Fund and PML
         Securities, Inc.
6.e.     Amendment to Underwriting Agreement between the Fund and PML
         Securities, Inc.
7.       Inapplicable

8.a.     Custody Agreement between the Fund and Provident National
         Bank
8.b.     Amendment to Custody Agreement between the Fund and
         Provident National Bank
8.c.     Amendment to Custody Agreement between the Fund and
         Provident National Bank
8.d.     Amendment to Custody Agreement between the Fund and
         Provident National Bank
8.e.     Custodial Services Agreement between the Fund and Citibank,
         N.A.
9.a.     Agreement and Plan of Reorganization among Providentmutual
         Variable Life Growth Account, Providentmutual Variable Life
         Money Market Account, Providentmutual Variable Life Bond
         Account and the Fund
9.b.     Reimbursement agreement between Provident Mutual Life
         Insurance Company of Philadelphia and the Fund
9.c.     Administration Agreement between the Fund and Provident
         Institutional Management Corporation
9.c.i.   Amendment to Administration Agreement between the Fund and
         Provident Financial Processing Corporation (PFPC)
9.c.ii.  Amendment to Administration Agreement between the Fund and
         PFPC
9.c.iii. Amendment to Administration Agreement between the Fund and
         PFPC
9.d.     Transfer Agency Agreement between the Fund and PFPC, as
         amended
9.d.i.   Amendment to Transfer Agency Agreement between the Fund and
         PFPC
9.d.ii.  Amendment to Transfer Agency Agreement between the Fund and
         PFPC
9.e.i.   Participation Agreement among the Fund, Provident Mutual
         Life Insurance Company, and PML Securities, Inc.
9.e.ii.  Participation Agreement among the Fund, Providentmutual Life and Annuity Company of America, and PML Securities, Inc.
9.e.iii. Participation Agreement among the Fund, National Life
         Insurance Company and PML Securities, Inc.(2)
9.e.iv.  Amendment to Participation Agreement among the Fund,
         National Life Insurance Company and PML Securities, Inc.
10.      Opinion of Adam Scaramella, Esquire
11.a.    Consent of Sutherland, Asbill & Brennan, L.L.P.
11.b.    Consent of Coopers & Lybrand, L.L.P.
12.      Inapplicable
13.a.    See Number 9.a. above
13.b.    Investment Letter from National Life Insurance Company(2)
14.      Inapplicable
15.      Inapplicable
16.      Inapplicable
17.      Financial Data Schedules
18.      Inapplicable
19.      Powers of Attorney


---------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 13 filed on February 28, 1996, File No. 2-98755.


(2) Incorporated herein by reference to Post-Effective Amendment No. 14 filed on March 19, 1996, File No. 2-98755.


(3) Incorporated herein by reference to Post-Effective Amendment No. 16, filed on February 21, 1997, File No. 2-98755.

ITEM 25.  Persons Controlled by or Under Common Control with Registrant

     Currently, shares of the Fund are sold to separate accounts of Provident Mutual Life Insurance Company ("Provident Mutual"), Providentmutual Life and Annuity Company of America ("PLACA") and National Life Insurance Company ("NLIC") to fund the benefits under certain variable life insurance policies and variable annuity contracts issued or assumed by Provident Mutual or PLACA and variable life insurance policies issued by NLIC.

     No person has the direct or indirect power to control Provident Mutual or NLIC except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. As mutual life insurance companies, Provident Mutual and NLIC have no stockholders. Their Boards of Directors are elected by the Policyholders. PLACA is a wholly-owned subsidiary of Provident Mutual.


     Persons controlled by or under common control with the registrant follow:



                                                   PERCENT OF VOTING
            NAME                JURISDICTION       SECURITIES OWNED          PRINCIPAL BUSINESS
            ----                ------------       -----------------         ------------------
Provident Mutual                Pennsylvania    Mutual Company             Life & Health Insurance
  Life Insurance Company*
  (Provident Mutual)
Providentmutual Life and        Delaware        Ownership of all           Life & Health Insurance
  Annuity Company                               voting securities
  of America*                                   by Provident Mutual
Provident Mutual                Delaware        Ownership of all voting    Life & Health Insurance
  International                                 securities by
  Life Insurance Company                        Provident Mutual
Providentmutual                 Pennsylvania    Ownership of all           Holding Company
  Holding Company (PHC)*                        voting securities
                                                by Provident Mutual
1717 Capital Management         Pennsylvania    Ownership of all voting    Broker/Dealer
  Company*                                      securities by PHC
1717 Brokerage Services Inc.    Pennsylvania    Ownership of all voting    Insurance Agency
                                                securities by PHC
Providentmutual Investment      Pennsylvania    Ownership of all voting    Investment Adviser
  Management Company*                           securities by PHC
Washington Square               Pennsylvania    Ownership of all voting    Administrative Services
  Administrative Services,                      securities by PHC
  Inc.*
Institutional Concepts,         New York        Ownership of all voting    Insurance Agency
  Inc.*                                         securities by PHC
Provestco, Inc.*                Delaware        Ownership of all voting    Real Estate Investment
                                                securities by PHC
PNAM, Inc.*                     Delaware        Ownership of all voting    Holding Company
                                                securities by PHC
Sigma American                  Delaware        Ownership of 80.2%         Investment Management
  Corporation*                                  voting securities by       and Advisory Services
                                                PHC and 19.8% by
                                                Provident Mutual

                                                   PERCENT OF VOTING
            NAME                JURISDICTION       SECURITIES OWNED          PRINCIPAL BUSINESS
            ----                ------------       -----------------         ------------------
Provident Mutual                Delaware        Ownership of all voting    Investment Management
  Management Co., Inc.*                         securities by Sigma        and Advisory Services
                                                American Corporation
Software Development            Pennsylvania    Ownership of all           Development and
  Corporation*                                  voting securities          Marketing of Computer
                                                by PHC                     Software


---------------

 * File Consolidated Financial Statements.


ITEM 26. Number of Holders of Securities


                                                                    NUMBER OF RECORD
                       TITLE OF CLASS                         HOLDERS AS OF APRIL 1, 1998
------------------------------------------------------------  ----------------------------
Growth Portfolio............................................         5
Money Market Portfolio......................................         5
Bond Portfolio..............................................         5
Managed Portfolio...........................................         5
Aggressive Growth Portfolio.................................         5
International Portfolio.....................................         5
Sentinel Growth Portfolio...................................         2
All Pro Large Cap Growth Portfolio..........................        None
All Pro Small Cap Growth Portfolio..........................        None
All Pro Large Cap Value Portfolio...........................        None
All Pro Small Cap Value Portfolio...........................        None


ITEM 27. Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee ("corporate representative") of the registrant, except a proceeding brought by or on behalf of the registrant, the registrant may indemnify the corporate representative against expenses, including attorneys' fees and judgments, fines, and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if:
(i) he acted in good faith and in a manner he reasonably believed to be in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The registrant is also authorized under section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the registrant.

     The By-laws of the Fund (Exhibit (2) of this Registration Statement) provide that the Fund may indemnify its corporate representatives in a manner that is consistent with the laws of the State of Maryland. The By-laws preclude indemnification for "disabling conduct" (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification shall be made.

     See item 32(c) for information regarding indemnification for liabilities arising under the Securities Act of 1933.

ITEM 28. Business and Other Connections of Investment Adviser

     The directors and officers of Providentmutual Investment Management Company
(PIMC) also serve as officers of Provident Mutual.

ITEM 29. Principal Underwriters

     a. 1717 Capital Management Company is principal underwriter for the Fund.


     b. Set forth below is certain information regarding the directors and officers of 1717, the principal underwriter to the Fund. Unless otherwise stated, the business address of the persons whose names appear below is 300 Continental Drive, Newark, Delaware 19713.



                                                    (2)                           (3)
                 (1)                     POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES
                NAME                       PRINCIPAL UNDERWRITER            WITH REGISTRANT
                ----                     --------------------------      ---------------------
Mary Lynn Finelli*...................    Director                      None
Alan F. Hinkle*......................    Director                      None
Robert W. Kloss*.....................    Director                      None
J. Kevin McCarthy*...................    Director                      None
James G. Potter, Jr.*................    Director                      Vice President
Joan C. Turnbull.....................    Director                      None
Lance A. Reihl.......................    President                     None
Rosanne Gatta**......................    Treasurer                     President
Linda M. Springer*...................    Financial Reporting           None
                                         Officer
Adam Scaramella*.....................    Legal Officer & Secretary     Legal Officer & Secretary


---------------

  * 1050 Westlakes Drive, Berwyn, PA 19312

 ** 1205 Westlakes Drive, Berwyn, PA 19312


ITEM 30. Location of Accounts and Records


     The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by the Fund and Providentmutual Investment Management Company at 103 Bellevue Parkway, Wilmington, DE 19809 and 1050 Westlakes Drive, Berwyn, PA 19312, by Newbold's Asset Management, Inc. at 937 Haverford Road, Bryn Mawr, Pennsylvania 19010, by Sentinel Advisors Company at National Life Drive, Montpelier, Vermont 05604, by Provident National Bank at Broad & Chestnut Streets, Philadelphia, Pennsylvania 19101, or by PFPC at 103 Bellevue Parkway, Wilmington, Delaware 19809, or for the International Portfolio by Citibank, N.A. 111 Wall Street, New York, New York 10043.


ITEM 31. Management Services

     Inapplicable.

ITEM 32. Undertakings

     a. Inapplicable.

     b. Inapplicable.

     c. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     d. Insofar as any information required to be provided is contained in the Fund's latest annual report, the Fund hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of such annual report, upon request and without charge.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(b) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BERWYN, COMMONWEALTH OF PENNSYLVANIA ON THIS 23RD DAY OF APRIL 1998.


                                          MARKET STREET FUND, INC.

                                          BY:     /s/

                                            ------------------------------------
                                                       ROSANNE GATTA
                                                         PRESIDENT

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                      SIGNATURE                                      TITLE                       DATE
                      ---------                                      -----                       ----
                               /s/                     President                          April 23, 1998
-----------------------------------------------------    (Principal Executive
                    ROSANNE GATTA                        Officer)

                             /s/                       Treasurer                          April 23, 1998
-----------------------------------------------------    (Principal Financial and
               ANTHONEY T. GIAMPIETRO                    Accounting Officer)

                               /s/                     Director                           April 23, 1998
-----------------------------------------------------
                   ROBERT W. KLOSS

                          *                            Director                           April 23, 1998
-----------------------------------------------------
                      ALAN GART

                          *                            Director                           April 23, 1998
-----------------------------------------------------
                 A. GILBERT HEEBNER

                          *                            Director                           April 23, 1998
-----------------------------------------------------
                      LEO SLACK

                          *                            Director                           April 23, 1998
-----------------------------------------------------
                  EDWARD S. STOUCH

                 *By:            /s/
  ------------------------------------------------
                   ADAM SCARAMELLA
                  Attorney-in-Fact,
            Pursuant to Power of Attorney

                                 EXHIBIT INDEX


                                                                        SEQUENTIALLY
EXHIBIT                                                                   NUMBERED
NUMBER                            DESCRIPTION                               PAGE
-------   ------------------------------------------------------------  ------------
1.a.      Articles of Incorporation of the Market Street Fund, Inc.
          (the "Fund")................................................
1.b.      Articles Supplementary......................................
1.c.      Articles Supplementary......................................
1.d.      Articles Supplementary......................................
2.a.      By-Laws of the Fund.........................................
2.b.      Amendment to By-Laws........................................
4         Form of Certificate for Shares of Common Stock of the
          Fund........................................................
5.a.      Investment Advisory Agreement between the Fund and
          Providentmutual Investment Management Company (PIMC)........
5.b.      Investment Advisory Agreement between the Fund and Sentinel
          Advisors Company............................................
5.d.      Investment Advisory agreement between the Fund and PIMC with respect to the International Portfolio......................
5.e.      Investment Sub-Advisory Agreement between PIMC and The
          Boston Company Asset Management, Inc........................
5.f.      Investment Advisory Agreement between the Fund and PIMC
          respecting All Pro Portfolios...............................
5.g.      Form of Agreement between PIMC and its Sub-Advisors
          respecting All Pro Portfolios...............................
5.h.      Investment Management Consulting Agreement between PIMC and
          Wilshire Associates Incorporated respecting All Pro
          Portfolios..................................................
6.a.      Underwriting Agreement between the Fund and PML Securities,
          Inc.........................................................
6.b.      Amendment to Underwriting Agreement between the Fund and PML
          Securities, Inc. ...........................................
6.c.      Amendment to Underwriting Agreement between the Fund and PML
          Securities, Inc. ...........................................
6.d.      Amendment to Underwriting Agreement between the Fund and PML
          Securities, Inc. ...........................................
6.e.      Amendment to Underwriting Agreement between the Fund and PML
          Securities, Inc. ...........................................
8.a.      Custody Agreement between the Fund and Provident National
          Bank........................................................
8.b.      Amendment to Custody Agreement between the Fund and
          Provident National Bank.....................................
8.c.      Amendment to Custody Agreement between the Fund and
          Provident National Bank.....................................
8.d.      Amendment to Custody Agreement between the Fund and
          Provident National Bank.....................................
8.e.      Custodial Services Agreement between the Fund and Citibank,
          N.A. .......................................................
9.a.      Agreement and Plan of Reorganization among Providentmutual
          Variable Life Growth Account, Providentmutual Variable Life
          Money Market Account, Providentmutual Variable Life Bond
          Account and the Fund........................................
9.b.      Reimbursement agreement between Provident Mutual Life
          Insurance Company of Philadelphia and the Fund..............
9.c.      Administration Agreement between the Fund and Provident
          Institutional Management Corporation........................
9.c.i.    Amendment to Administration Agreement between the Fund and
          Provident Financial Processing Corporation (PFPC)...........
9.c.ii.   Amendment to Administration Agreement between the Fund and
          PFPC........................................................
9.c.iii.  Amendment to Administration Agreement between the Fund and
          PFPC........................................................
9.d.      Transfer Agency Agreement between the Fund and PFPC, as
          amended.....................................................
9.d.i.    Amendment to Transfer Agency Agreement between the Fund and
          PFPC........................................................
9.d.ii.   Amendment to Transfer Agency Agreement between the Fund and
          PFPC........................................................
9.e.i.    Participation Agreement among the Fund, Provident Mutual
          Life Insurance Company, and PML Securities, Inc. ...........
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                                                                        SEQUENTIALLY
EXHIBIT                                                                   NUMBERED
NUMBER                            DESCRIPTION                               PAGE
-------   ------------------------------------------------------------  ------------
9.e.ii.   Participation Agreement among the Fund, Providentmutual Life and Annuity Company of America, and PML Securities, Inc. ...
9.e.iv.   Amendment to Participation Agreement among the Fund,
          National Life Insurance Company and PML Securities, Inc. ...
10.       Opinion of Adam Scaramella, Esquire.........................
11.a.     Consent of Sutherland, Asbill & Brennan, L.L.P. ............
11.b.     Consent of Coopers & Lybrand, L.L.P. .......................
13.a.     See Number 9.a. above.......................................
17.       Financial Data Schedules....................................
19.       Powers of Attorney..........................................
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